As filed with the Securities and Exchange Commission on April 27, 2007

Registration Nos. 333-62221

811-08981

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 14

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 8

EquiTrust Life Variable Account II

(Exact Name of Registrant)

EquiTrust Life Insurance Company

(Name of Depositor)

5400 University Avenue

West Des Moines, Iowa 50266

(515) 225-5400

(Address and Telephone Number of Principal Executive Office)

Stephen M. Morain, Esquire

5400 University Avenue

West Des Moines, Iowa 50266

(Name and Address of Agent for Service of Process)

Copy to:

Stephen E. Roth, Esquire

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485;

☒	on May 1, 2007, pursuant to paragraph (b) of Rule 485;

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485;

☐	on May 1, 2007, pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Title of Securities Being Registered: Flexible Premium Variable Life Insurance Policies

EquiTrust Life Variable Account II

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

PROSPECTUS

May 1, 2007

EquiTrust Life Insurance Company (“EquiTrust,” “we,” “us”, “our” or the “Company”) is offering a flexible premium variable life insurance policy (the “Policy”) described in this Prospectus. EquiTrust designed the Policy: (1) to provide insurance protection to age 115 (age 95 in certain states); and (2) to permit the purchaser of a Policy (“you” or “your”) to vary premium payments and adjust the death proceeds payable under the Policy.

While the Policy is in force, we will pay:

•	death proceeds upon the Insured’s death, and
•	a Net Surrender Value or Net Accumulated Value upon complete surrender or partial withdrawal of the Policy.

You may allocate Net Premiums under a Policy to one or more of the Subaccounts of EquiTrust Life Variable Account II (the “Variable Account”). Death proceeds may, and Accumulated Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each investment option must accompany or precede this Prospectus.

American Century Investments

VP Inflation Protection Bond Fund

VP Mid Cap Value Fund

VP Ultra® Fund

VP Value Fund

VP VistaSM Fund

Dreyfus Variable Investment Fund

VIF Appreciation Portfolio

VIF Developing Leaders Portfolio

VIF Growth and Income Portfolio

VIF International Equity Portfolio

Dreyfus Socially Responsible Growth Fund, Inc.

EquiTrust Variable Insurance Series Fund

Blue Chip Portfolio

High Grade Bond Portfolio

Managed Portfolio

Money Market Portfolio

Strategic Yield Portfolio

Value Growth Portfolio

Fidelity® Variable Insurance Products Funds

VIP Contrafund® Portfolio—Initial Class

VIP Growth Portfolio—Initial Class

VIP Growth & Income Portfolio—Initial Class

VIP High Income Portfolio—Service Class 2

VIP Index 500 Portfolio—Initial Class

VIP Mid Cap Portfolio—Service Class 2

VIP Overseas Portfolio—Initial Class

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate Securities Fund (formerly know as Franklin Real Estate Fund)—Class 2

Franklin Small Cap Value Securities Fund—Class 2

Franklin Small-Mid Cap Growth Securities Fund—Class 2

Franklin U.S. Government Fund—Class 2

Mutual Shares Securities Fund—Class 2

Templeton Growth Securities Fund—Class 2

J.P. Morgan Series Trust II

JPMorgan Mid-Cap Value Portfolio

JPMorgan Small Company Portfolio

Summit Pinnacle Series

Nasdaq-100 Index Portfolio

Russell 2000 Small Cap Index Portfolio

S&P MidCap 400 Index Portfolio

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio

Mid-Cap Growth Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.

International Stock Portfolio

You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.

The T. Rowe Price Mid-Cap Growth Subaccount is not available for investment (allocation of premium payments and transfers) under Policies issued on or after May 1, 2004. The American Century VP Inflation Protection Bond Fund, VP Mid Cap Value Fund and VP Value Fund Subaccounts may not be available as an investment option under your Policy. Please consult your registered representative.

Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested. We do not guarantee the amount and/or duration of insurance coverage under the Policy.

This Prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your registered representative or tax adviser.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please read this Prospectus carefully and retain it for future reference.

Issued By:

EquiTrust Life Insurance Company

5400 University Avenue

West Des Moines, Iowa 50266

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The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

EquiTrust has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

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POLICY BENEFITS/RISK SUMMARY

This summary describes the Policy’s important benefits and risks. The sections in the Prospectus following this summary discuss the Policy’s benefits and other provisions in more detail. The Glossary at the end of the Prospectus defines certain words and phrases used in this Prospectus.

POLICY BENEFITS

Your Policy is a flexible premium variable life insurance policy that provides life insurance protection in the event of the death of the Insured. The death benefit proceeds payable to the Beneficiary may, and your Accumulated Value under the Policy will, vary based on the investment performance of the Subaccounts you choose and the amount of interest credited in the Declared Interest Option. You may make withdrawals and loans from your Accumulated Value under the Policy subject to certain conditions described in this Prospectus. You may surrender your Policy at any time.

Death Benefit

•

Death Benefit Proceeds: We pay the death benefit (less any Policy Debt plus any unearned loan interest and any premiums paid after the date of death) to the Beneficiary when the Insured dies. We will increase the death benefit by the amount of any additional insurance provided by optional benefit rider(s).

•

Death Benefit Options: You may choose between two death benefit options under the Policy. You may change the death benefit option at any time while the Policy is in force. You may change the Specified Amount (which is the amount of insurance you select), after the first Policy Year, while the Policy is in force. We calculate the amount available under each death benefit option monthly and as of the Insured’s date of death.

•

Option A is equal to the greater of: (1) the sum of the Specified Amount and the Accumulated Value; or (2) the Accumulated Value multiplied by the specified amount factor for the Insured’s Attained Age, as set forth in the Policy.

•	Option B is equal to the greater of: (1) Specified Amount; or (2) the Accumulated Value multiplied by the specified amount factor for the Insured’s Attained Age, as set forth in the Policy.

•

Living Benefit (Accelerated Death Benefit) Rider: Under the living benefit rider, which is available at no charge, you may receive accelerated payment of part of your death benefit if the Insured develops a terminal illness. Requesting an accelerated benefit payment under this rider may have tax consequences.

•

Universal Death Benefit Guarantee Rider: Under the Universal Death Benefit Guarantee Rider, which is available at no charge, your Policy will not lapse (expire without value) even if the Accumulated Value during the first three Policy Years (Net Surrender Value if you’ve taken a loan on your policy), or the Net Surrender Value after the first three Policy Years, is not enough to cover monthly charges provided you pay the death benefit guarantee monthly premium. We will notify you of any shortfall which must be paid within a 61-day Grace Period.

Surrenders, Partial Withdrawals, Transfers and Policy Loans

•

Surrenders: At any time while your Policy is in force, you may make a written request to us at our Home Office to surrender your Policy and receive the Net Surrender Value. The Net Surrender Value is the Surrender Value less any Policy Debt plus any unearned loan interest. A surrender may have tax consequences.

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•

Partial Withdrawals: At any time while your Policy is in force, you may make a written request to withdraw part of the Net Surrender Value. The partial withdrawal must be at least $500 and may not exceed the lesser of Net Surrender Value less $500 or 90% of Net Surrender Value (unless a higher percentage is permitted in your state). Partial withdrawals may have tax consequences.

•

Transfers: Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year. The initial transfer in each Policy Year will be completed without charge. We may assess a $25 charge for each transfer after the first transfer in a Policy Year. (The Company has extended this privilege to allow the first twelve transfers in a Policy Year to be completed without charge. The Company may assess a $25 charge for the thirteenth and each subsequent transfer. This privilege may be terminated at any time). You may only make one transfer per Policy Year from the Declared Interest Option to the Variable Account.

•

Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is 90% of the Accumulated Value of the Policy at the end of the Valuation Period during which we receive your request for a loan (unless a higher percentage is permitted in your state). We charge you a maximum annual interest rate on your loan equal to the greater of 5.5% or the “Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds” published by Moody’s Investors Services, Inc., as described under “POLICY BENEFITS—Loan Benefits—Loan Interest Charged” on page 34. We credit interest on amounts transferred from the Variable Account and held as security for the loan at an effective annual rate equal to the greater of 4% of the current effective loan interest rate minus no more than 3%, as determined by the Company. After the tenth Policy Year, we may allow you to take a loan in an amount equal to or less than the gain under the Policy with a net annual interest rate of 0%. Loans may have tax consequences.

Premiums

•

Flexibility of Premiums: After you pay the initial premium, you may pay subsequent premiums at any time (prior to the Maturity Date) and in any amount (although we reserve the right to require a minimum of $100), subject to a certain maximum. You may select a premium payment plan to pay premiums quarterly, semi-annually or annually. You are not required to pay premiums according to the plan.

•

Cancellation Privilege: When you receive your Policy, the free-look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater of: (1) the premiums paid; or (2) the Accumulated Value on the Business Day we receive the Policy at our Home Office plus any charges deducted. The free-look period expires at midnight on the 20th day after you receive the Policy. This period will be longer if required by state law.

The Policy

•

Ownership Rights: While the Insured is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, the Policyowner and assigning the Policy. Changing the Policyowner or assigning the Policy may have tax consequences.

•

Variable Account: You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Investment Options listed on the first page of this Prospectus.

•

Declared Interest Option: You may place money in the Declared Interest Option where it is guaranteed to earn at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

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•

Accumulated Value: Accumulated Value is the sum of the values of your Policy in the Subaccounts and the Declared Interest Option plus any outstanding Policy Debt. Accumulated Value varies from day to day depending on the investment performance of the Subaccounts you choose, interest we credit to the Declared Interest Option, charges we deduct and any other transactions (e.g., transfers, partial withdrawals and loans). We do not guarantee a minimum Accumulated Value.

•

Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, partial withdrawal and maturity provisions of the Policy, other than in a lump sum. None of the available payment options vary with the investment performance of the Variable Account. Other options may be available. More detailed information concerning these payment options is available on request from our Home Office.

Supplemental Riders and Benefits

We offer several riders that provide supplemental benefits under the Policy, such as the Universal Cost of Living Increase Rider, which provides for an automatic increase in Specified Amount every three (3) years according to the Consumer Price Index, until the later of age 65 or the 10th Policy Anniversary. We generally deduct any monthly charges for these riders from Accumulated Value as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states. Please contact us for further details. See “ADDITIONAL INSURANCE BENEFITS” for a description of each rider available under the Policy.

POLICY RISKS

Investment Risk

If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable, and that, due both to the unfavorable performance and the resulting higher insurance charges, the Accumulated Value will decrease. You will also be subject to the risk that the investment performance of the Subaccounts you select may be less favorable than that of other Subaccounts. In order to keep the Policy in force, you may be required to pay more premiums than originally planned. You could lose everything you invest.

If you allocate Net Premiums to the Declared Interest Option, we will credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest. However, you assume the risk that the rate may decrease, although it will never be lower than the guaranteed rate of 4%.

Risk of Lapse

If your Accumulated Value during the first three Policy Years (Net Surrender Value if you’ve taken a loan on your Policy), or Net Surrender Value after the first three Policy Years is not enough to pay the charges deducted each month, your Policy may enter a 61-day Grace Period (31 days in certain states). We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Policy will generally not lapse at the end of a Grace Period if you make a premium payment that, when reduced by the premium expense charge, will be at least equal to three times the monthly charges under the Policy immediately preceding the Grace Period. You may reinstate a lapsed Policy subject to certain conditions.

However, your Policy will not enter the Grace Period if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium test on each Monthly Deduction Day.

Under current Company practice, your Policy will not enter the Grace Period during the fourth Policy Year, regardless of the Net Surrender Value, if you have paid the cumulative Target Premium. (The Target Premium is a specified amount of premium which is based on the age, sex

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and underwriting class of the Insured, the Specified Amount of the Policy and the types and amounts of any additional benefits under the Policy. We use this amount to calculate the premium expense charge. We also use the Target Premium to calculate registered representatives’ compensation.) This is a current Company practice, which is not guaranteed and can be changed at any time.

Tax Risks

In order to qualify as a life insurance contract for federal income tax purposes and receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk.) It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy generally should be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, any surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals and loans taken before you reach age 59 1/2 . If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with loans on Policies in force for ten years or more is unclear. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

See “FEDERAL TAX MATTERS.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Partial Withdrawal and Surrender Risks

The Surrender Charge under the Policy applies for the first six Policy Years in the event you surrender your Policy and may be considerable. (The Surrender Charge also applies to an increase in Specified Amount if a surrender occurs within six Policy Years following an increase in Specified Amount.) It is possible that you will receive no Net Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (terminate without value), because Surrender Charges affect the Net Surrender Value which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). See “Risk of Lapse” above.

Partial withdrawals must be at least $500 and may not exceed the lesser of (1) the Net Surrender Value less $500; or (2) 90% of the Net Surrender Value. Partial withdrawals are assessed a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

A partial withdrawal or surrender may have tax consequences.

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Policy Loan Risks

A Policy Loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the Policy Loan from the Subaccounts and/or Declared Interest Option as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Declared Interest Option.

We reduce the amount we pay on the Insured’s death by any outstanding Policy Debt. Your Policy may lapse (terminate without value) if Policy Debt plus any unearned loan interest reduces your Net Surrender Value to zero.

If you surrender the Policy or allow it to lapse while a Policy Loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

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PORTFOLIO RISKS

A comprehensive discussion of the risks of each Investment Option may be found in the respective Fund’s prospectus. Please refer to each Fund’s prospectus for more information.

There is no assurance that any Fund will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Policy.

The first table describes the fees and expenses that are payable at the time you buy the Policy, surrender the Policy or transfer Accumulated Value among the Subaccounts and Declared Interest Option.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge*	Amount Deducted— Current Charge
Premium Expense Charge	Upon receipt of each premium payment	7% of each premium payment	7% of each premium payment(1)
Partial Withdrawal Fee	Upon partial withdrawal	2% of the Accumulated Value withdrawn, not to exceed $25	2% of the Accumulated Value withdrawn, not to exceed $25
Surrender Charge(2)	Upon a full surrender of your Policy during the first six Policy Years, and for the first six Policy Years following an increase in Specified Amount to the extent of the increase
Minimum Charge(3)		$5.30 per $1,000 of Specified Amount or Specified Amount increase	$3.18 per $1,000 of Specified Amount or Specified Amount increase
Maximum Charge(4)		$57.48 per $1,000 of Specified Amount or Specified Amount increase	$34.49 per $1,000 of Specified Amount or Specified Amount increase
Charge for Male, Attained Age 30, Non-Tobacco in first Policy Year		$10.48 per $1,000 of Specified Amount or Specified Amount increase	$6.29 per $1,000 of Specified Amount or Specified Amount increase
Transfer Charge	Upon transfer	First twelve transfers in a Policy Year are free, $25 for each subsequent transfer	First twelve transfers in a Policy Year are free, $25 for each subsequent transfer

* We may charge fees and use rates that are lower than the maximum guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

(1)  For Policies issued prior to May 1, 2005, the current Premium Expense Charge is 7% of each premium up to the Target Premium for a Policy Year, then 2% of each premium payment over the Target Premium. The Target Premium is a specified annual premium which is based on the age, sex and underwriting class of the Insured, the Specified Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The maximum Target Premium for a Policy is $398.38 per $1,000, plus $65. This figure assumes that the Insured has the following characteristics: Male, Attained Age 94, Tobacco or Preferred Tobacco. The Target Premium for your Policy is shown on your Policy’s data page.

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(2)  The Surrender Charge equals a charge per $1,000 of Specified Amount, and varies based on the Insured’s Issue Age, sex, underwriting class and Policy Year. The Surrender Charge shown in the table may not be representative of the charge you will pay. Your Policy’s data page indicates the Surrender Charge applicable to your Policy. More detailed information concerning your Surrender Charge is available upon request at our Home Office. Currently, this charge is assessed during the first six Policy Years, and during the first six Policy Years following an increase in Specified Amount to the extent of the increase. On a guaranteed basis, the Surrender Charge period is ten years. The Surrender Charge decreases annually over the Surrender Charge period.

(3)  The minimum shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Female, Issue Ages 0-17, Non-Tobacco; Female, Issue Age 18, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(4)  The maximum shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Male, Issue Ages 61-94, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; Male, Issue Ages 56-94, Tobacco or Preferred Tobacco; Female, Issue Ages 65-93, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; Female, Issue Ages 63-93, Tobacco or Preferred Tobacco; Unisex, Issue Ages 62-93, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; and Unisex, Issue Ages 57-93, Tobacco or Preferred Tobacco.

The next tables describe the fees and expenses that you will pay periodically during the time that you own your Policy, not including expenses of each Investment Option.

Periodic Charges

(other than Investment Option operating expenses)

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Cost of Insurance Charge(5)	Monthly, on the Monthly Deduction Day
Minimum Charge(6)		$0.05667 per $1,000 net amount at risk	$0.03151 per $1,000 net amount at risk
Maximum Charge(7)		$90.90909 per $1,000 net amount at risk	$59.52444 per $1,000 net amount at risk
Charge for Male, Attained Age 30, Non-Tobacco		$0.12085 per $1,000 net amount at risk	$0.07035 per $1,000 net amount at risk
Monthly Policy Expense Charge(8)	Monthly, on the Monthly Deduction Day	$7	$7
First-Year Monthly Policy Expense Charge(9)	Monthly, on the Monthly Deduction Day for the first 12 Policy Months	$7	$7
First-Year Monthly Per $1,000 Charge(10)	Monthly, on the Monthly Deduction Day for the first 12 Policy Months, and for the first 12 Policy Months following an increase in Specified Amount to the extent of the increase	$0.07 per $1,000 of Specified Amount or Specified Amount increase, including the Other Adult Universal Life Insurance Rider, if applicable	$ 0.07 per $1,000 of Specified Amount or Specified Amount increase, including the Other Adult Universal Life Insurance Rider, if applicable
Mortality and Expense Risk Charge	Daily	Effective annual rate of 1.05% of the average daily net assets of each Subaccount you are invested in	Effective annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in
Policy Loan Interest Spread(11)	On the Policy Anniversary or	3% (effective annual rate) earlier, as applicable(12)	2.00% (effective annual rate)

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Periodic Charges

(optional benefit riders only)

Charge(13)	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Universal Cost of Living Increase Rider	Monthly, on the Monthly Deduction Day
Minimum Charge(14)		$0.0034 per $1,000 of Specified Amount	$0.0018 per $1,000 of Specified Amount
Maximum Charge(15)		$5.4545 per $1,000 of Specified Amount	$3.4643 per $1,000 of Specified Amount
Charge for Male, Attained Age 30, Non-Tobacco		$0.0073 per $1,000 of Specified Amount	$0.0041 per $1,000 of Specified Amount
Universal Waiver of Charges Rider(16)	Monthly, on the Monthly Deduction Day
Minimum Charge(17)		4.6% of cost of insurance charge	4.6% of cost of insurance charge
Maximum Charge(18)		29.0% of cost of insurance charge	29.0% of cost of insurance charge
Charge for Male, Attained Age 30, Non-Tobacco		4.8% of cost of insurance charge	4.8% of cost of insurance charge
Universal Children’s Term Life Insurance Rider	Monthly, on the Monthly Deduction Day	$0.25 per $1,000 of rider coverage amount	$0.25 per $1,000 of rider coverage amount
Universal Guaranteed Insurability Option Rider	Monthly, on the Monthly Deduction Day
Minimum Charge(19)		$0.01 per $1,000 of rider coverage amount	$0.01 per $1,000 of rider coverage amount
Maximum Charge(20)		$0.14 per $1,000 of rider coverage amount	$0.14 per $1,000 of rider coverage amount
Charge for Male, Attained Age 0, Non-Tobacco		$0.01 per $1,000 of rider coverage amount	$0.01 per $1,000 of rider coverage amount
Other Adult Universal Life Insurance Rider	Monthly, on the Monthly Deduction Day
Minimum Charge(21)		$0.08001 per $1000 of rider coverage amount	$0.03151 per $1000 of rider coverage amount
Maximum Charge(22)		$90.90909 per $1000 of rider coverage amount	$59.52444 per $1000 of rider coverage amount
Charge for Female, Attained Age 30, Non-Tobacco		$0.10418 per $1000 of rider coverage amount	$0.06065 per $1000 of rider coverage amount

(5)  The cost of insurance charge will vary based on the Insured’s Attained Age, sex and underwriting class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s data page indicates the guaranteed cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charge is available on request from our Home Office. Also, before you purchase the Policy, we can provide you hypothetical illustrations of Policy values based upon the Insured’s age and risk class, the death benefit option, Specified Amount, planned periodic premiums and riders requested. Please consult your registered representative for information about your cost of insurance charge.

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(6)  The minimum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 10, Non-Tobacco. The minimum current cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 18, Super Preferred Non-Tobacco.

(7)  The maximum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Male, Female or Unisex, Attained Ages 99-114, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco. The maximum current cost of insurance charge assumes the Insured has the following characteristics: Male, Attained Age 114, Tobacco. (In states where the maturity age is 95, the maximum guaranteed rate is $26.62992 per $1,000 net amount at risk for a Male, Attained Age 94, Tobacco or Preferred Tobacco. In states where the maturity age is 95, the maximum current charge is $16.91106 per $1,000 net amount at risk for a Male, Attained Age 94, Tobacco.)

(8)  For any Policy issued prior to May 1, 2005, the current Monthly Policy Expense Charge is $5.00.

(9)  For any Policy issued prior to May 1, 2005, the current First-Year Monthly Policy Charge is $5.00.

(10)  For any Policy issued prior to May 1, 2005, the current First-Year Monthly Per $1,000 Charge is $0.05 per $1,000 of Specified Amount or Specified Amount increase.

(11)  The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amounts we hold as security for Policy Debt. The amount of interest that we charge you for a loan is guaranteed not to exceed the higher of the Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds as published by Moody’s Investors Service, Inc. for the calendar month ending two months before the date on which the loan interest rate is determined, or 5.5%. The amount of interest that we credit to the amounts we hold as security for Policy Debt is guaranteed not to go below 4%. Currently, by company practice, the company allows a loan spread of 0% on the gain in a policy in effect a minimum of ten years. This means that the policy loan grows at the stated adjustable loan interest rate, but the accumulated value attributed to this outstanding loan (up to the amount of gain after ten years) earns this same interest rate. This is not a guaranteed feature.

(12)  While a Policy Loan is outstanding, loan interest is payable in advance on each Policy Anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, termination or the Insured’s death. For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.

(13)  Charges for the Universal Cost of Living Increase Rider, Universal Waiver of Charges Rider and Other Adult Universal Life Insurance Rider vary based on the Insured’s Attained Age, sex and underwriting class. The charge for the Universal Guaranteed Insurability Option Rider varies based on the Insured’s Attained Age and sex. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from our Home Office.

(14)  The minimum Universal Cost of Living Increase Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 9, Non-Tobacco for guaranteed charge and Attained Age 18, Super Preferred Non-Tobacco for current charge.

(15)  The maximum Universal Cost of Living Increase Rider guaranteed charge assumes that the Insured has an Attained Age 99-114 (Male, Female or Unisex; Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco). The maximum current charge assumes the following characteristics: Male, Attained Age 114, Tobacco. (In states where the maturity age is 95, the maximum guaranteed charge is $1.5978 per $1,000 of Specified Amount for a Male, Attained Age 94, Tobacco or Preferred Tobacco. The maximum current charge is $0.9842 per $1,000 of Specified Amount for a Male Attained Age 94, Tobacco.)

(16)  The cost of insurance charge on the Universal Waiver of Charges Rider also takes into account charges for all additional benefit riders attached to the Policy.

(17)  The minimum Universal Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Male, Attained Ages 18-25, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(18)  The maximum Universal Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 64, Tobacco or Preferred Tobacco.

(19)  The minimum Universal Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male, Female or Unisex; Age 0, Non-Tobacco.

(20)  The maximum Universal Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male or Unisex; Attained Age 39, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco.

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(21)  The minimum guaranteed Other Adult Universal Life Insurance Rider charge assumes a 20-year term period and that the Insured has the following characteristics: Female, Issue Age 18, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco. The minimum current Other Adult Universal Life Insurance Rider charge assumes that the Insured has the following characteristics: Female, Issue Age 18, Super Preferred Non-Tobacco.

(22)  The maximum guaranteed Other Adult Universal Life Insurance Rider charge assumes a 20-year term period and that the Insured has the following characteristics: Male, Female or Unisex; Attained Ages 99-114 and Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco or Tobacco or Preferred Tobacco. The maximum current Other Adult Universal Life Insurance Rider assumes that the Insured has the following characteristics: Male, Attained Age 114, Tobacco. (In states where the maturity age is 95, the maximum guaranteed charge is $26.62992 for a Male, Attained Age 94, Tobacco or Preferred Tobacco. The maximum current charge is $16.91106 for a Male, Attained Age 94, Tobacco.)

The next table shows the minimum and maximum fees and expenses (both before and after contractual fee waivers and expense reimbursements) charged by any of the Investment Options for the fiscal year ended December 31, 2006. More detail concerning each Investment Option’s fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)(23)

	Minimum	Maximum
Total Annual Investment Options Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.26%
Total Annual Investment Options Operating Expenses After Contractual Fee Waiver or Reimbursement(21)	0.10%	1.26%

(23)  For certain Investment Options, certain expenses were reimbursed or fees waived during 2006. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Options Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.16%

(24) The “Total Annual Investment Options Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by any of the Investment Options after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and will continue past the current year. Seven Investment Options currently have contractual reimbursement or fee waiver arrangements in place. See the “Annual Investment Option Operating Expenses” table beginning on page 13 for a description of the fees and expenses charged by each of the Investment Options available under the Policy as well as any applicable contractual fee waiver or reimbursement arrangements.

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The following table indicates the Investment Options’ fees and expenses for the year ended December 31, 2006, both before and after any contractual fee waiver or reimbursement. Current and future expenses may be higher or lower than those shown.

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)

Investment Option	Advisory Fee	Other Expenses		12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)	Total Amount of contractual fee waiver or reimbursement	Total Expenses (after contractual fee waivers and reimbursements)
American Century Investments
VP Inflation Protection Bond	0.49%	0.01%		0.00%	0.50%	0.00%	0.50%
VP Mid Cap Value	1.00%	0.00%		0.00%	1.00%	0.00%	1.00%
VP Ultra®	1.00%	0.00%		0.00%	1.00%	0.00%	1.00	%(1)
VP Value	0.93%	0.00%		0.00%	0.93%	0.00%	0.93	%(1)
VP VistaSM	1.00%	0.00%		0.00%	1.00%	0.00%	1.00%
Dreyfus
VIF Appreciation Portfolio—Initial Share Class	0.75%	0.07%		0.00%	0.82%	0.00%	0.82%
VIF Developing Leaders Portfolio—Initial Share Class	0.75%	0.09	%(2)	0.00%	0.84%	0.00%	0.84%
VIF Growth and Income Portfolio—Initial Share Class	0.75%	0.09%		0.00%	0.84%	0.00%	0.84%
VIF International Equity Portfolio—Initial Share Class	0.75%	0.28%		0.00%	1.03%	0.00%	1.03%
Dreyfus Socially Responsible Growth Fund, Inc.—Service Share Class	0.75%	0.08%		0.25%	1.08%	0.00%	1.08%
EquiTrust Variable Insurance Series Fund
Blue Chip Portfolio	0.20%	0.11%		0.00%	0.31%	0.00%	0.31%
High Grade Bond Portfolio	0.30%	0.14%		0.00%	0.44%	0.00%	0.44%
Managed Portfolio	0.45%	0.10%		0.00%	0.55%	0.00%	0.55%
Money Market Portfolio	0.25%	0.29%		0.00%	0.54%	0.00%	0.54%
Strategic Yield Portfolio	0.45%	0.13%		0.00%	0.58%	0.00%	0.58%
Value Growth Portfolio	0.45%	0.13%		0.00%	0.58%	0.00%	0.58%
Fidelity® Variable Insurance Products Funds
VIP Contrafund® Portfolio—Initial Class	0.57%	0.09%		0.00%	0.66%	0.00%	0.66	%(3)
VIP Growth Portfolio—Initial Class	0.57%	0.11%		0.00%	0.68%	0.00%	0.68	%(3)
VIP Growth & Income Portfolio—Initial Class	0.47%	0.13%		0.00%	0.60%	0.00%	0.60	%(3)
VIP High Income Portfolio—Service Class 2	0.57%	0.15%		0.25%	0.97%	0.00%	0.97%

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Investment Option	Advisory Fee	Other Expenses		12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)	Total Amount of contractual fee waiver or reimbursement	Total Expenses (after contractual fee waivers and reimbursements)
VIP Index 500 Portfolio—Initial Class	0.10%	0.00%		0.00%	0.10%	0.00%	0.10	%(4)
VIP Mid Cap Portfolio—Service Class 2	0.57%	0.11%		0.25%	0.93%	0.00%	0.93	%(3)
VIP Overseas Portfolio—Initial Class	0.72%	0.16%		0.00%	0.88%	0.00%	0.88	%(3)
Franklin Templeton
Franklin Global Real Estate Securities Fund—Class 2	0.47%	0.03%		0.25%	0.75%	0.00%	0.75	%(5)
Franklin Small Cap Value Securities Fund—Class 2	0.51%	0.20%		0.25%	0.96%	0.03%	0.93	%(6)
Franklin Small-Mid Cap Growth Securities Fund—Class 2	0.48%	0.30%		0.25%	1.03%	0.01%	1.02	%(6)
Franklin U.S. Government Fund—Class 2	0.49%	0.05%		0.25%	0.79%	0.00%	0.79	%(7)
Mutual Shares Securities Fund— Class 2	0.60%	0.21%		0.25%	1.06%	0.00%	1.06%
Templeton Growth Securities Fund— Class 2	0.74%	0.04%		0.25%	1.03%	0.00%	1.03	%(7)
J.P. Morgan Series Trust II
JPMorgan Mid Cap Value Portfolio	0.70%	0.56	%(2)	0.00%	1.26%	0.00%	1.26	%(8)
JPMorgan Small Company Portfolio	0.60%	0.56	%(2)	0.00%	1.16%	0.00%	1.16	%(8)
Summit Pinnacle Series
Nasdaq-100® Index Portfolio	0.35%	0.30%		0.00%	0.65%	0.00%	0.65	%(9)
Russell 2000® Small Cap Index Portfolio	0.35%	0.32	%(2)	0.00%	0.67%	0.00%	0.67%
S&P MidCap 400® Index Portfolio	0.30%	0.23%		0.00%	0.53%	0.00%	0.53%
T. Rowe Price Equity Series, Inc.
Equity Income Portfolio	0.85%	0.00%		0.00%	0.85%	0.00%	0.85	%(10)
Mid-Cap Growth Portfolio	0.85%	0.00%		0.00%	0.85%	0.00%	0.85	%(10)
New America Growth Portfolio	0.85%	0.00%		0.00%	0.85%	0.00%	0.85	%(10)
Personal Strategy Balanced Portfolio	0.90%	0.02	%(2)	0.00%	0.92%	0.02%	0.90	%(10)(11)
T. Rowe Price International Series, Inc.
International Stock Portfolio	1.05%	0.00%		0.00%	1.05%	0.00%	1.05	%(10)

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(1)  The Fund has a stepped fee schedule. As a result, the Fund’s management fee rate generally decreases as Fund assets increase. Please consult the Fund’s prospectus for more details about the Fund’s management fees. Information regarding other expenses, which include the fees and expenses of the Fund’s independent directors, their legal counsel, interest and extraordinary expenses, can be found in the Fees and Expenses section of the Fund’s prospectus.

(2)  Other expenses include acquired fund fees and expenses of 0.02% for the VIF Developing Leaders, Russell 2000 Small Cap Index and Personal Strategy Balanced Portfolios, and 0.01% for the Mid Cap Value and Small Company Portfolios.

(3)  Total expenses were lower than those shown because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund’s expenses, and/or because through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio 0.65%, Growth Portfolio 0.67%, Growth & Income Portfolio 0.59%, Mid Cap Portfolio 0.91% and Overseas Portfolio 0.81%. This arrangement may be discontinued by the Fund’s manager at any time.

(4)  Management fees for the Fund have been reduced to 0.10%, and total Fund expenses were limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, securities lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the fund’s shareholders and board of trustees.

(5)  The Fund’s fees and expenses have been restated as if the Fund’s new investment management and fund administration agreements had been in place for the fiscal year ended December 31, 2006. The manager and administrator, however, have contractually agreed in advance to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund are phased in over a five year period, with there being no increase in the rate of such fees for the first year ending April 30, 2008.

(6)  The Fund’s manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton money market fund. This reduction is required by the Fund’s Board of Trustees and an order of the Securities and Exchange Commission.

(7)  The Fund administration fee is paid indirectly through the management fee.

(8)  Total expenses reflect a written agreement pursuant to which the Portfolio’s administrator agrees that it will reimburse the Portfolio to the extent total annual operating expenses of the shares (excluding acquired Fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses, and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25% and 1.15% of its average daily net assets through April 30, 2008 for the Mid Cap Value and Small Company Portfolios, respectively. In addition, the Portfolio’s administrator may voluntarily waive or reimburse certain of its fees, as it may determine, from time to time. Taking these voluntary waiver and reimbursement arrangements into account, total expenses for the Mid Cap Value Portfolio would be 1.00%.

(9)  The Fund’s adviser has contractually agreed to limit total expenses to the extent they exceed 0.65% of the average net assets of the Nasdaq-100 Index Portfolio. This expense limit may not be changed without approval of the Portfolio’s shareholders.

(10)  Total Annual Investment Option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items or fees and expenses for the portfolio’s independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.

(11)  The Portfolio’s manager has voluntarily agreed to reduce its management fee by the amount of expenses incurred as a result of the Portfolio’s investment in other T. Rowe Price portfolios. Including this reduction, total expenses would have been 0.88%.

EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT

EquiTrust Life Insurance Company

EquiTrust Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on June 3, 1966. Our principal business is offering life insurance policies and annuity contracts. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266.

IMSA

The Company is a member of the Insurance Marketplace Standards Association (“IMSA”). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.

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The Variable Account

We established the Variable Account as a separate account on January 6, 1998. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue. Income, gains and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account, without regard to our other income, gains or losses.

The Variable Account’s assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account’s assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account’s assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities. We are obligated to pay any amounts due under the Policy.

The Variable Account currently has 39 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission (the “SEC”) does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

Investment Options

The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the SEC. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option. If your Policy was issued on or after May 1, 2004, you may not invest in the T. Rowe Price Mid-Cap Growth Subaccount.

The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

The paragraphs below summarize each Investment Option’s investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. In addition, no single Investment Option, by itself, constitutes a balanced investment plan. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses accompany this Prospectus. You should read them carefully and retain them for future reference.

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American Century Investments.  American Century Investment Management, Inc. is the investment adviser to the Funds.

Portfolio	Investment Objective(s) and Principal Investments
VP Inflation Protection Bond Fund

•      This Fund seeks long-term total return. The Fund pursues this objective by using a strategy to protect against U.S. inflation by investing substantially all of its assets in investment-grade debt securities.

VP Mid Cap Value Fund	• This Fund seeks long-term capital growth. Its secondary goal is income. The Fund pursues its objective by investing in companies whose stock price may not reflect the companies’ value.
VP Ultra® Fund

•      This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.

VP Value Fund

•      This Fund seeks long-term capital growth. Its secondary goal is income. The Fund pursues its objective by investing in companies the investment adviser believes are undervalued at the time of purchase.

VP VistaSM Fund	• This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of medium-sized and smaller companies which will increase in value over time.

Dreyfus.  The Dreyfus Corporation serves as the investment adviser to the Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: International Equity Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: Appreciation Portfolio— Initial Share Class

•      This Portfolio seeks long-term capital growth consistent with preservation of capital. Its secondary goal is current income. To pursue these goals, the Portfolio normally invests at least 80% of its assets in common stocks. The Portfolio focuses on “blue chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.

Dreyfus Variable Investment Fund: Developing Leaders Portfolio—Initial Share Class

•      This Portfolio seeks capital growth. To pursue this goal, the Portfolio normally invests at least 80% of its assets in the stocks of companies the adviser believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the Portfolio primarily invests in small companies with market capitalizations of less than $2 billion at the time of purchase.

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Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: Growth and Income Portfolio—Initial Share Class

•      This Portfolio seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue this goal, the Portfolio invests primarily in stocks of domestic and foreign issuers.

Dreyfus Variable Investment Fund: International Equity Portfolio—Initial Share Class

•      This Portfolio seeks capital growth. To pursue this goal, the Portfolio invests primarily in growth stocks of foreign companies. Normally, the Portfolio invests at least 80% of its assets in stocks, including common stocks and convertible securities, including those issued in initial public offerings.

Dreyfus Socially Responsible Growth Fund, Inc.—Service Share Class

•      This Fund seeks to provide capital growth; current income is a secondary goal. This Fund normally invests at least 80% of its assets in the common stocks of companies that in the opinion of fund management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

To the extent permitted by applicable law, we may also transfer the Variable Account’s assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See “ADDITIONAL INFORMATION—Voting Rights.”)

EquiTrust Variable Insurance Series Fund.  EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Blue Chip Portfolio	• This Portfolio seeks growth of capital and income. The Portfolio pursues this objective by investing at least 80% of its net assets in equity securities of well-capitalized, established companies.
High Grade Bond Portfolio

•      This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities. The Portfolio will pursue this objective by investing at least 80% of its net assets in debt securities rated AAA, AA or A by Standard & Poor’s or Aaa, Aa or A by Moody’s Investors Service, Inc. and in securities issued or guaranteed by the United States government or its agencies or instrumentalities.

Managed Portfolio

•      This Portfolio seeks the highest level of total return through income and capital appreciation. The Portfolio pursues this objective through a fully managed investment policy consisting of investment in the following three market sectors: (i) common stocks and other equity securities; (ii) high grade debt securities and preferred stocks of the type in which the High Grade Bond Portfolio may invest; and (iii) money market instruments of the type in which the Money Market Portfolio may invest.

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Portfolio	Investment Objective(s) and Principal Investments
Money Market Portfolio

•      This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will pursue this objective by investing in high quality short-term money market instruments. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

Strategic Yield Portfolio

•      This Portfolio seeks as a primary objective, as high a level of current income as is consistent with investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues these objectives by investing primarily in debt and income-bearing securities rated Baa or lower by Moody’s Investors Service, Inc. and/or BBB or lower by Standard & Poor’s, or in unrated securities of comparable quality (i.e., junk bonds). An investment in this Portfolio may entail greater than ordinary financial risk. (See the Fund prospectus “HIGHER RISK SECURITIES AND INVESTMENT STRATEGIES—Lower-Rated Debt Securities.”)

Value Growth Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio pursues this objective by investing primarily in equity securities of companies that the investment adviser believes have a potential to earn a high return on capital and/or in equity securities that the investment adviser believes are undervalued by the marketplace. Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock.

Fidelity Variable Insurance Products Funds.  Fidelity Management & Research Company serves as the investment adviser to these Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Contrafund® Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

Fidelity VIP Growth Portfolio

•      This Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of companies the adviser believes have above-average growth potential.

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Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Growth & Income Portfolio

•      This Portfolio seeks high total return through a combination of current income and capital appreciation. The Portfolio normally invests the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the Portfolio may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.

Fidelity VIP High Income Portfolio

•      This Portfolio seeks a high level of current income, while also considering growth of capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

Fidelity VIP Index 500 Portfolio

•      This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500.

Fidelity VIP Mid Cap Portfolio

•      This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of its total assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in common stocks.

Fidelity VIP Overseas Portfolio	• This Portfolio seeks long-term growth of capital. Normally, at least 80% of the Portfolio’s total assets will be invested in foreign securities. The Portfolio may also invest in U.S. issuers.

Franklin Templeton.  Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small-Mid Cap Growth Securities and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; Franklin Templeton Institutional, LLC serves as the investment adviser to the Franklin Global Real Estate Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.

Portfolio	Investment Objective(s) and Principal Investments
Franklin Global Real Estate Securities Fund (formerly known as Franklin Real Estate Fund)	• This Fund seeks high total return. The Fund normally invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.
Franklin Small Cap Value Securities Fund

•      This Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies and normally invests predominantly in equity securities. The Fund invests mainly in equity securities of companies that the manager believes are undervalued.

Franklin Small-Mid Cap Growth Securities Fund	• This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies.

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Portfolio	Investment Objective(s) and Principal Investments
Franklin U.S. Government Fund

•      This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities and normally invests primarily in fixed and variable rate mortgage-backed securities, a substantial portion of which is Ginnie Maes.

Mutual Shares Securities Fund

•      This Fund seeks capital appreciation with income as a secondary goal. The Fund normally invests primarily in equity securities of companies the manager believes are undervalued. The Fund also invests, to a lesser extent, risk arbitrage securities and distressed companies.

Templeton Growth Securities Fund	• This Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

J.P. Morgan Series Trust II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
JPMorgan Mid Cap Value Portfolio

•      This Portfolio seeks growth from capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of mid-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $ 20 billion at the time of purchase.

JPMorgan Small Company Portfolio

•      This Portfolio seeks to provide high total return from a portfolio of small company stocks. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity investments of small-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Index at the time of purchase.

Summit Pinnacle Series of Summit Mutual Funds, Inc.  Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Nasdaq-100® Index Portfolio

•      This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ-100® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the Nasdaq-100® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

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Portfolio	Investment Objective(s) and Principal Investments
Russell 2000® Small Cap Index Portfolio

•      This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the Russell 2000® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

S&P MidCap 400® Index Portfolio

•      This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the S&P MidCap 400® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

T. Rowe Price Equity Series, Inc.  T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio

•      This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in dividend-paying common stocks of established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation.

Mid-Cap Growth Portfolio*

•      This Portfolio seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks with the potential for above-average earnings growth. The investment adviser defines mid-cap companies as those whose market capitalization falls within the range of companies in either the Standard & Poor’s Mid-Cap 400 Index or the Russell Mid Cap Growth Index.

          *The T. Rowe Price Mid-Cap Growth Portfolio is not available as an Investment Option for Policies issued on or after May 1, 2004.

New America Growth Portfolio

•      This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing in the U.S. Fast-growing companies can be found across an array of industries in today’s “new America”.

Personal Strategy Balanced Portfolio

•      This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities.

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T. Rowe Price International Series, Inc.  T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
International Stock Portfolio	• This Portfolio seeks to provide capital appreciation through investments primarily in common stocks of established companies based outside the United States.

We select the Investment Options offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Policyowners.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Accumulated Value of your Policy resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.05% to 0.25% of the annual average assets we hold in the Investment Options. In addition, EquiTrust Marketing Services, LLC, the principal underwriter of the Policies, receives 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options. The Company and its affiliates may profit from these payments.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner’s Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may

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establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

If we deem it to be in the best interests of persons having voting rights under the Policies, we may

•	operate the Variable Account as a management company under the Investment Company Act of 1940,

•	deregister the Variable Account under that Act in the event such registration is no longer required, or,

•	subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

THE POLICY

Purchasing the Policy

In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $50,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $50,000. (We may issue a Policy with a minimum Specified Amount of $25,000. For any Policy issued with a Specified Amount from $25,000 to $49,999 we must receive an initial payment of at least 90% of the Guideline Single Premium (as defined under Internal Revenue Code Section 7702).

The effective date of insurance coverage under the Policy will be the latest of:

•	the Policy Date,

•	the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

•	the date when we receive the full initial premium at our Home Office.

The Policy Date is the date the Company approves the Policy for issuance.

The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

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Premiums

Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

Premium Flexibility.  We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Home Office.

If mandated under applicable law, the Company may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

Planned Periodic Premiums.  You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See “FEDERAL TAX MATTERS.”)

You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Paying a planned periodic premium will not guarantee that your Policy will remain in force. Thus, even if you pay planned periodic premiums, the Policy will nevertheless lapse if, during the first three Policy years, Net Accumulated Value (Net Surrender Value if you’ve taken a loan on your Policy) or, after three Policy Years, Net Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see “CHARGES AND DEDUCTIONS—Monthly Deduction”) and a Grace Period expires without a sufficient payment (see “THE POLICY—Policy Lapse and Restatement—Lapse”).

However, your Policy will not enter the Grace Period if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium test on each Monthly Deduction Day.

Under current Company practice, your Policy will not enter the Grace Period during the fourth Policy Year, regardless of the Net Surrender Value, if you have paid the cumulative Target Premium. See Footnote One on page 8 and the Glossary for a description of the Target Premium. This is a current Company practice, which is not guaranteed and can be changed at any time.

Death Benefit Guarantee Premiums.  If you selected the optional Death Benefit Guarantee Rider, your Policy’s data page will show a “Death Benefit Guarantee Monthly Premium.” (This rider may not be available in all states. A registered representative can provide information on the availability of this rider. In the state of Illinois, this rider is known as the Death Benefit Protection Rider.) On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a grace period even if its Net Surrender Value is not

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enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:

(a)	is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

(b)	is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

For example: Your Policy was issued 45 months ago and you have paid $5,000 in premiums. No Policy Loans or partial withdrawals have been taken and you have made no Policy changes. Your death benefit guarantee monthly premium is $100. Assuming the prepaid interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 X 45 months).

In this example, the death benefit guarantee premium requirement is satisfied on this Monthly Deduction Day because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

However, assuming you had requested a partial withdrawal of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial withdrawal ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we notify you of the need for additional premium.

The amount of the death benefit guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Policy’s Specified Amount or death benefit option, add or delete a Policy rider, or change underwriting class. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.

Unscheduled Premiums.  Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Premium Limitations.  In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws.

Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

Payment of Premiums.  We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

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Net Premiums.  The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See “CHARGES AND DEDUCTIONS—Premium Expense Charge.”)

Allocating Net Premiums.  In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. However, if your Policy was issued on or after May 1, 2004, you may not allocate Net Premiums to the T. Rowe Price Mid-Cap Growth Subaccount. We will allocate Net Premiums to the Declared Interest Option if we receive them either:

(1)	before the date we obtain a signed notice, at our Home Office, from you that you have received the Policy, or

(2)	before the end of 25 days after the Delivery Date.

Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see “THE POLICY—Examination of Policy (Cancellation Privilege)”).

The following additional rules apply to Net Premium allocations:

•

You must allocate at least 1% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option (we reserve the right to raise the minimum allocation requirement, up to 10%, at our sole discretion).

•	Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

•	Each premium payment you submit may be directed to a maximum of 10 Investment Options available under the Policy, including the Declared Interest Option.

•

You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a Written Notice signed by you on a form we accept. The change will take effect on the date we receive the Written Notice at the Home Office and will have no effect on prior Accumulated Values.

Examination of Policy (Cancellation Privilege)

You may cancel the Policy by delivering or mailing Written Notice or sending a facsimile to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 20th day you receive the Policy. (Certain states may provide for 30 days in which to cancel a Policy in a replacement situation.) Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the greater of premiums paid, or the sum of:

•	the Accumulated Value on the Business Day we receive the Policy at the Home Office, plus

•	any premium expense charges we deducted, plus

•	monthly deductions made on the Policy Date and any Monthly Deduction Day, plus

•	amounts approximating the daily charges against the Variable Account.

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Policy Lapse and Reinstatement

Lapse.  Your Policy may lapse (terminate without value) during the first three Policy Years if the Net Accumulated Value (Net Surrender Value if you’ve taken a loan on your Policy), or after three Policy Years if Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see “CHARGES AND DEDUCTIONS—Monthly Deduction”) AND a Grace Period expires without a sufficient payment.

However, your Policy will not enter the Grace Period if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium test on each Monthly Deduction Day. (See “THE POLICY—Premiums—Death Benefit Guarantee Premiums.”)

Under current Company practice, your Policy will not enter the Grace Period during the fourth Policy Year, regardless of the Net Surrender Value, if you have paid the cumulative Target Premium. See Footnote One on page 8 and the Glossary for a description of the Target Premium. This is a current Company practice, which is not guaranteed and can be changed at any time.

Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans, partial withdrawals and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see “CHARGES AND DEDUCTIONS—Premium Expense Charge”), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see “CHARGES AND DEDUCTIONS—Monthly Deduction”). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

Reinstatement.  Prior to the Maturity Date, you may reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Home Office:

•	A written application for reinstatement signed by the Policyowner and the Insured;

•	Evidence of insurability we deem satisfactory;

•	A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

•	An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See “CHARGES AND DEDUCTIONS—Monthly Deduction.”) We will not reinstate a Policy surrendered for its Net Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see “FEDERAL TAX MATTERS”).

The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your

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Policy, the amount transferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.

POLICY BENEFITS

While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Accumulated Value by surrendering or taking a partial withdrawal from the Policy. (See “POLICY BENEFITS—Accumulated Value Benefits—Surrender and Withdrawal Privileges.”) In addition, you have certain policy loan privileges under the Policies. (See “POLICY BENEFITS—Loan Benefits—Policy Loans.”) The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see “POLICY BENEFITS—Death Proceeds—Death Benefit Options”), and benefits upon the maturity of a Policy (see “POLICY BENEFITS—Benefits at Maturity”).

Accumulated Value Benefits

Surrender and Withdrawal Privileges.  At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy or make a partial withdrawal by sending a written request to the Company at our Home Office. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy prior to 3:00 p.m. central time, we will process your request at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy at or after 3:00 p.m. central time, we will process your request at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day.

A Surrender Charge will apply to any surrender during the first six Policy Years, as well as during the first six years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the Accumulated Value withdrawn will be payable upon each partial withdrawal. (See “CHARGES AND DEDUCTIONS—Surrender Charge, and—Partial Withdrawal Fee”). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Home Office, although we may postpone payments under certain circumstances. (See “ADDITIONAL INFORMATION—Postponement of Payments.”)

Facsimile Requests.  You may request a partial withdrawal from or surrender of your Contract via facsimile.

•	Facsimile requests must be directed to 1-515-226-6870 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

•	A request must identify your name and Policy number. We may require your address or social security number be provided for verification purposes.

•	We will compare your signature to your original Policy application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization to be provided.

•

Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.

•

A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

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•

We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage, or expense from complying with facsimile requests we reasonably believe to be authentic.

CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

•	We reserve the right to deny any transaction request made by facsimile.

We may terminate this privilege at any time.

Surrenders.  The amount payable upon surrender of the Policy is the Net Surrender Value at the end of the Valuation Period when we receive the request. We may pay the Net Surrender Value in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See “ADDITIONAL POLICY PROVISIONS—Payment Options” in the Statement of Additional Information.) If you surrender the entire Policy, all insurance in force will terminate and you cannot reinstate the Policy. See “FEDERAL TAX MATTERS” for a discussion of the tax consequences associated with surrenders. The Surrender Charge will be deducted from the amount surrendered.

Partial Withdrawals.  You may obtain a portion of the Policy’s Net Accumulated Value as a partial withdrawal from the Policy.

•	A partial withdrawal must be at least $500.

•	A partial withdrawal cannot exceed the lesser of (1) the Net Accumulated Value less $500 or (2) 90% of the Net Accumulated Value.

We deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See “ADDITIONAL POLICY PROVISIONS—Payment Options” in the Statement of Additional Information.)

We will allocate a partial withdrawal (together with the Partial Withdrawal Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value, reduced by any outstanding Policy Debt, on the date we receive the request at the Home Office.

Partial withdrawals will affect both the Policy’s Accumulated Value and the death proceeds payable under the Policy. (See “POLICY BENEFITS—Death Proceeds.”)

•	The Policy’s Accumulated Value will be reduced by the amount of the partial withdrawal.

•

If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect.

•	If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

If Option A is in effect at the time of the withdrawal, there will be no effect on Specified Amount. If Option B is in effect at the time of withdrawal, partial withdrawal will reduce the Policy’s Specified Amount by the amount of Accumulated Value withdrawn. (See “POLICY BENEFITS—Death

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Proceeds—Death Benefit Options.”) The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See “CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.”) For a discussion of the tax consequences associated with partial withdrawal, see “FEDERAL TAX MATTERS.”

Net Accumulated Value.  Net Accumulated Value equals the Policy’s Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Home Office that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

•	The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount’s unit value for the current Valuation Period; PLUS

•	Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

•	All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

•

All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

•	All partial withdrawals (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

•	The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

The Policy’s total Accumulated Value in the Variable Account equals the sum of the Policy’s Accumulated Value in each Subaccount.

Unit Value.  Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy’s Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

Transfers

The following features apply to transfers under the Policy:

•

Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account. If your Policy

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was issued on or after May 1, 2004, you may not transfer monies to the T. Rowe Price Mid-Cap Growth Subaccount.

•

You may make transfers by written request to our Home Office or, if you elected the “Telephone Transfer Authorization” on the supplemental application, by calling the Home Office toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider’s or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

•

The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.

•

We process transfers at the Unit Values next determined after we receive your request at our Home Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day. We treat telephone requests as having been received based upon the time noted at the beginning of the transmission.

•	The Company waives the transfer fee for the first twelve transfers during a Policy Year.

•

We may assess a transfer charge of $25 for the 13th and each subsequent transfer in a Policy Year. We will deduct the transfer charge from the amount transferred unless you submit payment for the charge at the time of your request. Once we issue a Policy, we will not increase this charge. (See “CHARGES AND DEDUCTIONS—Transfer Charge.”)

•	For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

Dollar Cost Averaging.  You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

In order to establish this program, you must elect this option on your initial application or complete and submit the applicable Request Form at a later date, and have money available in a single “source account.” Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated “target accounts” each month.

•	The minimum amount of each transfer is $100.

•	Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option. If your

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Policy was issued on or after May 1, 2004, you may not make transfers to the T. Rowe Price Mid-Cap Growth Subaccount under the dollar cost averaging program.

•	You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

•	We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.

•	Each dollar cost averaging transfer counts against the twelve free transfer limit in a Policy Year. All transfers made on the same date count as one transfer.

•	The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

•	There is no charge to participate in this program. We reserve the right to discontinue this program at any time.

Additional Limitations on Transfers.  When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, a Policyowner who makes frequent transfers among the Subaccounts available under this Policy causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option’s portfolio securities and the reflection of that change in the Investment Option’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option’s portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by a Policyowner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Policyowners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Policyowners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Policyowners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging or asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Policyowners and persons with material rights under

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a Policy. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. The restrictions that we would impose would be to discontinue your telephone transfer privileges and to require you to make all transfer requests in writing through the U.S. Postal Service. Notwithstanding this, because our policies and procedures are discretionary and may differ among variable annuity contracts and variable insurance policies (“variable contracts”) and separate accounts it is possible that some Policyowners may engage in frequent transfer activity while others may bear the harm associated with such activity.

Please note that the limits and restrictions described here are subject to the Company’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Policy, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Policyowners or intermediaries acting on behalf of Policyowners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Policy.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Policyowners, other persons with material rights under the Policies, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Policyowners engaging in frequent transfer activity among the Subaccounts under the Policy. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option’s policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for the imposition of a redemption fee and upon request from the Fund require us to provide transaction information to the Fund and to restrict or prohibit transfers and other transactions that involve the purchase of shares of an Investment Option(s).

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor Policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Policyowners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Policyowners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Investment Options generally are “omnibus” orders from intermediaries such as retirement plans or insurance company separate accounts funding variable contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options’ ability to apply their respective frequent

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trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies’ policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Company, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Policyowners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Company’s ability to satisfy its contractual obligations to Policyowners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policyowners.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Loan Benefits

Policy Loans.  So long as the Policy remains in force and has a positive Net Accumulated Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

The maximum amount that you may borrow at any time is 90% of the Accumulated Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at our Home Office, less any previously outstanding Policy Debt (certain states may permit you to borrow up to 100% of the Policy’s Net Surrender Value.) The Company’s claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

Allocation of Policy Loan.  When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy’s Accumulated Value in each Subaccount bears to the Policy’s total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.

We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See “ADDITIONAL INFORMATION—Postponement of Payments.”)

Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See “POLICY BENEFITS—Loan Benefits—Effect on Investment Performance.”)

Loan Interest Charged.  The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the “Published Monthly Average of the

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Composite Yield on Seasoned Corporate Bonds” as published by Moody’s Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Policy Anniversary coinciding with, or next following, the date the rate is changed.

Effect on Investment Performance.  Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain.

Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

Policy Debt.  Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated Value less Policy Debt. If, during the first three Policy Years, Net Accumulated Value or, after three Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see “CHARGES AND DEDUCTIONS—Monthly Deduction”), we will notify you. To avoid lapse and termination of the Policy without value (see “THE POLICY—Policy Lapse and Reinstatement—Lapse”), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see “CHARGES AND DEDUCTIONS—Premium Expense Charge”), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see “CHARGES AND DEDUCTIONS—Monthly Deduction”). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

Repayment of Policy Debt.  You may repay Policy Debt in whole or in part any time during the Insured’s life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured’s death, from Accumulated Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

For a discussion of the tax consequences associated with Policy Loans and lapses, see “FEDERAL TAX MATTERS.”

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Death Proceeds

So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

•	You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary as described in the Policy.

•

If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See “ADDITIONAL POLICY PROVISIONS—Payment Options” in the Statement of Additional Information.)

To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See “ADDITIONAL INFORMATION—Postponement of Payments.”) We pay interest on those proceeds, at an annual rate of no less than 3% or any rate required by law, from the date of death to the date payment is made.

Death Benefit Guarantee Rider.  If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day, we will check to see if you have met the death benefit guarantee premium test by comparing the total amount of cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Policy will not enter a Grace Period even if the Net Surrender Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount that you must pay within 61 days to prevent your Policy from lapsing. (See “THE POLICY—Premiums—Death Benefit Guarantee Premiums.”) Your Policy will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than (b) where:

(a)	is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

(b)	is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

Death Benefit Options.  Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured’s death.

Under Option A, the death benefit will be equal to the greater of

(1)	the sum of the current Specified Amount and the Accumulated Value, or

(2)	the Accumulated Value multiplied by the specified amount factor for the Insured’s Attained Age.

We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death. Under Option A, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, you generally should select Option A.

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Under Option B, the death benefit will be equal to the greater of:

•	the current Specified Amount, or

•

the Accumulated Value (determined as of the end of the Business Day coinciding with or immediately following the date of death) multiplied by the specified amount factor for the Insured’s Attained Age.

Under Option B, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, you generally should select Option B.

Appendix A in the Statement of Additional Information shows examples illustrating Option A and Option B. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B.

Changing the Death Benefit Option.  You may change the death benefit option in effect at any time by sending a written request to us at our Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

If you change the death benefit option from Option A to Option B, the death benefit will not change and the current Specified Amount will be increased by the Accumulated Value on the effective date of the change. If you change the death benefit option from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See “CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.”)

Change in Existing Coverage.  After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See “CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance Rate, and —Net Amount at Risk.”) If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see “THE POLICY—Premiums—Premium Limitations”), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

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To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy’s Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month. A Specified Amount increase is subject to its own Surrender Charge.

Accelerated Payments of Death Proceeds

In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such a rider), by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. There is no separate charge for this rider.

For this purpose, an Insured is terminally ill when a physician (as defined by the rider) certifies that he or she has a life expectancy of 12 months or less.

The accelerated death benefit is equal to the Policy’s death benefit as described on page 7, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured. Requesting an accelerated death benefit under this rider may have tax consequences (see “FEDERAL TAX MATTERS”).

Benefits at Maturity

The Maturity Date is Attained Age 115 (Attained Age 95 in certain states). If the Insured is alive and the Policy is in force on the Maturity Date, the Company will pay to you the Policy’s Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See “POLICY BENEFITS—Loan Benefits—Repayment of Policy Debt.”) We may pay benefits at maturity in a lump sum or under a payment option. The tax consequences associated with continuing a Policy beyond age 100 are unclear. Consult a tax adviser on this issue.

CHARGES AND DEDUCTIONS

We deduct certain charges in connection with the Policy to compensate us for (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.

Premium Expense Charge

Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

The premium expense charge is 7%. (For any Policy issued prior to May 1, 2005, the premium expense charge is 7% of each premium up to the Target Premium and 2% of each premium over the Target Premium.) It is used to compensate us for expenses incurred in distributing the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising costs and charges we consider necessary to pay all taxes imposed by states and subdivisions thereof (which currently range from 1% to 3%). Because we include any state premium taxes in the

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premium expense charge, the amount paid by a Policyowner is generally an average of premium tax amounts charged by the states. As a result, you may pay more premium tax than is required in your state of residence.

Monthly Deduction

We deduct certain charges monthly from the Accumulated Value of each Policy (“monthly deduction”) to compensate us for the cost of insurance coverage and any additional benefits added by rider (see “ADDITIONAL INSURANCE BENEFITS”), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy’s Net Accumulated Value in the Declared Interest Option and the Policy’s Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

•	the cost of insurance for the Policy; plus

•	the cost of any optional insurance benefits added by rider; plus

•	the monthly policy expense charge.

During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly per $1,000 charge. During the first 12 Policy Months, the monthly deduction will also include a monthly expense charge.

Cost of Insurance.  This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

Net Amount at Risk.  The net amount at risk may be affected by investment performance, payment of premiums, fees and charges under the Policy, death benefit option chosen, partial withdrawals and decreases in Specified Amount. Under Option A, the net amount at risk for a Policy Month is equal to (a) divided by (b); and under Option B, the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

(a)	is the Specified Amount;

(b)	is 1.0032737(1); and

(c)	is the Accumulated Value.

We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

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(1)	Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

Cost of Insurance Rate.  We base the cost of insurance rate for the initial Specified Amount on the Insured’s sex, underwriting class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured’s sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners’ Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.

The cost of insurance rates generally increase as the Insured’s Attained Age increases. The underwriting class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard underwriting class or into premium classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting classes involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco. The Company may offer preferred and super-preferred classes in addition to the standard tobacco and non-tobacco classes. Insureds who fall under a preferred or super-preferred class will generally have a lower cost of insurance rate than Insureds who receive a standard classification. (An Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company’s super-preferred class of insurance rates.)

We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

Additional Insurance Benefits.  The monthly deduction will include charges for any additional benefits provided by rider. (See “ADDITIONAL INSURANCE BENEFITS”.)

Monthly Policy Expense Charge.  We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $7 monthly administrative charge against each Policy. We guarantee this charge will not exceed $7 per Policy Month. (For any Policy issued prior to May 1, 2005, we assess a $5 monthly administrative charge against each Policy.)

First-Year Monthly Per $1,000 Charge.  We deduct a charge from Accumulated Value as part of the monthly deduction during the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first-year

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underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured’s premium class, and establishing policy records. The monthly administrative charge is $0.07 per $1,000 of Specified Amount, or increase in Specified Amount. We guarantee this charge will not exceed $0.07 per $1,000 of Specified Amount. (For any Policy issued prior to May 1, 2005, the monthly administrative charge is $0.05 per $1,000 of Specified Amount, or increase in Specified Amount.)

First-Year Monthly Policy Expense Charge.  We will deduct an additional monthly charge from Accumulated Value during the first twelve Policy Months. This monthly charge will compensate us for costs associated with underwriting and issuing the Policy. These expenses include the cost of processing applications, conducting medical examinations and determining insurability. The first-year monthly policy expense charge is $7 per Policy Month. We guarantee this charge will not exceed $7 per Policy Month. (For any Policy issued prior to May 1, 2005, the first-year monthly policy expense charge is $5 per Policy Month.)

Transfer Charge

The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may impose a transfer charge of $25 for the thirteenth and each subsequent transfer in a Policy Year to compensate us for the costs in making the transfer.

•	Unless paid in cash, we will deduct the transfer charge from the amount transferred.

•	Once we issue a Policy, we will not increase this charge for the life of the Policy.

•

We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

Currently, there is no charge for changing the Net Premium allocation instructions.

Partial Withdrawal Fee

Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from Accumulated Value.

Surrender Charge

We apply a Surrender Charge during the first six Policy Years, as well as during the first six Policy Years following an increase in Specified Amount to the extent of the increase. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the seventh year and varies based on the age, sex, underwriting class and Policy Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various underwriting classes in the first Policy Year.

Issue Age	Male, Tobacco	Female, Tobacco	Unisex, Tobacco
30	$10.49	$10.40	$9.76
50	$26.80	$15.49	$24.41
70	$34.49	$34.49	$34.49

The maximum Surrender Charge for any Policy is $57.48 per $1,000 of Specified Amount. (See “APPENDIX B—Maximum Surrender Charges” in the Statement of Additional Information.) The

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Surrender Charge is level within each Policy Year. The Surrender Charge will be deducted from the amount surrendered.

Currently, we reserve the right to waive the Surrender Charge after the first Policy Year if the Insured is:

•	terminally ill, or

•	stays in a qualified nursing care center for 90 days.

Variable Account Charges

Mortality and Expense Risk Charge.  We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of .90% of the average daily net assets of the Subaccounts. We guarantee this charge will not exceed 1.05% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

Federal Taxes.  Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See “FEDERAL TAX MATTERS.”)

Investment Option Expenses.  The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed on page 11 and described in the prospectus for each Investment Option.

Compensation.  For information concerning compensation paid for the sale of the Policies, see “DISTRIBUTION OF THE POLICIES.”

THE DECLARED INTEREST OPTION

You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option, which is part of the General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Declared Interest Option’s assets. We bear the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option may be credited interest daily at a net effective annual interest rate of at least 4%. The amounts, after charges and deductions, are also guaranteed. We determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The Declared Interest Option will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Declared Interest Option may be credited with different current interest rates. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 4% guaranteed rate.

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Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Please refer to the Policy and Statement of Additional Information for complete details regarding the Declared Interest Option.

Transfers, Partial Withdrawals, Surrenders and Policy Loans

You may transfer amounts between the Subaccounts and the Declared Interest Option. However, if your Policy was issued on or after May 1, 2004, you may not make transfers to the T. Rowe Price Mid-Cap Growth Subaccount. Only one transfer from the Declared Interest Option to the Variable Account is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see “CHARGES AND DEDUCTIONS—Transfer Charge”). No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy’s Maturity Date.

We may delay transfers, payment of partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

ADDITIONAL INSURANCE BENEFITS

Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

•

Universal Cost of Living Increase. This rider automatically increases the Specified Amount under the Policy on every third Policy Anniversary without requiring evidence of insurability. The amount of each increase will equal the lesser of: (1) the initial Specified Amount plus any prior increases under the rider adjusted for changes in the Consumer Price Index; (2) 20% of the initial Specified Amount; or (3) $25,000. If you elect this rider, we will increase the monthly deduction. The amount of the increase in the monthly deduction will be based on the applicable cost of insurance rate at the time of increase in Specified Amount multiplied by the amount of the increase.

•

Universal Waiver of Charges. This rider provides that, in the event of the Insured’s total disability (as defined in the rider) before the Policy Anniversary on which the Insured is age 65 and continuing for at least 90 days, the Company will waive the monthly deduction until the end of the disability or age 65, whichever comes first. The rider terminates on the earliest of: (1) the Policy Anniversary on which the Insured is age 65; (2) surrender, lapse or other termination of the Policy; or (3) the continuation of the Policy in force under a cash value option. If you elect this rider, we will add a monthly cost of insurance charge based on a separate schedule of rates.

•	Universal Adult Term Life Insurance. This rider provides term insurance coverage on your life or the life of an additional adult Insured. If you elect this rider, we will increase the

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monthly deduction. The amount of the increase will be based on the cost of insurance rate for the Insured multiplied by the amount of term insurance coverage under the rider, plus a monthly charge for the first year of coverage and for the first year following any increase in coverage based on a specified dollar rate per $1,000 of term insurance coverage or increase in coverage, as applicable.

•

Universal Children’s Term Insurance. This rider provides term insurance coverage on each of the Insured’s eligible children, until the earliest of: (1) cancellation or conversion of the Policy or rider; (2) lapse of the Policy; (3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or (4) expiration, maturity or termination of the Policy. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance the Company offers. If you elect this rider, we will add a monthly charge.

•

Death Benefit Guarantee. This rider guarantees that the Policy will not enter the Grace Period should the Net Accumulated Value, or Net Surrender Value, as applicable, be insufficient to cover the monthly deduction on the Monthly Deduction Day if you maintain a certain minimum premium level. There is no charge for this rider.

•

Universal Guaranteed Insurance Option. This rider allows the coverage on the Insured under the Policy to be increased up to seven times without new evidence of insurability. If this rider is added, the monthly deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies this rider.

Not all riders are available in all states, and state variations may apply.

We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See “CHARGES AND DEDUCTIONS—Monthly Deduction” in the Prospectus.) You may obtain detailed information concerning available riders, and their suitability for inclusion in your Policy, from the registered representative selling the Policy.

Accelerated Payments of Death Proceeds

The living benefit (accelerated death benefit) rider (available at no charge) provides for the payment of all or a portion of the accelerated death benefit immediately in the event that the Insured becomes terminally ill.

For this purpose, an Insured is terminally ill when a physician (as defined by the rider) certifies that he or she has a life expectancy of 12 months or less.

In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the rider, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the rider bears to the total death benefit under the Policy. If the amount you request to be paid under the rider is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the rider.

There are several other restrictions associated with the rider. These are:

(1)	the rider is not valid if the Policy is within five years of being matured,

(2)	the consent of any irrevocable beneficiary or assignee is required to exercise the rider,

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(3)	we reserve the right, in our sole discretion, to require the consent of the Insured or of any beneficiary, assignee, spouse or other party of interest before permitting the exercise of the rider,

(4)	we reserve the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

(5)	the rider is not effective where:

(a)	you or the Insured would be otherwise required by law to use the rider to meet the claims of creditors, or

(b)	the Insured would be otherwise required by any government agency to exercise the rider in order to apply for, obtain or keep a government benefit or entitlement.

The rider will terminate at the earlier of the end of the Grace Period for which any premium is unpaid, upon receipt in our Home Office of your written request to cancel the rider or upon termination of the Policy.

The Company believes that for federal income tax purposes, an accelerated death benefit payment received under a living benefit rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

GENERAL PROVISIONS

Change of Provisions

We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy’s qualification as life insurance under federal tax law.

Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary or an Assistant Secretary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

Ownership

The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured’s lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy. Changing the Policyowner may have tax consequences.

Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

The Beneficiary

The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

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Unless a payment option is chosen, we will pay the proceeds payable at the Insured’s death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner’s estate.

Change of Address

We confirm all Policyowner change of address requests by sending a confirmation to both the old and new addresses.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with our affiliate, EquiTrust Marketing Services, LLC (“EquiTrust Marketing”) for the distribution and sale of the Policies. EquiTrust Marketing may sell the Policies through its registered representatives, or through other broker-dealers (“selling firms”) that have entered into a selling agreement with EquiTrust Marketing.

EquiTrust Marketing receives a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Policy assets allocated to the Investment Options: Dreyfus Socially Responsible Growth Fund; Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio; and Franklin Global Real Estate Securities Fund, Franklin Small Cap Value Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.

We pay commissions to EquiTrust Marketing for the sale of the Policies by its registered representatives as well as by selling firms. The maximum commissions payable for Policy sales are 100% of Target Premiums in the first Policy Year; 6% of Target Premiums in each Policy Year after the first Policy Year and 4% of excess premiums in all Policy Years. Managers of EquiTrust Marketing’s registered representatives may also receive commission overrides on the registered representatives’ commissions. We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment.

Under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: supervisor and registered representative manager compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Policies. EquiTrust may pay additional compensation from its own resources to selling firms based on the level of Policy sales or premium payments. Because registered representatives of EquiTrust Marketing are also insurance agents of the Company, they and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, such as loans and advances, and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes and awards, subject to applicable regulatory requirements. Sales of the Policies may help registered representatives and their managers qualify for such benefits. Registered representatives and their managers may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. In addition, EquiTrust Marketing registered representatives and their managers who meet certain Company productivity, persistency and length of service standards may be eligible for additional compensation.

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We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment. EquiTrust Marketing may pay additional compensation from its own resources to selling firms based on Policy sales or premium payment amounts. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Sales charges deducted from premium payments, as well as proceeds from the Surrender Charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

See “DISTRIBUTION OF THE POLICIES” in the Statement of Additional Information for more information concerning compensation paid for the sale of the Policies.

Under the Public Disclosure Program, the NASD provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASD’s toll-free Public Disclosure Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasd.com. An investor brochure that includes information describing the Public Disclosure Program is available from the NASD.

FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk). It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

In some circumstances, Policyowners who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policyowner should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modifications be necessary to prevent Policyowners from being treated as the owners of the underlying Variable Account assets.

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In addition, the Code requires that the investments of the Subaccounts be “adequately diversified” in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General.  The Company believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract (“MEC”).

Modified Endowment Contracts.  Under the Internal Revenue code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will generally fail the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

In some circumstances where there is a reduction in the benefits under the Policy at any time (for example, as a result of a partial withdrawal), the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms at any time, the Policy may have to be re-tested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. In addition, a Policy will also be treated as a MEC if it is received in exchange for another life insurance contract that is a MEC at the time of the exchange. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policyowner should consult a tax adviser to determine whether a transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts.  Policies classified as MECs are subject to the following tax rules:

(1)	All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner’s investment in the Policy only after all gain has been distributed.

(2)	Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

(3)	A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled,

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or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner’s beneficiary or designated beneficiary.

(4)	If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts.  Distributions other than death benefits from a Policy that is not classified as a MEC, including surrenders and partial withdrawals, are generally treated first as a recovery of the Policyowner’s investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan), as the case may be on loans for Policies in force ten years or more, or a minimal spread is unclear. You should consult your tax adviser about any such loan.

Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

Investment in the Policy.  Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans.  In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly. Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

Multiple Policies.  All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policyowner’s income when a taxable distribution occurs.

Accelerated Death Benefits.  The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

Continuation of Policy Beyond Age 100.  The tax consequences of continuing the Policy beyond the Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured’s 100th year.

Exchanges.  The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under “THE POLICY—Exchange Privilege” generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up

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to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

Other Policyowner Tax Matters.  Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted additional rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned Life Insurance Contracts.  Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility (i) to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Policyowners and Business Beneficiaries of Policies.  If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Split-Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, provided there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar insurance arrangement should consult legal counsel.

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Alternative Minimum Tax.  There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes.  The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Policyowner’s estate for purposes of federal estate tax if the Insured owned the Policy. If the Policyowner was not the Insured, the fair market value of the Policy would be included in the Policyowner’s estate upon the Policyowner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policyowner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS. Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Policyowner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001.  The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your Beneficiaries under all possible scenarios.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico.  The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rican branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a life insurance policy purchase.

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Foreign Tax Credits.  To the extent permitted under the federal tax law, the Company may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Taxation of the Company

At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.

ADDITIONAL INFORMATION

Voting Rights

To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by each Fund.

The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of owners determining the outcome of a vote.

Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

Postponement of Payments

The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive your signed request at our Home Office. We will usually

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mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

•

the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

•	the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

•

an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

We also may postpone transfers under these circumstances.

Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

If mandated under applicable law, the Company may be required to block a Policyowner’s account and thereby refuse to pay any request for transfer, partial withdrawal, complete surrender, loan or death proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

Legal Proceedings

The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of EquiTrust Marketing Services, LLC to perform its contract with the Variable Account or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS

The Variable Account’s statements of assets and liabilities as of December 31, 2006 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related report of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

The audited balance sheets of the Company at December 31, 2006 and 2005 and the related statements of income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2006, and the financial statement schedules as well as the related reports of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

The Company’s financial statements should be considered only as bearing on the Company’s ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

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STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (the “SAI”) contains more detailed information about the Policies than is contained in this Prospectus. The SAI is incorporated by reference into this Prospectus and is legally part of this Prospectus. The table of contents for the SAI appears on the last page of this Prospectus. For a free copy of the SAI, please call us toll-free at the number shown on the cover of this Prospectus, or write us at 5400 University Avenue, West Des Moines, Iowa 50266.

You may also call us toll-free or write to us if you wish to receive a free personalized illustration of your Policy’s death benefit, Accumulated Value and Surrender Value, to request additional information and to ask questions about your Policy.

The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

Investment Company Act of 1940, File Number 811-08981

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GLOSSARY

Accumulated Value: The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Policy Debt.

Attained Age: The Insured’s age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

Beneficiary: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured’s death.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (3:00 p.m. central time).

Company, we, us, our: EquiTrust Life Insurance Company.

Declared Interest Option: A part of the Company’s General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

Delivery Date: The date when the Company issues the Policy and mails it to the Policyowner.

Due Proof of Death: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

(a)	A certified copy of the death certificate;

(b)	A certified copy of a court decree reciting a finding of death;

(c)	the Beneficiary’s statement of election;

(d)	a copy of the Beneficiary’s Form W-9; or

(e)	Any other proof satisfactory to the Company.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

General Account: The assets of the Company other than those allocated to the Variable Account or any other separate account.

Grace Period: The 61-day period (31-day period in certain states) beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

Home Office: The Company’s principal office at 5400 University Avenue, West Des Moines, Iowa 50266.

Insured: The person upon whose life the Company issues a Policy.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

Maturity Date: The Insured’s Attained Age 115 (Attained Age 95 in certain states). It is the date when the Policy terminates and the Policy’s Accumulated Value less Policy Debt becomes payable to the Policyowner or the Policyowner’s estate.

Monthly Deduction Day: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See “CHARGES AND DEDUCTIONS—Monthly Deduction.”)

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Net Accumulated Value: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

Net Asset Value: The total current value of each Subaccount’s securities, cash, receivables and other assets less liabilities.

Net Premium: The amount of premium remaining after we deduct the premium expense charge (see “CHARGES AND DEDUCTIONS—Premium Expense Charge”).

Net Surrender Value: The Surrender Value minus any Policy Debt plus any unearned loan interest.

Partial Withdrawal Fee: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

Policy: The flexible premium variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Policy Anniversary: The same date in each year as the Policy Date.

Policy Date: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See “THE POLICY—Purchasing the Policy.”)

Policy Debt: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

Policy Loan: An amount the Policyowner borrows from the Company using the Policy as the sole security.

Policy Month: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

Policyowner, you, your: The person who owns a Policy. The Policyowner is named in the application.

Policy Year: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

Specified Amount: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

Subaccount: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

Surrender Charge: A charge we assess at the time of any surrender during the first six Policy Years and for six years following an increase in Specified Amount.

Surrender Value: The Accumulated Value minus the Surrender Charge.

Target Premium: A premium amount specified by the Company. We use this amount to calculate the premium expense charge. We also use the Target Premium to calculate registered representatives’ compensation.

Unit Value: The value determined by dividing each Subaccount’s Net Asset Value by the number of units outstanding at the time of calculation.

Valuation Period: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

Variable Account: EquiTrust Life Variable Account II, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

Written Notice: A written request or notice signed by the Policyowner on a form satisfactory to the Company which the Company receives at our Home Office.

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STATEMENT OF ADDITIONAL INFORMATION

EquiTrust Life Variable Account II

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

PROSPECTUS

May 1, 2007

EquiTrust Life Insurance Company (“EquiTrust,” “we,” “us” or “our” or the “Company”) is offering a flexible premium variable life insurance policy (the “Policy”) described in this Prospectus. EquiTrust designed the Policy: (1) to provide insurance protection to age 115 (age 95 in certain states); and (2) to permit the purchaser of a Policy (“you” or “your”) to vary premium payments and adjust the death proceeds payable under the Policy.

While the Policy is in force, we will pay:

•	death proceeds upon the Insured’s death, and

•	a Net Surrender Value or Net Accumulated Value upon complete surrender or partial withdrawal of the Policy.

You may allocate Net Premiums under a Policy to one or more of the Subaccounts of EquiTrust Life Variable Account II (the “Variable Account”). Death proceeds may, and Accumulated Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each investment option must accompany or precede this Prospectus.

American Century Investments

VP Ultra® Fund

VP VistaSM Fund

Dreyfus Variable Investment Fund

VIF Appreciation Portfolio

VIF Developing Leaders Portfolio

VIF Growth and Income Portfolio

VIF International Equity Portfolio

EquiTrust Variable Insurance Series
Fund

Blue Chip Portfolio

High Grade Bond Portfolio

Managed Portfolio

Money Market Portfolio

Strategic Yield Portfolio

Value Growth Portfolio

Fidelity® Variable Insurance Products Funds

VIP Contrafund® Portfolio—Initial Class

VIP Growth Portfolio—Initial Class

VIP Growth & Income Portfolio—Initial Class

VIP Index 500 Portfolio—Initial Class

VIP Mid Cap Portfolio—Service Class 2

VIP Overseas Portfolio—Initial Class

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund—Class 2

Franklin Small-Mid Cap Growth Securities Fund—Class 2

Franklin U.S. Government Fund—Class 2

Mutual Shares Securities Fund—Class 2

Templeton Growth Securities Fund—Class 2

J.P. Morgan Series Trust II

JPMorgan Mid Cap Value Portfolio

JPMorgan Small Company Portfolio

Summit Pinnacle Series

Russell 2000 Small Cap Index Portfolio

S&P MidCap 400 Index Portfolio

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio

Mid-Cap Growth Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.

International Stock Portfolio

You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.

The T. Rowe Price Mid-Cap Growth Subaccount is not available for investment (allocation of premium payments and transfers) under Policies issued on or after May 1, 2004.

Please note that the Policies and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested. We do not guarantee the amount and/or duration of insurance coverage under the Policy.

This Prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your registered representative or tax adviser.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please read this Prospectus carefully and retain it for future reference.

Issued By:

EquiTrust Life Insurance Company 5400 University Avenue West Des Moines, Iowa 50266

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The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

EquiTrust has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

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POLICY BENEFITS/RISK SUMMARY

This summary describes the Policy’s important benefits and risks. The sections in the Prospectus following this summary discuss the Policy’s benefits and other provisions in more detail. The Glossary at the end of the Prospectus defines certain words and phrases used in this Prospectus.

POLICY BENEFITS

Your Policy is a flexible premium variable life insurance policy that provides life insurance protection in the event of the death of the Insured. The death benefit proceeds payable to the Beneficiary may, and your Accumulated Value under the Policy will, vary based on the investment performance of the Subaccounts you choose and the amount of interest credited in the Declared Interest Option. You may make withdrawals and loans from your Accumulated Value under the Policy subject to certain conditions described in this Prospectus. You may surrender your Policy at any time.

Death Benefit

•

Death Benefit Proceeds: We pay the death benefit (less any Policy Debt plus any unearned loan interest and any premiums paid after the date of death) to the Beneficiary when the Insured dies. We will increase the death benefit by the amount of any additional insurance provided by optional benefit rider(s).

•

Death Benefit Options: You may choose between two death benefit options under the Policy. You may change the death benefit option at any time while the Policy is in force. You may change the Specified Amount (which is the amount of insurance you select), after the first Policy Year, while the Policy is in force. We calculate the amount available under each death benefit option monthly and as of the Insured’s date of death.

•

Option A is equal to the greater of: (1) the sum of the Specified Amount and the Accumulated Value; or (2) the Accumulated Value multiplied by the specified amount factor for the Insured’s Attained Age, as set forth in the Policy.

•	Option B is equal to the greater of: (1) Specified Amount; or (2) the Accumulated Value multiplied by the specified amount factor for the Insured’s Attained Age, as set forth in the Policy.

•

Living Benefit (Accelerated Death Benefit) Rider: Under the living benefit rider, which is available at no charge, you may receive accelerated payment of part of your death benefit if the Insured develops a terminal illness. Requesting an accelerated benefit payment under this rider may have tax consequences.

•

Universal Death Benefit Guarantee Rider: Under the Universal Death Benefit Guarantee Rider, which is available at no charge, your Policy will not lapse (expire without value) even if the Accumulated Value during the first three Policy Years (Net Surrender Value if you’ve taken a loan on your policy), or the Net Surrender Value after the first three Policy Years, is not enough to cover monthly charges provided you pay the death benefit guarantee monthly premium. We will notify you of any shortfall which must be paid within a 61-day Grace Period.

Surrenders, Partial Withdrawals, Transfers and Policy Loans

•	Surrenders: At any time while your Policy is in force, you may make a written request to us at our Home Office to surrender your Policy and receive the Net Surrender Value. The Net

3

Surrender Value is the Surrender Value less any Policy Debt plus any unearned loan interest. A surrender may have tax consequences.

•

Partial Withdrawals: At any time while your Policy is in force, you may make a written request to withdraw part of the Net Surrender Value. The partial withdrawal must be at least $500 and may not exceed the lesser of Net Surrender Value less $500 or 90% of Net Surrender Value (unless a higher percentage is permitted in your state). Partial withdrawals may have tax consequences.

•

Transfers: Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year. The initial transfer in each Policy Year will be completed without charge. We may assess a $25 charge for each transfer after the first transfer in a Policy Year. (The Company has extended this privilege to allow the first twelve transfers in a Policy Year to be completed without charge. The Company may assess a $25 charge for the thirteenth and each subsequent transfer. This privilege may be terminated at any time). You may only make one transfer per Policy Year from the Declared Interest Option to the Variable Account.

•

Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is 90% of the Accumulated Value of the Policy at the end of the Valuation Period during which we receive your request for a loan (unless a higher percentage is permitted in your state). We charge you a maximum annual interest rate on your loan equal to the greater of 5.5% or the “Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds” published by Moody’s Investors Services, Inc., as described under “POLICY BENEFITS—Loan Benefits—Loan Interest Charged” on page 35. We credit interest on amounts transferred from the Variable Account and held as security for the loan interest rate minus no more than 3%, as determined by the Company. After the tenth Policy Year, we may allow you to take a loan in an amount equal to or less than the gain under the Policy with a net annual interest rate of 0%. Loans may have tax consequences.

Premiums

•

Flexibility of Premiums: After you pay the initial premium, you may pay subsequent premiums at any time (prior to the Maturity Date) and in any amount (although we reserve the right to require a minimum of $100), subject to a certain maximum. You may select a premium payment plan to pay premiums quarterly, semi-annually or annually. You are not required to pay premiums according to the plan.

•

Cancellation Privilege: When you receive your Policy, the free-look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater of: (1) the premiums paid; or (2) the Accumulated Value on the Business Day we receive the Policy at our Home Office plus any charges deducted. The free-look period expires at midnight on the 20th day after you receive the Policy. This period will be longer if required by state law.

The Policy

•

Ownership Rights: While the Insured is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, the Policyowner and assigning the Policy. Changing the Policyowner or assigning the Policy may have tax consequences.

•

Variable Account: You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Investment Options listed on the first page of this Prospectus.

4

•

Declared Interest Option: You may place money in the Declared Interest Option where it is guaranteed to earn at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

•

Accumulated Value: Accumulated Value is the sum of the values of your Policy in the Subaccounts and the Declared Interest Option plus any outstanding Policy Debt. Accumulated Value varies from day to day depending on the investment performance of the Subaccounts you choose, interest we credit to the Declared Interest Option, charges we deduct and any other transactions (e.g., transfers, partial withdrawals and loans). We do not guarantee a minimum Accumulated Value.

•

Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, partial withdrawal and maturity provisions of the Policy, other than in a lump sum. None of the available payment options vary with the investment performance of the Variable Account. Other options may be available. More detailed information concerning these payment options is available on request from our Home Office.

Supplemental Riders and Benefits

We offer several riders that provide supplemental benefits under the Policy, such as the Universal Cost of Living Increase Rider, which provides for an automatic increase in Specified Amount every three (3) years according to the Consumer Price Index, until the later of age 65 or the 10th Policy Anniversary. We generally deduct any monthly charges for these riders from Accumulated Value as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states. Please contact us for further details. See “ADDITIONAL INSURANCE BENEFITS” for a description of each rider available under the Policy.

POLICY RISKS

Investment Risk

If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable, and that, due both to the unfavorable performance and the resulting higher insurance charges, the Accumulated Value will decrease. You will also be subject to the risk that the investment performance of the Subaccounts you select may be less favorable than that of other Subaccounts. In order to keep the Policy in force, you may be required to pay more premiums than originally planned. You could lose everything you invest.

If you allocate Net Premiums to the Declared Interest Option, we will credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest. However, you assume the risk that the rate may decrease, although it will never be lower than the guaranteed rate of 4%.

Risk of Lapse

If your Accumulated Value during the first three Policy Years (Net Surrender Value if you’ve taken a loan on your Policy), or Net Surrender Value after the first three Policy Years is not enough to pay the charges deducted each month, your Policy may enter a 61-day Grace Period (31 days in certain states). We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Policy will generally not lapse at the end of a Grace Period if you make a premium payment that, when reduced by the premium expense charge, will be at least equal to three times the monthly charges under the Policy immediately preceding the Grace Period. You may reinstate a lapsed Policy subject to certain conditions.

However, your Policy will not enter the Grace Period if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium test on each Monthly Deduction Day.

5

Under current Company practice, your Policy will not enter the Grace Period during the fourth Policy Year, regardless of the Net Surrender Value, if you have paid the cumulative Target Premium. (The Target Premium is a specified amount of premium which is based on the age, sex and underwriting class of the Insured, the Specified Amount of the Policy and the types and amounts of any additional benefits under the Policy. We use this amount to calculate the premium expense charge. We also use the Target Premium to calculate registered representatives’ compensation.) This is a current Company practice, which is not guaranteed and can be changed at any time.

Tax Risks

In order to qualify as a life insurance contract for federal income tax purposes and receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk.) It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy generally should be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, any surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with loans on Policies in force for ten years or more is unclear. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

See “FEDERAL TAX MATTERS.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Partial Withdrawal and Surrender Risks

The Surrender Charge under the Policy applies for the first six Policy Years in the event you surrender your Policy and may be considerable. (The Surrender Charge also applies to an increase in Specified Amount if a surrender occurs within six Policy Years following an increase in Specified Amount.) It is possible that you will receive no Net Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (terminate without value), because Surrender Charges affect the Net Surrender Value which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). See “Risk of Lapse” above.

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Partial withdrawals must be at least $500 and may not exceed the lesser of (1) the Net Surrender Value less $500; or (2) 90% of the Net Surrender Value. Partial withdrawals are assessed a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

A partial withdrawal or surrender may have tax consequences.

Policy Loan Risks

A Policy Loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the Policy Loan from the Subaccounts and/or Declared Interest Option as collateral.

We reduce the amount we pay on the Insured’s death by any outstanding Policy Debt. Your Policy may lapse (terminate without value) if Policy Debt plus any unearned loan interest reduces your Net Surrender Value to zero.

If you surrender the Policy or allow it to lapse while a Policy Loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each Investment Option may be found in the respective Fund’s prospectus. Please refer to each Fund’s prospectus for more information.

There is no assurance that any Fund will achieve its stated investment objective.

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FEE TABLES

The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Policy.

The first table describes the fees and expenses that are payable at the time you buy the Policy, surrender the Policy or transfer Accumulated Value among the Subaccounts and Declared Interest Option.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge*	Amount Deducted— Current Charge
Premium Expense Charge	Upon receipt of each premium payment	7% of each premium payment	7% of each premium payment up to the Target Premium(1) for a Policy Year, then 2% of each premium payment over the Target Premium
Partial Withdrawal Fee	Upon partial withdrawal	2% of the Accumulated Value withdrawn, not to exceed $25	2% of the Accumulated Value withdrawn, not to exceed $25
Surrender Charge(2)	Upon a full surrender of your Policy during the first six Policy Years, and for the first six Policy Years following an increase in Specified Amount to the extent of the increase
Minimum Charge(3)		$5.30 per $1,000 of Specified Amount or Specified Amount increase	$3.18 per $1,000 of Specified Amount or Specified Amount increase
Maximum Charge(4)		$57.48 per $1,000 of Specified Amount or Specified Amount increase	$34.49 per $1,000 of Specified Amount or Specified Amount increase
Charge for Male, Attained Age 30, Non-Tobacco in first Policy Year		$10.48 per $1,000 of Specified Amount or Specified Amount increase	$6.29 per $1,000 of Specified Amount or Specified Amount increase
Transfer Charge	Upon transfer	First twelve transfers in a Policy Year are free, $25 for each subsequent transfer	First twelve transfers in a Policy Year are free, $25 for each subsequent transfer

*  We may charge fees and use rates that are lower than the maximum guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

(1)  The Target Premium is a specified annual premium which is based on the age, sex and underwriting class of the Insured, the Specified Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The maximum

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Target Premium for a Policy is $398.38 per $1,000, plus $65. This figure assumes that the Insured has the following characteristics: Male, Attained Age 94, Tobacco or Preferred Tobacco. The Target Premium for your Policy is shown on your Policy’s data page.

(2)  The Surrender Charge equals a charge per $1,000 of Specified Amount, and varies based on the Insured’s Issue Age, sex, underwriting class and Policy Year. The Surrender Charge shown in the table may not be representative of the charge you will pay. Your Policy’s data page indicates the Surrender Charge applicable to your Policy. More detailed information concerning your Surrender Charge is available upon request at our Home Office. Currently, this charge is assessed during the first six Policy Years, and during the first six Policy Years following an increase in Specified Amount to the extent of the increase. On a guaranteed basis, the Surrender Charge period is ten years. The Surrender Charge decreases annually over the Surrender Charge period.

(3)  The minimum shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Female, Issue Ages 0-17, Non-Tobacco; Female, Issue Age 18, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(4)  The maximum shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Male, Issue Ages 61-94 Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; Male, Issue Ages 56-94, Tobacco or Preferred Tobacco; Female, Issue Ages 65-93, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; Female, Issue Ages 63-93, Tobacco or Preferred Tobacco; Unisex, Issue Ages 62-93, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco; and Unisex, Issue Ages 57-93, Tobacco or Preferred Tobacco.

The next tables describe the fees and expenses that you will pay periodically during the time that you own your Policy, not including expenses of each Investment Option.

Periodic Charges

(Other than Investment Option Operating Expenses)

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Cost of Insurance Charge(5)	Monthly, on the Monthly Deduction Day
Minimum Charge(6)		$0.05667 per $1,000 net amount at risk	$0.03151 per $1,000 net amount at risk
Maximum Charge(7)		$90.90909 per $1,000 net amount at risk	$59.52444 per $1,000 net amount at risk
Charge for Male, Attained Age 30, Non-Tobacco		$0.12085 per $1,000 net amount at risk	$0.07035 per $1,000 net amount at risk
Monthly Policy Expense Charge	Monthly, on the Monthly Deduction Day	$7	$5
First-Year Monthly Policy Expense Charge	Monthly, on the Monthly Deduction Day for the first 12 Policy Months	$7	$5
First-Year Monthly Per $1,000 Charge	Monthly, on the Monthly Deduction Day for the first 12 Policy Months, and for the first 12 Policy Months following an increase in Specified Amount to the extent of the increase	$0.07 per $1,000 of Specified Amount or Specified Amount increase, including the Other Adult Universal Life Insurance Rider, if applicable	$0.05 per $1,000 of Specified Amount or Specified Amount increase, including the Other Adult Universal Life Insurance Rider, if applicable

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Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Mortality and Expense Risk Charge	Daily	Effective annual rate of 1.05% of the average daily net assets of each Subaccount you are invested in	Effective annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in
Policy Loan Interest Spread(8)	On the Policy Anniversary or earlier, as applicable(9)	3% (effective annual rate)	2.00% (effective annual rate)

Periodic Charges

(Optional Benefit Riders Only)

Charge(10)	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Universal Cost of Living Increase Rider	Monthly, on the Monthly Deduction Day
Minimum Charge(11)		$0.0034 per $1,000 of Specified Amount	$0.0018 per $1,000 of Specified Amount
Maximum Charge(12)		$5.4545 per $1,000 of Specified Amount	$3.4643 per $1,000 of Specified Amount
Charge for Male, Attained Age 30, Non-Tobacco		$0.0073 per $1,000 of Specified Amount	$0.0041 per $1,000 of Specified Amount
Universal Waiver of Charges Rider(13)	Monthly, on the Monthly Deduction Day
Minimum Charge(14)		4.6% of cost of insurance charge	4.6% of cost of insurance charge
Maximum Charge(15)		29.0% of cost of insurance charge	29.0% of cost of insurance charge
Charge for Male, Attained Age 30, Non-Tobacco		4.8% of cost of insurance charge	4.8% of cost of insurance charge
Universal Children’s Term Life Insurance Rider	Monthly, on the Monthly Deduction Day	$0.25 per $1,000 of rider coverage amount	$0.25 per $1,000 of rider coverage amount
Universal Guaranteed Insurability Option Rider	Monthly, on the Monthly Deduction Day
Minimum Charge(16)		$0.01 per $1,000 of rider coverage amount	$0.01 per $1,000 of rider coverage amount
Maximum Charge(17)		$0.14 per $1,000 of rider coverage amount	$0.14 per $1,000 of rider coverage amount
Charge for Male, Attained Age 0, Non-Tobacco		$0.01 per $1,000 of rider coverage amount	$0.01 per $1,000 of rider coverage amount

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Charge(10)	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Other Adult Universal Life Insurance Rider	Monthly, on the Monthly Deduction Day
Minimum Charge(18)		$0.08001 per $1,000 of rider coverage amount	$0.03151 per $1,000 of rider coverage amount
Maximum Charge(19)		$90.90909 per $1,000 of rider coverage amount	$59.52444 per $1,000 of rider coverage amount
Charge for Female, Attained Age 30, Non-Tobacco		$0.10418 per $1,000 of rider coverage amount	$0.06065 per $1,000 of rider coverage amount

(5)  The cost of insurance charge will vary based on the Insured’s Attained Age, sex and underwriting class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s data page indicates the guaranteed cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charge is available on request from our Home Office. Also, before you purchase the Policy, we can provide you hypothetical illustrations of Policy values based upon the Insured’s age and risk class, the death benefit option, Specified Amount, planned periodic premiums and riders requested. Please consult your registered representative for information about your cost of insurance charge.

(6)  The minimum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 10, Non-Tobacco. The minimum current cost of insurance charges assumes that the Insured has the following characteristics: Female, Attained Age 18, Super Preferred Non-Tobacco.

(7)  The maximum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Male, Female or Unisex, Attained Ages 99-114, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco. The maximum current cost of insurance charge assumes the Insured has the following characteristics: Male, Attained Age 114, Tobacco. (In states where the maturity age is 95, the maximum guaranteed rate is $26.62992 per $1,000 net amount at risk for a Male, Attained Age 94, Tobacco or Preferred Tobacco. In states where the maturity age is 95, the maximum current charge is $16.91106 per $1,000 net amount at risk for a Male, Attained Age 94, Tobacco.)

(8)  The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amounts we hold as security for Policy Debt. The amount of interest that we charge you for a loan is guaranteed not to exceed the higher of the Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds as published by Moody’s Investors Service, Inc. for the calendar month ending two months before the date on which the loan interest rate is determined, or 5.5%. The amount of interest that we credit to the amounts we hold as security for Policy Debt is guaranteed not to go below 4%. Currently, by company practice, the company allows a loan spread of 0% on the gain in a policy in effect a minimum of ten years. This means that the policy loan grows at the stated adjustable loan interest rate, but the accumulated value attributed to this outstanding loan (up to the amount of gain after ten years) earns this same interest rate. This is not a guaranteed feature.

(9)  While a Policy Loan is outstanding, loan interest is payable in advance on each Policy Anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, termination or the Insured’s death. For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.

(10)  Charges for the Universal Cost of Living Increase Rider, Universal Waiver of Charges Rider and Other Adult Universal Life Insurance Rider vary based on the Insured’s Attained Age, sex and underwriting class. The charge for the Universal Guaranteed Insurability Option varies based on the Insured’s Attained Age and sex. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from our Home Office.

(11)  The minimum Universal Cost of Living Increase Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 9, Non-Tobacco for guaranteed charge and Attained Age 18, Super Preferred Non Tobacco for current charge.

(12)  The maximum Universal Cost of Living Increase Rider guaranteed charge assumes that the Insured has an Attained Age 99-114 (Male, Female or Unisex; Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco). The maximum current charge assumes the following characteristics: Male, Attained Age 114, Tobacco. (In states where the maturity age is 95, the maximum guaranteed charge is $1.5978 per $1,000 of Specified Amount for a Male, Attained Age 94, Tobacco or Preferred Tobacco. The maximum current charge is $0.9842 per $1,000 of Specified Amount for a Male Attained Age 94, Tobacco.)

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(13)  The cost of insurance charge on the Universal Waiver of Charges Rider also takes into account charges for all additional benefit riders attached to the Policy.

(14)  The minimum Universal Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Male, Attained Ages 18-25, Non-Tobacco, Preferred Non-Tobacco or Super Preferred Non-Tobacco.

(15)  The maximum Universal Waiver of Charges Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 64, Tobacco or Preferred Tobacco.

(16)  The minimum Universal Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male, Female or Unisex; Age 0, Non-Tobacco.

(17)  The maximum Universal Guaranteed Insurability Option Rider charge assumes that the Insured has the following characteristics: Male or Unisex; Attained Age 39, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco.

(18)  The minimum guaranteed Other Adult Universal Life Insurance Rider charge assumes a 20-year term period and that the Insured has the following characteristics: Female, Issue Age 18, Non-Tobacco, Preferred Non Tobacco and Super Preferred Non-Tobacco. The minimum current Other Adult Universal Life Insurance Rider charge assumes that the Insured has the following characteristics: Female, Issue Age 18, Super Preferred Non-Tobacco.

(19)  The maximum guaranteed Other Adult Universal Life Insurance Rider charge assumes a 20-year term period and that the Insured has the following characteristics: Male, Female or Unisex: Attained Ages 99-114, Non-Tobacco, Preferred Non-Tobacco, Super Preferred Non-Tobacco, Tobacco or Preferred Tobacco. The maximum current Other Adult Universal Life Insurance Rider assumes that the Insured has the following characteristics: Male, Attained Age 114, Tobacco. (In states where the maturity age is 95, the maximum guaranteed charge is $26.62992 for a Male, Attained Age 94, Tobacco or Preferred Tobacco. The maximum current charge is $16.91106 for a Male, Attained Age 94, Tobacco.)

The next table shows the minimum and maximum fees and expenses (both before and after contractual fee waivers and expense reimbursements) charged by any of the Investment Options for the fiscal year ended December 31, 2006. More detail concerning each Investment Option’s fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)(20)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.26%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(21)	0.10%	1.26%

(20)  For certain Investment Options, certain expenses were reimbursed or fees waived during 2006. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.16%

(21)  The “Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by any of the Investment Options after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and will continue past the current year. Six Investment Options currently have contractual reimbursement or fee waiver arrangements in place. See the “Annual Investment Option Operating Expenses” table beginning on page 13 for a description of the fees and expenses charged by each of the Investment Options available under the Policy as well as any applicable contractual fee waiver or reimbursement arrangements.

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The following table indicates the Investment Options’ fees and expenses for the year ended December 31, 2006, both before and after any contractual fee waiver or reimbursement. Current and future expenses may be higher or lower than those shown.

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)

Investment Option	Advisory Fee	Other Expenses		12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)	Total Amount of contractual fee waiver or reimbursement	Total Expenses (after contractual fee waivers and reimbursements)
American Century Investments
VP Ultra®	1.00%	0.00%		0.00%	1.00%	0.00%	1.00	%(1)
VP VistaSM	1.00%	0.00%		0.00%	1.00%	0.00%	1.00%
Dreyfus
VIF Appreciation Portfolio—Initial Share Class	0.75%	0.07%		0.00%	0.82%	0.00%	0.82%
VIF Developing Leaders Portfolio—Initial Share Class	0.75%	0.09%		0.00%	0.84%	0.00%	0.84%
VIF Growth and Income Portfolio—Initial Share Class	0.75%	0.09	%(2)	0.00%	0.84%	0.00%	0.84%
VIF International Equity Portfolio— Initial Share Class	0.75%	0.28%		0.00%	1.03%	0.00%	1.03%
EquiTrust Variable Insurance Series Fund
Blue Chip Portfolio	0.20%	0.11%		0.00%	0.31%	0.00%	0.31%
High Grade Bond Portfolio	0.30%	0.14%		0.00%	0.44%	0.00%	0.44%
Managed Portfolio	0.45%	0.10%		0.00%	0.55%	0.00%	0.55%
Money Market Portfolio	0.25%	0.29%		0.00%	0.54%	0.00%	0.54%
Strategic Yield Portfolio	0.45%	0.13%		0.00%	0.58%	0.00%	0.58%
Value Growth Portfolio	0.45%	0.13%		0.00%	0.58%	0.00%	0.58%
Fidelity® Variable Insurance Products Funds
VIP Contrafund® Portfolio—Initial Class	0.57%	0.09%		0.00%	0.66%	0.00%	0.66	%(3)
VIP Growth Portfolio—Initial Class	0.57%	0.11%		0.00%	0.68%	0.00%	0.68	%(3)
VIP Growth & Income Portfolio—Initial Class	0.47%	0.13%		0.00%	0.60%	0.00%	0.60	%(3)
VIP Index 500 Portfolio—Initial Class	0.10%	0.00%		0.00%	0.10%	0.00%	0.10	%(4)
VIP Mid Cap Portfolio—Service Class 2	0.57%	0.11%		0.25%	0.93%	0.00%	0.93	%(3)
VIP Overseas Portfolio—Initial Class	0.72%	0.16%		0.00%	0.88%	0.00%	0.88	%(3)
Franklin Templeton
Franklin Small Cap Value Securities Fund—Class 2	0.51%	0.20%		0.25%	0.96%	0.03%	0.93	%(5)

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Investment Option	Advisory Fee	Other Expenses		12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)	Total Amount of contractual fee waiver or reimbursement	Total Expenses (after contractual fee waivers and reimbursements)
Franklin Small-Mid Cap Growth Securities Fund—Class 2	0.48%	0.30%		0.25%	1.03%	0.01%	1.02	%(5)
Franklin U.S. Government Fund—Class 2	0.49%	0.05%		0.25%	0.79%	0.00%	0.79	%(6)
Mutual Shares Securities Fund— Class 2	0.60%	0.21%		0.25%	1.06%	0.00%	1.06%
Templeton Growth Securities Fund—Class 2	0.74%	0.04%		0.25%	1.03%	0.00%	1.03	%(6)
J.P. Morgan Series Trust II
JPMorgan Mid Cap Value Portfolio	0.70%	0.56	%(2)	0.00%	1.26%	0.00%	1.26	%(7)
JPMorgan Small Company Portfolio	0.60%	0.56	%(2)	0.00%	1.16%	0.00%	1.16	%(7)
Summit Pinnacle Series
Russell 2000® Small Cap Index Portfolio	0.35%	0.32	%(2)	0.00%	0.67%	0.00%	0.67%
S&P MidCap 400® Index Portfolio	0.30%	0.23%		0.00%	0.53%	0.00%	0.53%
T. Rowe Price Equity Series, Inc.
Equity Income Portfolio	0.85%	0.00%		0.00%	0.85%	0.00%	0.85	%(8)
Mid-Cap Growth Portfolio	0.85%	0.00%		0.00%	0.85%	0.00%	0.85	%(8)
New America Growth Portfolio	0.85%	0.00%		0.00%	0.85%	0.00%	0.85	%(8)
Personal Strategy Balanced Portfolio	0.90%	0.02	%(2)	0.00%	0.92%	0.02%	0.90	%(8)(9)
T. Rowe Price International Series, Inc.
International Stock Portfolio	1.05%	0.00%		0.00%	1.05%	0.00%	1.05	%(8)

(1)  The Fund has a stepped fee schedule. As a result, the Fund’s management fee rate generally decreases as Fund assets increase. Please consult the Fund’s prospectus for more details about the Fund’s management fees. Information regarding other expenses, which include the fees and expenses of the Fund’s independent directors, their legal counsel, interest and extraordinary expenses, can be found in the Fees and Expenses section of the Fund’s prospectus.

(2)   Other expenses include acquired fund fees and expenses of 0.02% for the VIF Developing Leaders, Russell 2000 Small Cap Index and Personal Strategy Balanced Portfolios, and 0.01% for the Mid Cap Value and Small Company Portfolios.

(3)  Total expenses were lower than those shown because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund’s expenses, and/or because through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio 0.65%, Growth Portfolio 0.67%, Growth & Income Portfolio 0.59%, Mid Cap Portfolio 0.91% and Overseas Portfolio 0.81%. This arrangement may be discontinued by the Fund’s manager at any time.

(4)  Management fees for the Fund have been reduced to 0.10%, and total Fund expenses were limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, securities lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the fund’s shareholders and board of trustees.

(5)  The Fund’s manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton money market fund. This reduction is required by the Fund’s Board of Trustees and an order of the Securities and Exchange Commission.

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(6) The Fund administration fee is paid indirectly through the management fee.

(7)  Total expenses reflect a written agreement pursuant to which the Portfolio’s administrator agrees that it will reimburse the Portfolio to the extent total annual operating expenses of the shares (excluding acquired Fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses, and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25% and 1.15% of its average daily net assets through April 30, 2008 for the Mid Cap Value and Small Company Portfolios, respectively. In addition, the Portfolio’s administrator may voluntarily waive or reimburse certain of its fees, as it may determine, from time to time. Taking these voluntary waiver and reimbursement arrangements into account, total expenses for the Mid Cap Value Portfolio would be 1.00%.

(8)  Total Annual Investment Option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items or fees and expenses for the portfolio’s independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.

(9)  The Portfolio’s manager has voluntarily agreed to reduce its management fee by the amount of expenses incurred as a result of the Portfolio’s investment in other T. Rowe Price portfolios. Including this reduction, total expenses would have been 0.88%.

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EQUITRUST LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT

EquiTrust Life Insurance Company

EquiTrust Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on June 3, 1966. Our principal business is offering life insurance policies and annuity contracts. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266.

IMSA

The Company is a member of the Insurance Marketplace Standards Association (“IMSA”). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.

The Variable Account

We established the Variable Account as a separate account on January 6, 1998. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue. Income, gains and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account, without regard to our other income, gains or losses.

The Variable Account’s assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account’s assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account’s assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities. We are obligated to pay any amounts due under the Policy.

The Variable Account currently has 32 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission (the “SEC”) does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

Investment Options

The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the SEC. Each Investment Option has its own investment objectives and separately determines the income and

16

losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option. If your Policy was issued on or after May 1, 2004, you may not invest in the T. Rowe Price Mid-Cap Growth Subaccount.

The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

The paragraphs below summarize each Investment Option’s investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. In addition, no single Investment Option, by itself, constitutes a balanced investment plan. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. The Investment Option prospectuses accompany this Prospectus. You should read them carefully and retain them for future reference.

American Century Investments.  American Century Investment Management, Inc. is the investment adviser to the Funds.

Portfolio	Investment Objective(s) and Principal Investments
VP Ultra® Fund

•      This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.

VP VistaSM Fund	• This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of medium-sized and smaller companies which will increase in value over time.

Dreyfus.  The Dreyfus Corporation serves as the investment adviser to the Dreyfus Variable Investment Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: International Equity Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: Appreciation Portfolio— Initial Share Class

•      This Portfolio seeks long-term capital growth consistent with preservation of capital. Its secondary goal is current income. To pursue these goals, the Portfolio normally invests at least 80% of its assets in common stocks. The Portfolio focuses on “blue chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.

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Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: Developing Leaders Portfolio—Initial Share Class

•      This Portfolio seeks capital growth. To pursue this goal, the Portfolio normally invests at least 80% of its assets in the stocks of companies the adviser believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the Portfolio primarily invests in small companies with market capitalizations of less than $2 billion at the time of purchase.

Dreyfus Variable Investment Fund: Growth and Income Portfolio—Initial Share Class

•      This Portfolio seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue this goal, the Portfolio invests primarily in stocks, bonds and money market instruments of domestic and foreign issuers.

Dreyfus Variable Investment Fund: International Equity Portfolio—Initial Share Class

•      This Portfolio seeks capital growth. To pursue this goal, the Portfolio invests in growth stocks of foreign companies. Normally, the Portfolio invests at least 80% of its assets in stocks, including common stocks and convertible securities, including those issued in initial public offerings.

EquiTrust Variable Insurance Series Fund.  EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Blue Chip Portfolio	• This Portfolio seeks growth of capital and income. The Portfolio pursues this objective by investing at least 80% of its net assets in equity securities of well-capitalized, established companies.
High Grade Bond Portfolio

•      This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities. The Portfolio will pursue this objective by investing at least 80% of its net assets in debt securities rated AAA, AA or A by Standard & Poor’s or Aaa, Aa or A by Moody’s Investors Service, Inc. and in securities issued or guaranteed by the United States government or its agencies or instrumentalities.

Managed Portfolio

•      This Portfolio seeks the highest level of total return through income and capital appreciation. The Portfolio pursues this objective through a fully managed investment policy consisting of investment in the following three market sectors: (i) common stocks and other equity securities; (ii) high grade debt securities and preferred stocks of the type in which the High Grade Bond Portfolio may invest; and (iii) money market instruments of the type in which the Money Market Portfolio may invest.

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Portfolio	Investment Objective(s) and Principal Investments
Money Market Portfolio

•      This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will pursue this objective by investing in high quality short-term money market instruments. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

Strategic Yield Portfolio

•      This Portfolio seeks as a primary objective, as high a level of current income as is consistent with investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues these objectives by investing primarily in debt and income-bearing securities rated Baa or lower by Moody’s Investors Service, Inc. and/or BBB or lower by Standard & Poor’s, or in unrated securities of comparable quality (i.e., junk bonds). An investment in this Portfolio may entail greater than ordinary financial risk. (See the Fund prospectus “HIGHER RISK SECURITIES AND INVESTMENT STRATEGIES—Lower-Rated Debt Securities.”)

Value Growth Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio pursues this objective by investing primarily in equity securities of companies that the investment adviser believes have a potential to earn a high return on capital and/or in equity securities that the investment adviser believes are undervalued by the marketplace. Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock.

Fidelity Variable Insurance Products Funds.  Fidelity Management & Research Company serves as the investment adviser to these Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Contrafund® Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

Fidelity VIP Growth Portfolio

•      This Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of companies the adviser believes have above-average growth potential.

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Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Growth & Income Portfolio

•      This Portfolio seeks high total return through a combination of current income and capital appreciation. The Portfolio normally invests the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the Portfolio may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.

Fidelity VIP Index 500 Portfolio

•      This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500.

Fidelity VIP Mid Cap Portfolio

•      This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of its total assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in common stocks.

Fidelity VIP Overseas Portfolio

•      This Portfolio seeks long-term growth of capital. Normally, at least 80% of the Portfolio’s total assets will be invested in foreign securities investing primarily in foreign securities. The Portfolio may also invest in U.S. issuers.

Franklin Templeton.  Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small-Mid Cap Growth Securities and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.

Portfolio	Investment Objective(s) and Principal Investments
Franklin Small Cap Value Securities Fund

•      This Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies and normally invests predominantly in equity securities. The Fund invests mainly in equity securities of companies that the manager believes are undervalued.

Franklin Small-Mid Cap Growth Securities Fund	• This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies.

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Portfolio	Investment Objective(s) and Principal Investments
Franklin U.S. Government Fund

•       This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities and normally invests primarily in fixed and variable rate mortgage-backed securities, a substantial portion of which is Ginnie Maes.

Mutual Shares Securities Fund

•       This Fund seeks capital appreciation with income as a secondary goal. The Fund normally invests primarily in equity securities of companies the manager believes are undervalued. The Fund also invests, to a lesser extent, risk arbitrage securities companies and distressed companies.

Templeton Growth Securities Fund	• This Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

J.P. Morgan Series Trust II.  J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
JPMorgan Mid Cap Value Portfolio

•       This Portfolio seeks growth from capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of mid-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase.

JPMorgan Small Company Portfolio

•       This Portfolio seeks to provide high total return from a portfolio of small company stocks. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity investments of small-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Index at the time of purchase.

Summit Pinnacle Series of Summit Mutual Funds, Inc.  Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Russell 2000® Small Cap Index Portfolio

•       This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the Russell 2000® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

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Portfolio	Investment Objective(s) and Principal Investments
S&P MidCap 400® Index Portfolio

•      This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the S&P MidCap 400® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

T. Rowe Price Equity Series, Inc.  T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio

•      This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in dividend- paying common stocks of established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation.

Mid Cap Growth Portfolio*

•      This Portfolio seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks with the potential for above- average earnings growth. The investment adviser defines mid-cap companies as those whose market capitalization falls within the range of companies in either the Standard & Poor’s Mid-Cap 400 Index or the Russell Mid Cap Growth Index.

          *The T. Rowe Price Mid-Cap Growth Portfolio is not available as an Investment Option for Policies issued on or after May 1, 2004.

New America Growth Portfolio

•      This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing in the U.S. Fast-growing companies can be found across an array of industries in today’s “new America”.

Personal Strategy Balanced Portfolio

•      This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities.

T. Rowe Price International Series, Inc.  T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
International Stock Portfolio	• This Portfolio seeks to provide capital appreciation through investments primarily in common stocks of established companies based outside the United States.

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We select the Investment Options offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Policyowners.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Accumulated Value of your Policy resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.05% to 0.25% of the annual average assets we hold in the Investment Options. In addition, EquiTrust Marketing Services, LLC, the principal underwriter of the Policies, receives 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options. The Company and its affiliates may profit from these payments.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner’s Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

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If we deem it to be in the best interests of persons having voting rights under the Policies, we may

•	operate the Variable Account as a management company under the Investment Company Act of 1940,

•	deregister the Variable Account under that Act in the event such registration is no longer required, or,

•	subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

To the extent permitted by applicable law, we may also transfer the Variable Account’s assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See “ADDITIONAL INFORMATION—Voting Rights.”)

THE POLICY

Purchasing the Policy

In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Home Office. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $50,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $50,000. (We may issue a Policy with a minimum Specified Amount of $25,000. For any Policy issued with a Specified Amount from $25,000 to $49,999 we must receive an initial payment of at least 90% of the Guideline Single Premium (as defined under Internal Revenue Code Section 7702).

The effective date of insurance coverage under the Policy will be the latest of:

•	the Policy Date,

•	the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

•	the date when we receive the full initial premium at our Home Office.

The Policy Date is the date the Company approves the Policy for issuance.

The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis.

Premiums

Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

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Premium Flexibility.  We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time prior to the Maturity Date. You should forward all premium payments to our Home Office.

If mandated under applicable law, the Company may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

Planned Periodic Premiums.  You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See “FEDERAL TAX MATTERS.”)

You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $100. Changes in the planned premium schedule may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Paying a planned periodic premium will not guarantee that your Policy will remain in force. Thus, even if you pay planned periodic premiums, the Policy will nevertheless lapse if, during the first three Policy years, Net Accumulated Value (Net Surrender Value if you’ve taken a loan on your Policy) or, after three Policy Years, Net Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see “CHARGES AND DEDUCTIONS—Monthly Deduction”) and a Grace Period expires without a sufficient payment (see “THE POLICY—Policy Lapse and Restatement—Lapse”).

However, your Policy will not enter the Grace Period if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium test on each Monthly Deduction Day.

Under current Company practice, your Policy will not enter the Grace Period during the fourth Policy Year, regardless of the Net Surrender Value, if you have paid the cumulative Target Premium. See Footnote One on page 8 and the Glossary for a description of the Target Premium. This is a current Company practice, which is not guaranteed and can be changed at any time.

Death Benefit Guarantee Premiums.  If you selected the optional Death Benefit Guarantee Rider, your Policy’s data page will show a “Death Benefit Guarantee Monthly Premium.” (This rider may not be available in all states. A registered representative can provide information on the availability of this rider. In the state of Illinois, this rider is known as the Death Benefit Protection Rider.) On each Monthly Deduction Day, we will compare the cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums to see if the death benefit guarantee provision will prevent your Policy from lapsing. If you meet the death benefit guarantee premium requirement, then the Policy will not enter a grace period even if its Net Surrender Value is not enough to cover the monthly deduction due. The death benefit guarantee premium requirement is met when (a) is equal to or greater than (b) where:

(a)	is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

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(b)	is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate assuming that the premiums are paid on each Monthly Deduction Day.

Your Policy must satisfy the death benefit guarantee premium test on each Monthly Deduction Day to keep this rider in effect.

For example:  Your Policy was issued 45 months ago and you have paid $5,000 in premiums. No Policy Loans or partial withdrawals have been taken and you have made no Policy changes. Your death benefit guarantee monthly premium is $100. Assuming the prepaid interest rate is zero, the cumulative death benefit guarantee premium requirement as of the 45th Monthly Deduction Day is $4,500 ($100 x 45 months).

In this example, the death benefit guarantee premium requirement is satisfied on this Monthly Deduction Day because the amount of premiums paid ($5,000) is greater than the death benefit guarantee premium requirement ($4,500).

However, assuming you had requested a partial withdrawal of $1,000, the death benefit guarantee premium requirement would no longer be satisfied because the amount of premiums paid less the partial withdrawal ($4,000) is now less than the death benefit guarantee premium requirement ($4,500). In order to maintain this rider, you must pay an additional premium of $500 within 61 days after we notify you of the need for additional premium.

The amount of the death benefit guarantee monthly premium is determined when we issue a Policy, and it depends upon the age and other insurance risk characteristics of the Insured, as well as the amount of coverage and additional features you select. The death benefit guarantee monthly premium will change if you alter either the Policy’s Specified Amount or death benefit option, add or delete a Policy rider, or change underwriting class. We will send you a new Policy data page reflecting any change in the death benefit guarantee premium.

Unscheduled Premiums.  Each unscheduled premium payment must be at least $100; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

Premium Limitations.  In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws.

Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

Payment of Premiums.  We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

Net Premiums.  The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See “CHARGES AND DEDUCTIONS—Premium Expense Charge.”)

Allocating Net Premiums.  In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. However, if your Policy was issued on or after May 1, 2004, you may not allocate Net Premiums to the T. Rowe Price

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Mid-Cap Growth Subaccount. We will allocate Net Premiums to the Declared Interest Option if we receive them either:

(1)	before the date we obtain a signed notice, at our Home Office, from you that you have received the Policy, or

(2)	before the end of 25 days after the Delivery Date.

Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see “THE POLICY—Examination of Policy (Cancellation Privilege)”).

The following additional rules apply to Net Premium allocations:

•

You must allocate at least 1% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option (we reserve the right to raise the minimum allocation requirement, up to 10%, at our sole discretion).

•	Your allocation percentages must be in whole numbers (we do not permit fractional percentages).

•	Each premium payment you submit may be directed to a maximum of 10 Investment Options available under the Policy, including the Declared Interest Option.

•

You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a Written Notice signed by you on a form we accept. The change will take effect on the date we receive the Written Notice at the Home Office and will have no effect on prior Accumulated Values.

Examination of Policy (Cancellation Privilege)

You may cancel the Policy by delivering or mailing Written Notice or sending a facsimile to us at the Home Office, and returning the Policy to us at the Home Office before midnight of the 20th day you receive the Policy. (Certain states may provide for 30 days in which to cancel a Policy in a replacement situation.) Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Home Office, an amount equal to the greater of premiums paid, or the sum of:

•	the Accumulated Value on the Business Day we receive the Policy at the Home Office, plus

•	any premium expense charges we deducted, plus

•	monthly deductions made on the Policy Date and any Monthly Deduction Day, plus

•	amounts approximating the daily charges against the Variable Account.

Policy Lapse and Reinstatement

Lapse.  Your Policy may lapse (terminate without value) during the first three Policy Years if the Net Accumulated Value (Net Surrender Value if you’ve taken a loan on your Policy), or after three Policy Years if Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see “CHARGES AND DEDUCTIONS—Monthly Deduction”) AND a Grace Period expires without a sufficient payment.

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However, your Policy will not enter the Grace Period if you selected the optional Death Benefit Guarantee Rider and you have paid sufficient premiums to meet the cumulative death benefit guarantee premium test on each Monthly Deduction Day. (See “THE POLICY—Premiums—Death Benefit Guarantee Premiums.”)

Under current Company practice, your Policy will not enter the Grace Period during the fourth Policy Year, regardless of the Net Surrender Value, if you have paid the cumulative Target Premium. See Footnote One on page 8 and the Glossary for a description of the Target Premium. This is a current Company practice, which is not guaranteed and can be changed at any time.

Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans, partial withdrawals and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see “CHARGES AND DEDUCTIONS—Premium Expense Charge”), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see “CHARGES AND DEDUCTIONS—Monthly Deduction”). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with allocation instructions.

Reinstatement.  Prior to the Maturity Date, you may reinstate a lapsed Policy at any time within five years of the Monthly Deduction Day immediately preceding the Grace Period which expired without payment of the required premium. You must submit the following items to us at our Home Office:

•	A written application for reinstatement signed by the Policyowner and the Insured;

•	Evidence of insurability we deem satisfactory;

•	A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

•	An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

State law may limit the premium to be paid on reinstatement to an amount less than that described. To the extent that we did not deduct the monthly administrative charge for a total of twelve Policy Months prior to lapse, we will continue to deduct such charge following reinstatement of the Policy until we have assessed such charge, both before and after the lapse, for a total of 12 Policy Months. (See “CHARGES AND DEDUCTIONS—Monthly Deduction.”) We will not reinstate a Policy surrendered for its Net Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see “FEDERAL TAX MATTERS”).

The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount transferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with allocation instructions.

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POLICY BENEFITS

While a Policy is in force, it provides for certain benefits prior to the Maturity Date. Subject to certain limitations, you may at any time obtain all or a portion of the Net Accumulated Value by surrendering or taking a partial withdrawal from the Policy. (See “POLICY BENEFITS—Accumulated Value Benefits—Surrender and Withdrawal Privileges.”) In addition, you have certain policy loan privileges under the Policies. (See “POLICY BENEFITS—Loan Benefits—Policy Loans.”) The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see “POLICY BENEFITS—Death Proceeds—Death Benefit Options”), and benefits upon the maturity of a Policy (see “POLICY BENEFITS—Benefits at Maturity”).

Accumulated Value Benefits

Surrender and Withdrawal Privileges.  At any time prior to the Maturity Date while the Policy is in force, you may surrender the Policy or make a partial withdrawal by sending a Written Notice to the Company at our Home Office. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy prior to 3:00 p.m. central time, we will process your request at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy at or after 3:00 p.m. central time, we will process your request at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day.

A Surrender Charge will apply to any surrender during the first six Policy Years, as well as during the first six years following an increase in Specified Amount. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the Accumulated Value withdrawn will be payable upon each partial withdrawal. (See “CHARGES AND DEDUCTIONS—Surrender Charge, and—Partial Withdrawal Fee”). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Home Office, although we may postpone payments under certain circumstances. (See “ADDITIONAL INFORMATION—Postponement of Payments.”)

Facsimile Requests.  You may request a partial withdrawal from or surrender of your Contract via facsimile.

•	Facsimile requests must be directed to 1-515-226-6870 at our Home Office. We are not liable for the timely processing of any misrouted facsimile request.

•	A request must identify your name and Policy number. We may require your address or social security number be provided for verification purposes.

•	We will compare your signature to your original Policy application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization to be provided.

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Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Home Office. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.

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A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

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We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage, or expense from complying with facsimile requests we reasonably believe to be authentic.

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CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Home Office. We are not liable for any processing delays related to a failure of the telephone system.

•	We reserve the right to deny any transaction request made by facsimile.

We may terminate this privilege at any time.

Surrenders.  The amount payable upon surrender of the Policy is the Net Surrender Value at the end of the Valuation Period when we receive the request. We may pay the Net Surrender Value in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See “ADDITIONAL POLICY PROVISIONS—Payment Options” in the Statement of Additional Information.) If you surrender the entire Policy, all insurance in force will terminate and you cannot reinstate the Policy. See “FEDERAL TAX MATTERS” for a discussion of the tax consequences associated with surrenders. The Surrender Charge will be deducted from the amount surrendered.

Partial Withdrawals.  You may obtain a portion of the Policy’s Net Accumulated Value as a partial withdrawal from the Policy.

•	A partial withdrawal must be at least $500.

•	A partial withdrawal cannot exceed the lesser of (1) the Net Accumulated Value less $500 or (2) 90% of the Net Accumulated Value.

We deduct the Partial Withdrawal Fee from the remaining Accumulated Value. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See “ADDITIONAL POLICY PROVISIONS—Payment Options” in the Statement of Additional Information.)

We will allocate a partial withdrawal (together with the Partial Withdrawal Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value, reduced by any outstanding Policy Debt, on the date we receive the request at the Home Office.

Partial withdrawals will affect both the Policy’s Accumulated Value and the death proceeds payable under the Policy. (See “POLICY BENEFITS—Death Proceeds.”)

•	The Policy’s Accumulated Value will be reduced by the amount of the partial withdrawal.

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If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect.

•	If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

If Option A is in effect at the time of the withdrawal, there will be no effect on Specified Amount. If Option B is in effect at the time of withdrawal, partial withdrawal will reduce the Policy’s Specified Amount by the amount of Accumulated Value withdrawn. (See “POLICY BENEFITS—Death Proceeds—Death Benefit Options.”) The Specified Amount remaining in force after a partial

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withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See “CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.”) For a discussion of the tax consequences associated with partial withdrawal, see “FEDERAL TAX MATTERS.”

Net Accumulated Value.  Net Accumulated Value equals the Policy’s Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Home Office that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

•	The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount’s unit value for the current Valuation Period; PLUS

•	Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

•	All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

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All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

•	All partial withdrawals (and any portion of the Surrender Charge) from the Subaccount during the current Valuation Period; MINUS

•	The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

The Policy’s total Accumulated Value in the Variable Account equals the sum of the Policy’s Accumulated Value in each Subaccount.

Unit Value.  Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy’s Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

Transfers

The following features apply to transfers under the Policy:

•	Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per

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Policy Year between the Declared Interest Option and the Variable Account. If your Policy was issued on or after May 1, 2004, you may not transfer monies to the T. Rowe Price Mid-Cap Growth Subaccount.

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You may make transfers by written request to our Home Office or, if you elected the “Telephone Transfer Authorization” on the supplemental application, by calling the Home Office toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider’s or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Home Office.

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The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.

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We process transfers at the Unit Values next determined after we receive your request at our Home Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day. We treat telephone requests as having been received based upon the time noted at the beginning of the transmission.

•	The Company waives the transfer fee for the first twelve transfers during a Policy Year.

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We may assess a transfer charge of $25 for the 13th and each subsequent transfer in a Policy Year. We will deduct the transfer charge from the amount transferred unless you submit payment for the charge at the time of your request. Once we issue a Policy, we will not increase this charge. (See “CHARGES AND DEDUCTIONS—Transfer Charge.”)

•	For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

Dollar Cost Averaging.  You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and have money available in a single “source account.” Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated “target accounts” each month.

•	The minimum amount of each transfer is $100.

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Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option. If your Policy was issued on or after May 1, 2004, you may not make transfers to the T. Rowe Price Mid-Cap Growth Subaccount under the dollar cost averaging program.

•	You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

•	We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Home Office.

•	Each dollar cost averaging transfer counts against the twelve free transfer limit in a Policy Year. All transfers made on the same date count as one transfer.

•	The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

•	There is no charge to participate in this program. We reserve the right to discontinue this program at any time.

Additional Limitations on Transfers.  When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, a Policyowner who makes frequent transfers among the Subaccounts available under this Policy causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option’s portfolio securities and the reflection of that change in the Investment Option’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option’s portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by a Policyowner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Policyowners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Policyowners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Policyowners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging or asset rebalancing programs.

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If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Policyowners and persons with material rights under a Policy. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. The restrictions that we would impose would be to discontinue your telephone transfer privileges and to require you to make all transfer requests in writing through the U.S. Postal Service. Notwithstanding this, because our policies and procedures are discretionary and may differ among variable annuity contracts and variable insurance policies (“variable contracts”) and separate accounts it is possible that some Policyowners may engage in frequent transfer activity while others may bear the harm associated with such activity.

Please note that the limits and restrictions described here are subject to the Company’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Policy, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Policyowners or intermediaries acting on behalf of Policyowners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Policy.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Policyowners, other persons with material rights under the Policies, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Policyowners engaging in frequent transfer activity among the Subaccounts under the Policy. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option’s policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for the imposition of a redemption fee and upon request from the Fund require us to provide transaction information to the Fund and to restrict or prohibit transfers and other transactions that involve the purchase of shares of an Investment Option(s).

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor Policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Policyowners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Policyowners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Investment Options generally are “omnibus” orders from intermediaries such as retirement plans or insurance company separate accounts funding variable annuity contracts or variable insurance policies (“variable contracts”). The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants

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and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies’ policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Company, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Policyowners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Company’s ability to satisfy its contractual obligations to Policyowners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policyowners.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Loan Benefits

Policy Loans.  So long as the Policy remains in force and has a positive Net Accumulated Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

The maximum amount that you may borrow at any time is 90% of the Accumulated Value as of the end of the Valuation Period during which we receive the request for the Policy Loan at our Home Office, less any previously outstanding Policy Debt (certain states may permit you to borrow up to 100% of the Policy’s Net Surrender Value). The Company’s claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

Allocation of Policy Loan.  When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy’s Accumulated Value in each Subaccount bears to the Policy’s total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Home Office.

We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See “ADDITIONAL INFORMATION—Postponement of Payments.”)

Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See “POLICY BENEFITS—Loan Benefits—Effect on Investment Performance.”)

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Loan Interest Charged.  The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate we charge will be the higher of the “Published Monthly Average of the Composite Yield on Seasoned Corporate Bonds” as published by Moody’s Investors Service, Inc. (or any successor thereto) for the calendar month ending two months before the date on which the rate is determined; or 5.5%. We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Policy Anniversary coinciding with, or next following, the date the rate is changed.

Effect on Investment Performance.  Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate equal to the greater of 4% or the current effective loan interest rate minus no more than 3%, as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.

Even though you may repay Policy Debt in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

Policy Debt.  Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated Value less Policy Debt. If, during the first three Policy Years, Net Accumulated Value or, after three Policy Years, Net Surrender Value, is insufficient on a Monthly Deduction Day to cover the monthly deduction (see “CHARGES AND DEDUCTIONS—Monthly Deduction”), we will notify you. To avoid lapse and termination of the Policy without value (see “THE POLICY—Policy Lapse and Reinstatement—Lapse”), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see “CHARGES AND DEDUCTIONS—Premium Expense Charge”), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see “CHARGES AND DEDUCTIONS—Monthly Deduction”). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

Repayment of Policy Debt.  You may repay Policy Debt in whole or in part any time during the Insured’s life and before the Maturity Date so long as the Policy is in force. We subtract any Policy Debt not repaid from the death benefit payable at the Insured’s death, from Accumulated Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

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For a discussion of the tax consequences associated with Policy Loans and lapses, see “FEDERAL TAX MATTERS.”

Death Proceeds

So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

•	You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary as described in the Policy.

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If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See “ADDITIONAL POLICY PROVISIONS—Payment Options” in the Statement of Additional Information.)

To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See “ADDITIONAL INFORMATION—Postponement of Payments.”) We pay interest on those proceeds, at an annual rate of no less than 3% or any rate required by law, from the date of death to the date payment is made.

Death Benefit Guarantee Rider. If you selected the optional Death Benefit Guarantee Rider (there is no charge for this rider), on each Monthly Deduction Day, we will check to see if you have met the death benefit guarantee premium test by comparing the total amount of cumulative actual premiums you have paid with the cumulative death benefit guarantee monthly premiums. If you meet the death benefit guarantee monthly premium requirement, then your Policy will not enter a Grace Period even if the Net Surrender Value is not enough to cover the monthly deduction due. If you do not meet the death benefit guarantee monthly premium requirement, then we will notify you of the amount that you must pay within 61 days to prevent your Policy from lapsing. (See “THE POLICY—Premiums—Death Benefit Guarantee Premiums.”) Your Policy will meet the death benefit guarantee monthly premium requirement on a Monthly Deduction Day when (a) is equal to or greater than (b) where:

(a)	is the sum of all premiums paid on the Policy (accumulated from the date of payment at the prepayment interest rate shown on the Policy data page), less the sum of all partial withdrawals (accumulated from the date of each withdrawal at the prepayment interest rate), and less any Policy Loans and unpaid loan interest; and

(b)	is the sum of the death benefit guarantee monthly premiums since the Policy Date accumulated at the prepayment interest rate.

Death Benefit Options.  Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured’s death.

Under Option A, the death benefit will be equal to the greater of

(1)	the sum of the current Specified Amount and the Accumulated Value, or

(2)	the Accumulated Value multiplied by the specified amount factor for the Insured’s Attained Age.

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We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death. Under Option A, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, you generally should select Option A.

Under Option B, the death benefit will be equal to the greater of:

•	the current Specified Amount, or

•

the Accumulated Value (determined as of the end of the Business Day coinciding with or immediately following the date of death) multiplied by the specified amount factor for the Insured’s Attained Age.

Under Option B, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, you generally should select Option B.

Appendix A in the Statement of Additional Information shows examples illustrating Option A and Option B. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B.

Changing the Death Benefit Option.  You may change the death benefit option in effect at any time by sending a written request to us at our Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

If you change the death benefit option from Option A to Option B, the death benefit will not change and the current Specified Amount will be increased by the Accumulated Value on the effective date of the change. If you change the death benefit option from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See “CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance.”)

Change in Existing Coverage.  After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See “CHARGES AND DEDUCTIONS—Monthly Deduction—Cost of Insurance Rate, and—Net Amount at Risk.”) If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see “THE POLICY—Premiums—Premium Limitations”), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See “FEDERAL TAX MATTERS.”)

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Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease. A Specified Amount decrease will not reduce the Surrender Charge.

To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. An increase will not become effective, however, if the Policy’s Accumulated Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month. A Specified Amount increase is subject to its own Surrender Charge.

Accelerated Payments of Death Proceeds

In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such a rider), by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to you. There is no separate charge for this rider.

For this purpose, an Insured is terminally ill when a physician (as defined by the rider) certifies that he or she has a life expectancy of 12 months or less.

The accelerated death benefit is equal to the Policy’s death benefit as described on page 7, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any death benefit payable under a rider that covers the life of someone other than the Insured. Requesting an accelerated death benefit under this rider may have tax consequences (see “FEDERAL TAX MATTERS”).

Benefits at Maturity

The Maturity Date is Attained Age 115 (Attained Age 95 in certain states). If the Insured is alive and the Policy is in force on the Maturity Date, the Company will pay to you the Policy’s Accumulated Value as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt. (See “POLICY BENEFITS—Loan Benefits—Repayment of Policy Debt.”) We may pay benefits at maturity in a lump sum or under a payment option. The tax consequences associated with continuing a Policy beyond age 100 are unclear. Consult a tax adviser on this issue.

CHARGES AND DEDUCTIONS

We deduct certain charges in connection with the Policy to compensate us for (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.

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Premium Expense Charge

Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

The premium expense charge is 7% of each premium up to the Target Premium and 2% of each premium over the Target Premium. It is used to compensate us for expenses incurred in distributing the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising costs and charges we consider necessary to pay all taxes imposed by states and subdivisions thereof (which currently range from 1% to 3%). Because we include any state premium taxes in the premium expense charge, the amount paid by a Policyowner is generally an average of premium tax amounts charged by the states. As a result, you may pay more premium tax than is required in your state of residence.

Monthly Deduction

We deduct certain charges monthly from the Accumulated Value of each Policy (“monthly deduction”) to compensate us for the cost of insurance coverage and any additional benefits added by rider (see “ADDITIONAL INSURANCE BENEFITS”), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy’s Net Accumulated Value in the Declared Interest Option and the Policy’s Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

•	the cost of insurance for the Policy; plus

•	the cost of any optional insurance benefits added by rider; plus

•	the monthly policy expense charge.

During the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a monthly per $1,000 charge. During the first 12 Policy Months, the monthly deduction will also include a monthly expense charge.

Cost of Insurance.  This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. We determine the cost of insurance on a monthly basis, and we determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

Net Amount at Risk.  The net amount at risk may be affected by investment performance, payment of premiums, fees and charges under the Policy, death benefit option chosen, partial withdrawals and decreases in Specified Amount. Under Option A, the net amount at risk for a Policy Month is equal

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to (a) divided by (b); and under Option B, the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

(a) is the Specified Amount;

(b) is 1.0032737(1); and

(c) is the Accumulated Value.

We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

We determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

Cost of Insurance Rate.  We base the cost of insurance rate for the initial Specified Amount on the Insured’s sex, underwriting class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured’s sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners’ Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.

The cost of insurance rates generally increase as the Insured’s Attained Age increases. The underwriting class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard underwriting class or into premium classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting classes involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco. The Company may offer preferred and super-preferred classes in addition to the standard tobacco and non-tobacco classes. Insureds who fall under a preferred or super-preferred class will generally have a lower cost of insurance rate than Insureds who receive a standard classification. (An Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company’s super-preferred class of insurance rates.)

We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

(1)  Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.

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Additional Insurance Benefits.  The monthly deduction will include charges for any additional benefits provided by rider. (See “ADDITIONAL INSURANCE BENEFITS”)

Monthly Policy Expense Charge.  We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $5 monthly administrative charge against each Policy. We guarantee this charge will not exceed $7 per Policy Month.

First-Year Monthly Per $1,000 Charge.  We deduct a charge from Accumulated Value as part of the monthly deduction during the first 12 Policy Months and during the 12 Policy Months immediately following an increase in Specified Amount. The charge will compensate us for first year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured’s premium class, and establishing policy records. The monthly administrative charge is $0.05 per $1,000 of Specified Amount, or increase in Specified Amount. We guarantee this charge will not exceed $0.07 per $1,000 of Specified Amount.

First-Year Monthly Policy Expense Charge.  We will deduct an additional monthly charge from Accumulated Value during the first twelve Policy Months. This monthly charge will compensate us for costs associated with underwriting and issuing the Policy. These expenses include the cost of processing applications, conducting medical examinations and determining insurability. The first-year monthly policy expense charge is $5 per Policy Month. We guarantee this charge will not exceed $7 per Policy Month.

Transfer Charge

The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may impose a transfer charge of $25 for the thirteenth and each subsequent transfer in a Policy Year to compensate us for the costs in making the transfer.

•	Unless paid in cash, we will deduct the transfer charge from the amount transferred.

•	Once we issue a Policy, we will not increase this charge for the life of the Policy.

•

We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

Currently, there is no charge for changing the Net Premium allocation instructions.

Partial Withdrawal Fee

Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from Accumulated Value.

Surrender Charge

We apply a Surrender Charge during the first six Policy Years, as well as during the first six Policy Years following an increase in Specified Amount to the extent of the increase. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the seventh year and varies based on the age, sex, underwriting class and Policy Year. We have listed below the maximum Surrender

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Charge per $1,000 of Specified Amount for select ages in various underwriting classes in the first Policy Year.

Issue Age	Male, Tobacco	Female, Tobacco	Unisex, Tobacco
30	$10.49	$10.40	$ 9.76
50	$26.80	$15.49	$24.41
70	$34.49	$34.49	$34.49

The maximum Surrender Charge for any Policy is $57.48 per $1,000 of Specified Amount. (See “APPENDIX B—Maximum Surrender Charges” in the Statement of Additional Information.) The Surrender Charge is level within each Policy Year. The Surrender Charge will be deducted from the amount surrendered.

Currently, we reserve the right to waive the Surrender Charge after the first Policy Year if the Insured is:

•	terminally ill, or

•	stays in a qualified nursing care center for 90 days.

Variable Account Charges

Mortality and Expense Risk Charge.  We deduct a daily mortality and expense risk charge from each Subaccount at an effective annual rate of .90% of the average daily net assets of the Subaccounts. We guarantee this charge will not exceed 1.05% of the average daily net assets of the Subaccounts. We may realize a profit from this charge and may use such profit for any lawful purpose, including payment of our distribution expenses.

The mortality risk we assume is that Insureds may die sooner than anticipated and therefore, we may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

Federal Taxes.  Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See “FEDERAL TAX MATTERS.”)

Investment Option Expenses.  The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed on page 11 and described in the prospectus for each Investment Option.

Compensation.  For information concerning compensation paid for the sale of the Policies, see “DISTRIBUTION OF THE POLICIES.”

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THE DECLARED INTEREST OPTION

You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option, which is part of the General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Declared Interest Option’s assets. We bear the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option may be credited interest daily at a net effective annual interest rate of at least 4%. These amounts, after charges and deductions, are also guaranteed. We determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The Declared Interest Option will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Declared Interest Option may be credited with different current interest rates. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 4% guaranteed rate.

Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Please refer to the Policy and Statement of Additional Information for complete details regarding the Declared Interest Option.

Transfers, Partial Withdrawals, Surrenders and Policy Loans

You may transfer amounts between the Subaccounts and the Declared Interest Option. However, if your Policy was issued on or after May 1, 2004, you may not make transfers to the T. Rowe Price Mid-Cap Growth Subaccount. Only one transfer from the Declared Interest Option to the Variable Account is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see “CHARGES AND DEDUCTIONS—Transfer Charge”). No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy’s Maturity Date.

We may delay transfers, payment of partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

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ADDITIONAL INSURANCE BENEFITS

Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

•

Universal Cost of Living Increase. This rider automatically increases the Specified Amount under the Policy on every third Policy Anniversary without requiring evidence of insurability. The amount of each increase will equal the lesser of: (1) the initial Specified Amount plus any prior increases under the rider adjusted for changes in the Consumer Price Index; (2) 20% of the initial Specified Amount; or (3) $25,000. If you elect this rider, we will increase the monthly deduction. The amount of the increase in the monthly deduction will be based on the applicable cost of insurance rate at the time of increase in Specified Amount multiplied by the amount of the increase.

•

Universal Waiver of Charges. This rider provides that, in the event of the Insured’s total disability (as defined in the rider) before the Policy Anniversary on which the Insured is age 65 and continuing for at least 90 days, the Company will waive the monthly deduction until the end of the disability or age 65, whichever comes first. The rider terminates on the earliest of: (1) the Policy Anniversary on which the Insured is age 65; (2) surrender, lapse or other termination of the Policy; or (3) the continuation of the Policy in force under a cash value option. If you elect this rider, we will add a monthly cost of insurance charge based on a separate schedule of rates.

•

Universal Adult Term Life Insurance. This rider provides term insurance coverage on your life or the life of an additional adult Insured. If you elect this rider, we will increase the monthly deduction. The amount of the increase will be based on the cost of insurance rate for the Insured multiplied by the amount of term insurance coverage under the rider, plus a monthly charge for the first year of coverage and for the first year following any increase in coverage based on a specified dollar rate per $1,000 of term insurance coverage or increase in coverage, as applicable.

•

Universal Children’s Term Insurance. This rider provides term insurance coverage on each of the Insured’s eligible children, until the earliest of: (1) cancellation or conversion of the Policy or rider; (2) lapse of the Policy; (3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or (4) expiration, maturity or termination of the Policy. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance the Company offers. If you elect this rider, we will add a monthly charge.

•

Death Benefit Guarantee. This rider guarantees that the Policy will not enter the Grace Period should the Net Accumulated Value, or Net Surrender Value, as applicable, be insufficient to cover the monthly deduction on the Monthly Deduction Day if you maintain a certain minimum premium level. There is no charge for this rider.

•

Universal Guaranteed Insurance Option. This rider allows the coverage on the Insured under the Policy to be increased up to seven times without new evidence of insurability. If this rider is added, the monthly deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies this rider.

Not all riders are available in all states, and state variations may apply.

We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See “CHARGES AND DEDUCTIONS—Monthly Deduction” in the Prospectus.) You may obtain detailed information concerning available riders, and their suitability for inclusion in your Policy, from the registered representative selling the Policy.

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Accelerated Payments of Death Proceeds

The living benefit (accelerated death benefit) rider (available at no charge) provides for the payment of all or a portion of the accelerated death benefit immediately in the event that the Insured becomes terminally ill.

For this purpose, an Insured is terminally ill when a physician (as defined by the rider) certifies that he or she has a life expectancy of 12 months or less.

In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the rider, we reduce the accelerated death benefit by a portion of the outstanding loan in the same proportion that the requested payment under the rider bears to the total death benefit under the Policy. If the amount you request to be paid under the rider is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the rider.

There are several other restrictions associated with the rider. These are:

(1)	the rider is not valid if the Policy is within five years of being matured,

(2)	the consent of any irrevocable beneficiary or assignee is required to exercise the rider,

(3)	we reserve the right, in our sole discretion, to require the consent of the Insured or of any beneficiary, assignee, spouse or other party of interest before permitting the exercise of the rider,

(4)	we reserve the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill, and

(5)	the rider is not effective where:

(a)	you or the Insured would be otherwise required by law to use the rider to meet the claims of creditors, or

(b)	the Insured would be otherwise required by any government agency to exercise the rider in order to apply for, obtain or keep a government benefit or entitlement.

The rider will terminate at the earlier of the end of the Grace Period for which any premium is unpaid, upon receipt in our Home Office of your written request to cancel the rider or upon termination of the Policy.

The Company believes that for federal income tax purposes, an accelerated death benefit payment received under a living benefit rider should be fully excludable from the gross income of the Beneficiary, as long as the Beneficiary is the Insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

GENERAL PROVISIONS

Change of Provisions

We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy’s qualification as life insurance under federal tax law.

Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary or an Assistant Secretary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

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Ownership

The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured’s lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy. Changing the Policyowner may have tax consequences.

Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

The Beneficiary

The Policyowner designates the primary Beneficiaries and contingent Beneficiaries in the application. If changed, the primary Beneficiary or contingent Beneficiary is as shown in the latest change filed with the Company. One or more primary or contingent Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

Unless a payment option is chosen, we will pay the proceeds payable at the Insured’s death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner’s estate.

Change of Address

We confirm all Policyowner change of address requests by sending a confirmation to both the old and new addresses.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with our affiliate, EquiTrust Marketing Services, LLC (“EquiTrust Marketing”) for the distribution and sale of the Policies. EquiTrust Marketing may sell the Policies through its registered representatives, or through other broker-dealers (“selling firms”) that have entered into a selling agreement with EquiTrust Marketing.

EquiTrust Marketing receives a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Policy assets allocated to the Investment Options: Fidelity Variable Insurance Products Fund, VIP Mid Cap Portfolio; and Franklin Small Cap Value Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.

We pay commissions to EquiTrust Marketing for the sale of the Policies by its registered representatives as well as by selling firms. The maximum commissions payable for Policy sales are 100% of Target Premiums in the first Policy Year; 6% of Target Premiums in each Policy Year after the first Policy Year and 4% of excess premiums in all Policy Years. Managers of EquiTrust Marketing’s registered representatives may also receive commission overrides on the registered representatives’ commissions. We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment.

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Under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: supervisor and registered representative manager compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Policies. EquiTrust may pay additional compensation from its own resources to selling firms based on the level of Policy sales or premium payments.

Because registered representatives of EquiTrust Marketing are also insurance agents of the Company, they and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, such as loans and advances, and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes and awards, subject to applicable regulatory requirements. Sales of the Policies may help registered representatives and their managers qualify for such benefits. Registered representatives and their managers may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. In addition, EquiTrust Marketing registered representatives and their managers who meet certain Company productivity, persistency and length of service standards may be eligible for additional compensation.

We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment. EquiTrust Marketing may pay additional compensation from its own resources to selling firms based on Policy sales or premium payment amounts. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Sales charges deducted from premium payments, as well as proceeds from the Surrender Charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

See “DISTRIBUTION OF THE POLICIES” in the Statement of Additional Information for more information concerning compensation paid for the sale of the Policies.

Under the Public Disclosure Program, the NASD provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASD’s toll-free Public Disclosure Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasd.com. An investor brochure that includes information describing the Public Disclosure Program is available from the NASD.

FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

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Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk). It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

In some circumstances, Policyowners who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policyowner should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modifications be necessary to prevent Policyowners from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Subaccounts be “adequately diversified” in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General.  The Company believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract (“MEC”).

Modified Endowment Contracts.  Under the Internal Revenue code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will generally fail the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

In some circumstances where there is a reduction in the benefits under the Policy at any time (for example, as a result of a partial withdrawal), the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s

49

benefits or other terms at any time, the Policy may have to be re-tested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. In addition, a Policy will also be treated as a MEC if it is received in exchange for another life insurance contract that is a MEC at the time of the exchange. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policyowner should consult a tax adviser to determine whether a transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts.  Policies classified as MECs are subject to the following tax rules:

(1)	All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner’s investment in the Policy only after all gain has been distributed.

(2)	Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

(3)

A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner’s beneficiary or designated beneficiary.

(4)	If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts.  Distributions other than death benefits from a Policy that is not classified as a MEC, including surrenders and partial withdrawals, are generally treated first as a recovery of the Policyowner’s investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan), as the case may be on loans for Policies in force ten years or more, or a minimal spread is unclear. You should consult your tax adviser about any such loan.

Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

Investment in the Policy.  Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans.  In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly. Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

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Multiple Policies.  All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policyowner’s income when a taxable distribution occurs.

Accelerated Death Benefits.  The Company believes that for federal income tax purposes, an accelerated death benefit payment received under an accelerated death benefit rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured under the Policy. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.

Continuation of Policy Beyond Age 100.  The tax consequences of continuing the Policy beyond the Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured’s 100th year.

Exchanges.  The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under “THE POLICY—Exchange Privilege” generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

Other Policyowner Tax Matters.  Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted additional rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned Life Insurance Contracts.  Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility (i) to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Policyowners and Business Beneficiaries of Policies.  If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of

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the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Split-Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, provided there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar insurance arrangement should consult legal counsel.

Alternative Minimum Tax.  There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes.  The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Policyowner’s estate for purposes of federal estate tax if the Insured owned the Policy. If the Policyowner was not the Insured, the fair market value of the Policy would be included in the Policyowner’s estate upon the Policyowner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policyowner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Policyowner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001.  The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

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During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your Beneficiaries under all possible scenarios.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico.  The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rican branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a life insurance policy purchase.

Foreign Tax Credits.  To the extent permitted under the federal tax law, the Company may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Taxation of the Company

At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.

ADDITIONAL INFORMATION

Voting Rights

To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy’s Accumulated Value in a Subaccount by the

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net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have has the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by each Fund.

The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of owners determining the outcome of a vote.

Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

Postponement of Payments

The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive your signed request at our Home Office. We will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Policy Loan, and payment of death proceeds or benefits at maturity whenever:

•

the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

•	the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

•

an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

We also may postpone transfers under these circumstances.

Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

If mandated under applicable law, the Company may be required to block a Policyowner’s account and thereby refuse to pay any request for transfer, partial withdrawal, complete surrender, loan or death proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

Legal Proceedings

The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments

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have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of EquiTrust Marketing Services, LLC to perform its contract with the Variable Account or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS

The Variable Account’s statements of assets and liabilities as of December 31, 2006 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related report of Ernst & Young LLP, an independent registered public accounting firms, are contained in the Statement of Additional Information.

The audited balance sheets of the Company at December 31, 2006 and 2005 and the related statements of income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2006, and the financial statement schedules as well as the related reports of Ernst & Young LLP, an independent registered public accounting firms, are contained in the Statement of Additional Information.

The Company’s financial statements should be considered only as bearing on the Company’s ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (the “SAI”) contains more detailed information about the Policies than is contained in this Prospectus. The SAI is incorporated by reference into this Prospectus and is legally part of this Prospectus. The table of contents for the SAI appears on the last page of this Prospectus. For a free copy of the SAI, please call us toll-free at the number shown on the cover of this Prospectus, or write us at 5400 University Avenue, West Des Moines, Iowa 50266.

You may also call us toll-free or write to us if you wish to receive a free personalized illustration of your Policy’s death benefit, Accumulated Value and Surrender Value, to request additional information and to ask questions about your Policy.

The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

Investment Company Act of 1940, File Number 811-08981

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GLOSSARY

Accumulated Value: The total amount invested under the Policy. It is the sum of the values of the Policy in each subaccount of the Variable Account, the value of the Policy in the Declared Interest Option and any amounts transferred to the Declared Interest Option to secure any outstanding Policy Debt.

Attained Age: The Insured’s age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

Beneficiary: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured’s death.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (3:00 p.m. central time).

Company, we, us, our: EquiTrust Life Insurance Company.

Declared Interest Option: A part of the Company’s General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

Delivery Date: The date when the Company issues the Policy and mails it to the Policyowner.

Due Proof of Death: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

(a) A certified copy of the death certificate;

(b) A certified copy of a court decree reciting a finding of death;

(c) the Beneficiary’s statement of election;

(d) a copy of the Beneficiary’s Form W-9; or

(e) Any other proof satisfactory to the Company.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

General Account: The assets of the Company other than those allocated to the Variable Account or any other separate account.

Grace Period: The 61-day period (31-day period in certain states) beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

Home Office: The Company’s principal office at 5400 University Avenue, West Des Moines, Iowa 50266.

Insured: The person upon whose life the Company issues a Policy.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

Maturity Date: The Insured’s Attained Age 115 (Attained Age 95 in certain states). It is the date when the Policy terminates and the Policy’s Accumulated Value less Policy Debt becomes payable to the Policyowner or the Policyowner’s estate.

Monthly Deduction Day: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day. (See “CHARGES AND DEDUCTIONS—Monthly Deduction.”)

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Net Accumulated Value: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

Net Asset Value: The total current value of each Subaccount’s securities, cash, receivables and other assets less liabilities.

Net Premium: The amount of premium remaining after we deduct the premium expense charge (see “CHARGES AND DEDUCTIONS—Premium Expense Charge”).

Net Surrender Value: The Surrender Value minus any Policy Debt plus any unearned loan interest.

Partial Withdrawal Fee: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

Policy: The flexible premium variable life insurance policy we offer and describe in this Prospectus, which term includes the Policy described in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Policy Anniversary: The same date in each year as the Policy Date.

Policy Date: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See “THE POLICY—Purchasing the Policy.”)

Policy Debt: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

Policy Loan: An amount the Policyowner borrows from the Company using the Policy as the sole security.

Policy Month: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

Policyowner, you, your: The person who owns a Policy. The Policyowner is named in the application.

Policy Year: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

Specified Amount: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

Subaccount: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

Surrender Charge: A charge we assess at the time of any surrender during the first six Policy Years and for six years following an increase in Specified Amount.

Surrender Value: The Accumulated Value minus the Surrender Charge.

Target Premium: A premium amount specified by the Company. We use this amount to calculate the premium expense charge. We also use the Target Premium to calculate registered representatives’ compensation.

Unit Value: The value determined by dividing each Subaccount’s Net Asset Value by the number of units outstanding at the time of calculation.

Valuation Period: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

Variable Account: EquiTrust Life Variable Account II, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

Written Notice: A written request or notice signed by the Policyowner on a form satisfactory to the Company which the Company receives at our Home Office.

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STATEMENT OF ADDITIONAL INFORMATION

SAI-TOC

STATEMENT OF ADDITIONAL INFORMATION

EQUITRUST LIFE INSURANCE COMPANY

5400 University Avenue West Des Moines, Iowa 50266

1-800-932-7976

EQUITRUST LIFE VARIABLE ACCOUNT II

FLEXIBLE PREMIUM VARIABLE

LIFE INSURANCE POLICY

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium variable life insurance policy (the “Policy”) offered by EquiTrust Life Insurance Company (the “Company”). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Policy and the prospectuses for the Investment Options. The Prospectus for the Policy is dated the same date as this Statement of Additional information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our address or calling the toll-free number shown above.

May 1, 2007

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION ABOUT THE COMPANY

EquiTrust Life Insurance Company

EquiTrust Life Insurance Company is a stock life insurance company which was incorporated in the State of Iowa on June 3, 1966. Our principal offices are at 5400 University Avenue, West Des Moines, Iowa 50266. Our principal business is offering life insurance policies and annuity contracts. We are admitted to do business in 49 states and the District of Columbia—Alabama, Alaska, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Massachusetts, Maryland, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming.

One hundred percent of our outstanding voting shares are owned by Farm Bureau Life Insurance Company which is 100% owned by FBL Financial Group, Inc. At December 31, 2006, Iowa Farm Bureau Federation owned shares of various classes representing 64.20% of the outstanding voting power of FBL Financial Group, Inc.

Iowa Farm Bureau Federation is an Iowa not-for-profit corporation located at 5400 University Avenue, West Des Moines, Iowa 50266, the members of which are county Farm Bureau organizations and their individual members. Through various divisions and subsidiaries, Iowa Farm Bureau Federation engages in the formulation, analysis and promotion of programs designed to foster the educational, social and economic advancement of its members.

State Regulation of the Company

The Company, a stock life insurance company organized under the laws of Iowa, is subject to regulation by the Iowa Insurance Department. An annual statement is filed with the Iowa Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Iowa Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

Safekeeping of the Variable Account’s Assets

The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by

St. Paul Travelers Company Inc. in the amount of $5,000,000 covering all the officers and employees of the Company.

Material Irreconcilable Conflicts

The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account’s investment in that Fund. (See the Fund prospectuses for more detail.)

ADDITIONAL POLICY PROVISIONS

The Policy

We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.

Special Transfer Privilege

You may, at any time prior to the Maturity Date while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

Assignment

The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at the Home Office. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at our Home Office. Assigning the Policy may have federal income tax consequences.

Changing the Policyowner or Beneficiary

During the Insured’s lifetime, the Policyowner and the Beneficiary may be changed. To make a change, you must send a written request to us at our Home Office. The request for the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request and will be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement. Changing the Policyowner may have tax consequences.

Incontestability

The Policy is incontestable, except for fraudulent statements made in the application or supplemental applications, after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontest ability provisions under the new policy.

Misstatement of Age or Sex

If the Insured’s age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.

Suicide Exclusion

If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the Policy Date (within one year in certain states), we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount (within one year in certain states), we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

Continuance of Insurance

The insurance under a Policy will continue until the earlier of:

•	the end of the Grace Period if insufficient premiums are received ;

•	the date the Policyowner surrenders the Policy for its entire Net Surrender Value;

•	the death of the Insured; or

•	the Maturity Date.

Any rider to a Policy will terminate on the date specified in the rider.

Annual Report

At least once each year, we will send an annual report to each Policyowner. The report will show

•	the current death benefit,

•	the Accumulated Value in each Subaccount and in the Declared Interest Option,

•	outstanding Policy Debt, and

•	premiums paid, partial withdrawals made and charges assessed since the last report.

The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.

Policy Loans

Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See “POLICY BENEFITS—Loan Benefits— Allocation of Policy Loan” in the Prospectus.)

Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured’s death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Policy Debt.

Voting Rights

The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

Nonparticipation

The Policy does not participate in the Company’s profits or surplus earnings. No dividends are payable.

Ownership of Assets

The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.

Written Notice

You should send any written notice to the Company at our Home Office. The notice should include the Policy number and the Insured’s full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.

Payment Options

We may pay death proceeds and Accumulated Value due at maturity, or upon surrender or partial withdrawal of a Policy, in whole or in part under a payment option as described below. In any case, a supplemental agreement will be issued for the payment option. Under a supplemental agreement, the effective date is the date on which death proceeds and Accumulated Value are applied to a payment option. We also may make payments under any new payment option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.

You may designate an option in your application or notify us in writing at our Home Office. During the life of the Insured, you may select a payment option; in addition, during that time you may change a previously selected option by sending Written Notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured’s death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to us, provided that a prior option chosen by you is not in effect.

If you have not elected a payment option, we will pay the proceeds of the Policy in one sum. We will also pay the proceeds in one sum if,

(1)	the proceeds are less than $2,000;

(2)	periodic payments would be less than $20; or

(3)	the payee is an assignee, estate, trustee, partnership, corporation or association.

Amounts paid under a payment option are paid pursuant to a payment contract and will not vary. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date, but is not obligated to declare that such additional interest be applied to such funds.

If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee’s estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. We reserve the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable. Payments under Options 2, 3, 4 or 5 will begin as of the date of the Insured’s death, on surrender or on the Maturity Date.

Option 1—Interest Income.  Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

Option 2—Income for a Fixed Period.  Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable under the plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option 3—Life Income with Term Certain.  Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 0, 5, 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option 4—Income of a Fixed Amount.  Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3% compounded yearly.

Option 5—Joint and Two-Thirds Survivor Monthly Life Income.  Equal monthly payments will be made for as long as two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.

Alternate Payment Options:

The Company may make available alternative payment options.

A tax adviser should be consulted with respect to the tax consequences associated with a payment option.

Employment-Related Benefit Plans

The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in the Prospectus and this Statement of Additional Information contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

FINANCIAL STATEMENTS

The Company’s financial statements included in this Statement of Additional Information should be considered only as bearing on the Company’s ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Account.

THE DECLARED INTEREST OPTION

General Description

Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account’s assets.

You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment performance of the General Account.

Declared Interest Option Accumulated Value

Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each

Policyowner’s Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy’s Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Policy’s Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 4%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

The Company guarantees that, at any time prior to the Maturity Date, the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.

CALCULATION OF VALUES

Accumulated Value

The Policy provides for the accumulation of Accumulated Value. The Accumulated Value of the Policy is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.

•	Accumulated Value will reflect a number of factors, including

•	premiums paid,

•	partial withdrawals,

•	Policy Loans,

•	charges assessed in connection with the Policy,

•	interest earned on the Accumulated Value in the Declared Interest Option, and

•	investment performance of the Subaccounts to which the Accumulated Value is allocated.

As of the Policy Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

Unit Value

For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing (a) by (b) where:

(a)	is (1) the Net Asset Value of the Subaccount at the end of the preceding Valuation Period, PLUS

(2)	the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

(3)	the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

(4)	any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount, MINUS

(5)	a charge no greater than 0.0024548% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to a maximum effective annual rate of 0.90% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

(b)	is the number of units outstanding at the end of the preceding Valuation Period.

The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. We will not value the assets in the Variable Account on the days on which the New York Stock Exchange is closed for trading.

PERFORMANCE DATA

Average Annual Total Return Calculations

Subaccount Performance.  Each Subaccount may advertise its average annual total return. We calculate each Subaccount’s average annual total return quotation under the following method:

•	A hypothetical $1,000 investment in each Subaccount on the first day of the period at the maximum offering price (“initial investment”) is assumed.

•

We calculate the ending value (“ending value”) of that investment at the end of 1-, 5- and 10-year periods. If average annual total return for a Subaccount is not available for a stated period, we may show average annual total return since Subaccount inception. The ending value reflects the effect of the mortality and expense risk charge and all other Investment Option operating expenses. We do not reflect any cost of insurance charges, premium taxes, surrender charges or any other insurance-related charges in the calculation. If those charges had been included, the average annual total returns shown would have been lower.

•	The ending value is divided by the initial investment.

•

This quotient is taken to the Nth root (N representing the number of years in the period), 1 is subtracted from the result and the result is expressed as a percentage to the nearest one-hundredth of one percent.

Investment Option Performance. Each Subaccount may advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Policy.

DISTRIBUTION OF THE POLICIES

EquiTrust Marketing Services, LLC (“EquiTrust Marketing”) is responsible for distributing the Policies pursuant to a distribution agreement with us. EquiTrust Marketing serves as principal underwriter for the Policies. EquiTrust Marketing, a Delaware corporation organized in 1970 and a wholly-owned subsidiary of FBL Financial Services, Inc., an affiliate of the Company, is located at

5400 University Avenue, West Des Moines, Iowa 50266. EquiTrust Marketing is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), as well as with the securities commissions in the states in which it operates, and is a member of the NASD.

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policyowners or the Variable Account.

EquiTrust Marketing may sell the Policies through its registered representatives, who must be licensed as insurance agents and appointed by the Company. EquiTrust Marketing also may enter into selling agreements with other broker-dealers (“selling firms”) and compensate those selling firms up to the amounts disclosed in the Prospectus for their services.

EquiTrust Marketing received sales compensation with respect to the Policies in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commission Paid to EquiTrust Marketing*	Aggregate Amount of Commission Retained by EquiTrust Marketing After Payments to its Registered Representatives
2004	$248,231	$71
2005	$162,920	$45
2006	$162,253	$17

* Includes sales compensation paid to registered representatives of EquiTrust Marketing.

Under the distribution agreement with EquiTrust Marketing, we pay the following sales expenses: supervisor and registered representative manager compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Policies. EquiTrust Marketing may pay additional compensation from its own resources to broker-dealers based on the level of Policy sales or premium payments.

The following Investment Options have adopted Distribution Plans in connection with their 12b-1 shares and pay EquiTrust Marketing for its costs in distributing those shares: Dreyfus Socially Responsible Growth Fund; Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio; and Franklin Global Real Estate Securities Fund, Franklin Small Cap Value Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. Each Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares. The 12b-1 fees are in consideration of distribution services and expenses incurred in the performance of EquiTrust Marketing’s obligations under an agreement with these Investment Options. Under each Distribution Plan, 0.25% is paid to EquiTrust Marketing for its distribution-related services and expenses under the agreement. Each Investment Option’s investment adviser may, from time to time use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules, to make payments for distribution services to EquiTrust Marketing, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance policy described in the Prospectus and this Statement of Additional Information. All matters of Iowa law pertaining to the Policy, including the validity of the Policy and the Company’s right to issue the Policy under Iowa Insurance Law, have been passed upon by Stephen M. Morain, Senior Vice President and General Counsel of the Company.

EXPERTS

Actuarial matters included in this Prospectus have been examined by Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President, as stated in the opinion filed as an exhibit to the registration statement.

The Variable Account’s statements of assets and liabilities as of December 31, 2006 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the balance sheets of the Company at December 31, 2006 and 2005 and the related statements of income, changes in stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2006 and the financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants

EquiTrust Life Insurance Company

We have audited the accompanying statements of assets and liabilities of EquiTrust Life Variable Account II (the Account), comprising the Ultra, Vista, Appreciation, Developing Leaders, Disciplined Stock, Dreyfus Growth & Income, International Equity, Socially Responsible Growth, Blue Chip, High Grade Bond, Managed, Money Market, Strategic Yield, Value Growth, Contrafund, Growth, Fidelity Growth & Income, High Income, Index 500, Mid-Cap, Overseas, Franklin Real Estate, Franklin Small Cap Value Securities, Franklin Small-Mid Cap Growth Securities, Franklin U.S. Government, Mutual Shares Securities, Templeton Growth Securities, Mid-Cap Value, Small Company, NASDAQ 100 Index, Russell 2000 Small Cap Index, S&P MidCap 400 Index, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced, and International Stock Subaccounts, as of December 31, 2006, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the EquiTrust Life Variable Account II at December 31, 2006, and the results of their operations and changes in their net assets for the periods described above in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 12, 2007

EquiTrust Life Variable Account II

Statements of Assets and Liabilities

December 31, 2006

	American Century Variable Portfolios, Inc.*		Dreyfus Variable Investment Fund*					Dreyfus Socially Responsible Growth Fund, Inc.*
	Ultra Subaccount	Vista Subaccount	Appreciation Subaccount	Developing Leaders Subaccount	Disciplined Stock Subaccount	Dreyfus Growth & Income Subaccount	International Equity Subaccount	Socially Responsible Growth Subaccount
Assets
Investments in shares of mutual funds, at market	$54,235	$66,267	$1,434,097	$1,365,578	$1,500,128	$553,965	$549,919	$3,782
Receivable from EquiTrust Life Insurance Company	124	112	999	1,262	207	200	244	24
Receivable for investments sold	—	—	—	—	—	—	—	—

Total Assets	54,359	66,379	1,435,096	1,366,840	1,500,335	554,165	550,163	3,806

Liabilities
Payable to EquiTrust Life Insurance Company	—	—	—	—	—	—	—	—
Payable for investments purchased	124	112	999	1,262	207	200	244	24

Total Liabilities	124	112	999	1,262	207	200	244	24

Net assets	$54,235	$66,267	$1,434,097	$1,365,578	$1,500,128	$553,965	$549,919	$3,782

Net Assets
Accumulation units	$54,235	$66,267	$1,434,097	$1,365,578	$1,500,128	$553,965	$549,919	$3,782

Total net assets	$54,235	$66,267	$1,434,097	$1,365,578	$1,500,128	$553,965	$549,919	$3,782

Investments in shares of mutual funds, at cost	$51,612	$58,635	$1,141,501	$1,173,456	$1,159,918	$441,635	$331,297	$3,320
Shares of mutual funds owned	5,401.92	4,210.10	33,703.81	32,490.56	58,736.42	22,346.31	27,386.38	134.02
Accumulation units outstanding	5,194.42	4,338.66	116,738.17	87,075.52	136,196.06	47,394.11	29,595.02	347.08
Accumulation unit value	$10.44	$15.27	$12.28	$15.68	$11.01	$11.69	$18.58	$10.90

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Variable Account II

Statements of Assets and Liabilities (continued)

	EquiTrust Variable Insurance Series Fund*							Fidelity Variable Insurance Products Funds*
	Blue Chip Subaccount	High Grade Bond Subaccount	Managed Subaccount	Money Market Subaccount	Strategic Yield Subaccount	Value Growth Subaccount	Contrafund Subaccount	Growth Subaccount
Assets
Investments in shares of mutual funds, at market	$1,445,143	$351,230	$127,037	$43,750	$243,045	$400,575	$415,404	$116,858
Receivable from EquiTrust Life Insurance Company	463	535	291	34	247	104	438	827
Receivable for investments sold	—	—	—	—	—	—	—	—

Total Assets	1,445,606	351,765	127,328	43,784	243,292	400,679	415,842	117,685

Liabilities
Payable to EquiTrust Life Insurance Company	—	—	—	—	—	—	—	—
Payable for investments purchased	463	535	291	34	247	104	438	827

Total Liabilities	463	535	291	34	247	104	438	827

Net assets	$1,445,143	$351,230	$127,037	$43,750	$243,045	$400,575	$415,404	$116,858

Net Assets
Accumulation units	$1,445,143	$351,230	$127,037	$43,750	$243,045	$400,575	$415,404	$116,858

Total net assets	$1,445,143	$351,230	$127,037	$43,750	$243,045	$400,575	$415,404	$116,858

Investments in shares of mutual funds, at cost	$1,156,746	$356,770	$117,069	$43,750	$239,477	$294,615	$387,908	$101,235
Shares of mutual funds owned	35,585.88	34,706.56	7,784.11	43,750.01	26,446.69	26,545.72	13,200.00	3,257.81
Accumulation units outstanding	124,387.59	24,411.37	8,592.91	3,766.63	16,473.18	22,630.94	24,139.04	11,068.41
Accumulation unit value	$11.62	$14.39	$14.78	$11.62	$14.75	$17.70	$17.21	$10.56

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Variable Account II

Statements of Assets and Liabilities (continued)

	Fidelity Variable Insurance Products Funds*					Franklin Templeton Variable Insurance Products Trust*
	Fidelity Growth & Income Subaccount	High Income Subaccount	Index 500 Subaccount	Mid-Cap Subaccount	Overseas Subaccount	Franklin Real Estate Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin Small-Mid Cap Growth Securities Subaccount
Assets
Investments in shares of mutual funds, at market	$72,269	$14,209	$253,648	$401,732	$64,886	$62,372	$148,751	$62,463
Receivable from EquiTrust Life Insurance Company	308	234	358	737	34	52	10	540
Receivable for investments sold	—	—	—	—	—	—	—	—

Total Assets	72,577	14,443	254,006	402,469	64,920	62,424	148,761	63,003

Liabilities
Payable to EquiTrust Life Insurance Company	—	—	—	—	—	—	—	—
Payable for investments purchased	308	234	358	737	34	52	10	540

Total Liabilities	308	234	358	737	34	52	10	540

Net assets	$72,269	$14,209	$253,648	$401,732	$64,886	$62,372	$148,751	$62,463

Net Assets
Accumulation units	$72,269	$14,209	$253,648	$401,732	$64,886	$62,372	$148,751	$62,463

Total net assets	$72,269	$14,209	$253,648	$401,732	$64,886	$62,372	$148,751	$62,463

Investments in shares of mutual funds, at cost	$61,126	$14,630	$200,351	$333,998	$49,995	$57,897	$130,608	$54,455
Shares of mutual funds owned	4,483.19	2,273.36	1,571.94	11,729.40	2,706.95	1,798.49	7,916.48	2,822.56
Accumulation units outstanding	5,724.18	921.23	19,410.84	19,591.56	3,821.05	3,723.91	7,447.22	4,846.81
Accumulation unit value	$12.63	$15.42	$13.07	$20.51	$16.98	$16.75	$19.97	$12.89

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Variable Account II

Statements of Assets and Liabilities (continued)

	Franklin Templeton Variable Insurance Products Trust*			J.P. Morgan Series Trust II*		Summit Mutual Funds, Inc. - Pinnacle Series*
	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Company Subaccount	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount	S&P MidCap 400 Index Subaccount
Assets
Investments in shares of mutual funds, at market	$55,970	$73,177	$129,853	$111,325	$56,733	$140,800	$162,303	$160,249
Receivable from EquiTrust Life Insurance Company	95	20	268	57	18	—	182	178
Receivable for investments sold	—	—	—	—	—	17	—	—

Total Assets	56,065	73,197	130,121	111,382	56,751	140,817	162,485	160,427

Liabilities
Payable to EquiTrust Life Insurance Company	—	—	—	—	—	17	—	—
Payable for investments purchased	95	20	268	57	18	—	182	178

Total Liabilities	95	20	268	57	18	17	182	178

Net assets	$55,970	$73,177	$129,853	$111,325	$56,733	$140,800	$162,303	$160,249

Net Assets
Accumulation units	$55,970	$73,177	$129,853	$111,325	$56,733	$140,800	$162,303	$160,249

Total net assets	$55,970	$73,177	$129,853	$111,325	$56,733	$140,800	$162,303	$160,249

Investments in shares of mutual funds, at cost	$56,706	$55,772	$106,691	$85,874	$51,430	$127,981	$128,976	$130,598
Shares of mutual funds owned	4,470.45	3,574.85	8,151.47	3,527.42	3,183.68	5,753.97	2,187.67	2,314.74
Accumulation units outstanding	4,804.00	4,496.17	8,249.97	5,396.39	3,677.98	10,687.53	9,638.09	9,465.71
Accumulation unit value	$11.65	$16.28	$15.74	$20.63	$15.43	$13.17	$16.84	$16.93

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Variable Account II

Statements of Assets and Liabilities (continued)

	T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*
	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Assets
Investments in shares of mutual funds, at market	$485,674	$1,428,859	$640,188	$744,249	$283,946
Receivable from EquiTrust Life Insurance Company	385	376	—	914	349
Receivable for investments sold	—	—	43	—	—

Total Assets	486,059	1,429,235	640,231	745,163	284,295

Liabilities
Payable to EquiTrust Life Insurance Company	—	—	43	—	—
Payable for investments purchased	385	376	—	914	349

Total Liabilities	385	376	43	914	349

Net assets	$485,674	$1,428,859	$640,188	$744,249	$283,946

Net Assets
Accumulation units	$485,674	$1,428,859	$640,188	$744,249	$283,946

Total net assets	$485,674	$1,428,859	$640,188	$744,249	$283,946

Investments in shares of mutual funds, at cost	$388,354	$1,161,623	$505,839	$600,313	$188,525
Shares of mutual funds owned	19,552.09	59,834.98	29,748.49	38,030.09	15,801.11
Accumulation units outstanding	27,652.20	72,846.88	65,722.68	45,058.92	20,696.51
Accumulation unit value	$17.56	$19.61	$9.74	$16.52	$13.72

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Variable Account II

Statements of Operations

Year Ended December 31, 2006

	American Century Variable Portfolios, Inc.*		Dreyfus Variable Investment Fund*					Dreyfus Socially Responsible Growth Fund, Inc.*
	Ultra Subaccount	Vista Subaccount	Appreciation Subaccount	Developing Leaders Subaccount	Disciplined Stock Subaccount	Dreyfus Growth & Income Subaccount	International Equity Subaccount	Socially Responsible Growth Subaccount
Income:
Dividends	$—	$—	$21,120	$5,277	$11,897	$3,994	$3,990	$—
Expenses:
Mortality and expense risk	(440)	(588)	(11,961)	(11,881)	(12,454)	(4,515)	(4,550)	(29)

Net investment income (loss)	(440)	(588)	9,159	(6,604)	(557)	(521)	(560)	(29)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	2,129	6,854	12,484	14,641	15,658	986	34,102	32
Realized gain distributions	—	206	—	109,127	—	—	—	—

Total realized gain (loss) on investments	2,129	7,060	12,484	123,768	15,658	986	34,102	32

Change in unrealized appreciation/depreciation of investments	(3,521)	(2,108)	172,033	(77,872)	181,100	65,243	69,684	273

Net increase (decrease) in net assets from operations	$(1,832)	$4,364	$193,676	$39,292	$196,201	$65,708	$103,226	$276

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Variable Account II

Statements of Operations (continued)

	EquiTrust Variable Insurance Series Fund*						Fidelity Variable Insurance Products Funds*
	Blue Chip Subaccount	High Grade Bond Subaccount	Managed Subaccount	Money Market Subaccount	Strategic Yield Subaccount	Value Growth Subaccount	Contrafund Subaccount	Growth Subaccount
Income:
Dividends	$26,376	$17,415	$2,484	$1,551	$13,789	$5,141	$4,273	$420
Expenses:
Mortality and expense risk	(12,238)	(3,072)	(1,040)	(317)	(2,042)	(3,424)	(2,975)	(975)

Net investment income (loss)	14,138	14,343	1,444	1,234	11,747	1,717	1,298	(555)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	13,147	(351)	2,059	—	536	16,178	11,297	7,348
Realized gain distributions	—	—	5,834	—	—	—	31,453	—

Total realized gain (loss) on investments	13,147	(351)	7,893	—	536	16,178	42,750	7,348

Change in unrealized appreciation/depreciation of investments	181,689	(914)	2,999	—	904	22,926	(10,565)	(550)

Net increase (decrease) in net assets from operations	$208,974	$13,078	$12,336	$1,234	$13,187	$40,821	$33,483	$6,243

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Variable Account II

Statements of Operations (continued)

	Fidelity Variable Insurance Products Funds*					Franklin Templeton Variable Insurance Products Trust*
	Fidelity Growth & Income Subaccount	High Income Subaccount	Index 500 Subaccount	Mid-Cap Subaccount	Overseas Subaccount	Franklin Real Estate Subaccount	Franklin Small Cap Value Securities Subaccount	Franklin Small-Mid Cap Growth Securities Subaccount
Income:
Dividends	$527	$1,034	$3,607	$582	$353	$1,037	$712	$—
Expenses:
Mortality and expense risk	(555)	(99)	(1,991)	(3,307)	(450)	(417)	(1,015)	(523)

Net investment income (loss)	(28)	935	1,616	(2,725)	(97)	620	(303)	(523)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	1,811	(3)	6,970	23,692	3,473	765	4,710	3,412
Realized gain distributions	1,474	—	—	38,789	246	4,026	3,983	—

Total realized gain (loss) on investments	3,285	(3)	6,970	62,481	3,719	4,791	8,693	3,412

Change in unrealized appreciation/depreciation of investments	4,308	147	22,864	(24,085)	4,605	2,925	7,137	1,814

Net increase (decrease) in net assets from operations	$7,565	$1,079	$31,450	$35,671	$8,227	$8,336	$15,527	$4,703

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Variable Account II

Statements of Operations (continued)

	Franklin Templeton Variable Insurance Products Trust*			J.P. Morgan Series Trust II*		Summit Mutual Funds, Inc. – Pinnacle Series*
	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Company Subaccount	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount	S&P MidCap 400 Index Subaccount
Income:
Dividends	$2,319	$650	$1,437	$555	$—	$243	$861	$1,150
Expenses:
Mortality and expense risk	(483)	(474)	(981)	(874)	(479)	(1,611)	(1,276)	(1,249)

Net investment income (loss)	1,836	176	456	(319)	(479)	(1,368)	(415)	(99)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(987)	1,667	8,560	5,327	4,086	12,151	9,021	4,926
Realized gain distributions	—	1,655	4,004	2,241	1,547	—	4,247	5,020

Total realized gain (loss) on investments	(987)	3,322	12,564	7,568	5,633	12,151	13,268	9,946

Change in unrealized appreciation/depreciation of investments	796	5,346	8,322	7,397	1,829	(3,996)	8,445	2,158

Net increase (decrease) in net assets from operations	$1,645	$8,844	$21,342	$14,646	$6,983	$6,787	$21,298	$12,005

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Variable Account II

Statements of Operations (continued)

	T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*
	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Income:
Dividends	$6,948	$—	$294	$14,845	$3,095
Expenses:
Mortality and expense risk	(3,912)	(12,582)	(5,394)	(6,311)	(2,222)

Net investment income (loss)	3,036	(12,582)	(5,100)	8,534	873
Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	10,101	66,520	7,676	17,281	6,516
Realized gain distributions	12,672	177,912	8,219	21,915	929

Total realized gain (loss) on investments	22,773	244,432	15,895	39,196	7,445
Change in unrealized appreciation/depreciation of investments	47,624	(150,965)	27,840	25,459	34,472

Net increase (decrease) in net assets from operations	$73,433	$80,885	$38,635	$73,189	$42,790

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Variable Account II

Statements of Changes in Net Assets

	American Century Variable Portfolios, Inc.*				Dreyfus Variable Investment Fund*
	Ultra Subaccount		Vista Subaccount		Appreciation Subaccount		Developing Leaders Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(440)	$(365)	$(588)	$(423)	$9,159	$(11,270)	$(6,604)	$(11,323)
Net realized gain (loss) on investments	2,129	850	7,060	2,150	12,484	(5,208)	123,768	11,572
Change in unrealized appreciation/depreciation of investments	(3,521)	573	(2,108)	1,925	172,033	60,320	(77,872)	61,866

Net increase (decrease) in net assets from operations	(1,832)	1,058	4,364	3,652	193,676	43,842	39,292	62,115

Contract transactions:
Transfers of net premiums	11,239	12,877	13,365	16,171	204,882	231,210	197,241	218,442
Transfers of surrenders and death benefits	(2,745)	(8)	(16,640)	(224)	(88,498)	(42,302)	(54,701)	(98,857)
Transfers for policy loans	(539)	—	(3,013)	(1,394)	(14,258)	(13,334)	(21,083)	(22,210)
Transfers of cost of insurance and other charges	(3,907)	(4,089)	(4,652)	(4,335)	(82,365)	(89,621)	(71,588)	(77,222)
Transfers between subaccounts, including Declared Interest Option account	1,773	4,827	16,007	2,153	(116,507)	(35,446)	(58,279)	(22,952)

Net increase (decrease) in net assets from contract transactions	5,821	13,607	5,067	12,371	(96,746)	50,507	(8,410)	(2,799)

Total increase (decrease) in net assets	3,989	14,665	9,431	16,023	96,930	94,349	30,882	59,316
Net assets at beginning of period	50,246	35,581	56,836	40,813	1,337,167	1,242,818	1,334,696	1,275,380

Net assets at end of period	$54,235	$50,246	$66,267	$56,836	$1,434,097	$1,337,167	$1,365,578	$1,334,696

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Variable Account II

Statements of Changes in Net Assets (continued)

	Dreyfus Variable Investment Fund*						Dreyfus Socially Responsible Growth Fund, Inc.*
	Disciplined Stock Subaccount		Dreyfus Growth & Income Subaccount		International Equity Subaccount		Socially Responsible Growth Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(557)	$(11,734)	$(521)	$2,147	$(560)	$(2,070)	$(29)	$(29)
Net realized gain (loss) on investments	15,658	(13,370)	986	(3,873)	34,102	6,605	32	186
Change in unrealized appreciation/depreciation of investments	181,100	94,410	65,243	13,838	69,684	51,097	273	(81)

Net increase (decrease) in net assets from operations	196,201	69,306	65,708	12,112	103,226	55,632	276	76

Contract transactions:
Transfers of net premiums	181,711	204,993	77,158	82,293	59,261	63,765	909	1,263
Transfers of surrenders and death benefits	(76,135)	(41,829)	(23,535)	(16,099)	(22,050)	(16,858)	—	—
Transfers for policy loans	(18,118)	(23,531)	(5,067)	(9,652)	(14,786)	(9,065)	(90)	(1,261)
Transfers of cost of insurance and other charges	(89,953)	(91,738)	(32,433)	(33,558)	(28,260)	(26,710)	(269)	(326)
Transfers between subaccounts, including Declared Interest Option account	(58,379)	(51,169)	(10,937)	(19,424)	(25,446)	11,909	—	(188)

Net increase (decrease) in net assets from contract transactions	(60,874)	(3,274)	5,186	3,560	(31,281)	23,041	550	(512)

Total increase (decrease) in net assets	135,327	66,032	70,894	15,672	71,945	78,673	826	(436)
Net assets at beginning of period	1,364,801	1,298,769	483,071	467,399	477,974	399,301	2,956	3,392

Net assets at end of period	$1,500,128	$1,364,801	$553,965	$483,071	$549,919	$477,974	$3,782	$2,956

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Variable Account II

Statements of Changes in Net Assets (continued)

	EquiTrust Variable Insurance Series Fund*
	Blue Chip Subaccount		High Grade Bond Subaccount		Managed Subaccount		Money Market Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$14,138	$13,920	$14,343	$12,795	$1,444	$919	$1,234	$451
Net realized gain (loss) on investments	13,147	(12,724)	(351)	1,963	7,893	8,497	—	—
Change in unrealized appreciation/depreciation of investments	181,689	15,991	(914)	(8,806)	2,999	(6,359)	—	—

Net increase (decrease) in net assets from operations	208,974	17,187	13,078	5,952	12,336	3,057	1,234	451

Contract transactions:
Transfers of net premiums	191,403	215,721	46,166	54,041	27,276	27,449	7,445	6,575
Transfers of surrenders and death benefits	(93,727)	(90,786)	(25,100)	(51,391)	(5,739)	(27,067)	(189)	(1,863)
Transfers for policy loans	(26,836)	(28,482)	(2,537)	(2,744)	(3,185)	(906)	(24)	—
Transfers of cost of insurance and other charges	(90,552)	(95,179)	(20,211)	(22,696)	(7,502)	(8,116)	(3,159)	(2,740)
Transfers between subaccounts, including Declared Interest Option account	(67,316)	(30,510)	(6,612)	(2,877)	(412)	5,180	9,932	(2,631)

Net increase (decrease) in net assets from contract transactions	(87,028)	(29,236)	(8,294)	(25,667)	10,438	(3,460)	14,005	(659)

Total increase (decrease) in net assets	121,946	(12,049)	4,784	(19,715)	22,774	(403)	15,239	(208)
Net assets at beginning of period	1,323,197	1,335,246	346,446	366,161	104,263	104,666	28,511	28,719

Net assets at end of period	$1,445,143	$1,323,197	$351,230	$346,446	$127,037	$104,263	$43,750	$28,511

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Variable Account II

Statements of Changes in Net Assets (continued)

	EquiTrust Variable Insurance Series Fund*				Fidelity Variable Insurance Products Funds*
	Strategic Yield Subaccount		Value Growth Subaccount		Contrafund Subaccount		Growth Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$11,747	$10,340	$1,717	$1,212	$1,298	$(906)	$(555)	$(408)
Net realized gain (loss) on investments	536	320	16,178	17,457	42,750	5,621	7,348	3,253
Change in unrealized appreciation/depreciation of investments	904	(5,692)	22,926	(611)	(10,565)	17,485	(550)	2,113

Net increase (decrease) in net assets from operations	13,187	4,968	40,821	18,058	33,483	22,200	6,243	4,958

Contract transactions:
Transfers of net premiums	42,510	47,371	58,748	62,584	59,498	36,452	27,010	30,058
Transfers of surrenders and death benefits	(15,786)	(9,995)	(35,989)	(60,260)	(12,625)	(7,892)	(12,993)	(3,604)
Transfers for policy loans	(2,640)	(6,524)	(8,265)	(8,806)	(3,551)	(7,247)	(1,505)	(3,949)
Transfers of cost of insurance and other charges	(13,198)	(14,696)	(22,741)	(25,302)	(20,018)	(9,673)	(8,278)	(8,007)
Transfers between subaccounts, including Declared Interest Option account	2,978	(11,955)	(1,590)	(5,169)	158,715	58,814	(707)	(4,800)

Net increase (decrease) in net assets from contract transactions	13,864	4,201	(9,837)	(36,953)	182,019	70,454	3,527	9,698

Total increase (decrease) in net assets	27,051	9,169	30,984	(18,895)	215,502	92,654	9,770	14,656
Net assets at beginning of period	215,994	206,825	369,591	388,486	199,902	107,248	107,088	92,432

Net assets at end of period	$243,045	$215,994	$400,575	$369,591	$415,404	$199,902	$116,858	$107,088

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Variable Account II

Statements of Changes in Net Assets (continued)

	Fidelity Variable Insurance Products Funds*
	Fidelity Growth & Income Subaccount		High Income Subaccount		Index 500 Subaccount		Mid-Cap Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(28)	$351	$935	$999	$1,616	$1,343	$(2,725)	$(2,201)
Net realized gain (loss) on investments	3,285	3,387	(3)	4	6,970	4,381	62,481	16,002
Change in unrealized appreciation/depreciation of investments	4,308	(100)	147	(876)	22,864	1,759	(24,085)	26,916

Net increase (decrease) in net assets from operations	7,565	3,638	1,079	127	31,450	7,483	35,671	40,717

Contract transactions:
Transfers of net premiums	14,461	19,455	3,005	3,841	41,028	46,397	57,385	49,506
Transfers of surrenders and death benefits	(1,942)	(3,023)	—	—	(5,107)	(7,403)	(19,465)	(9,862)
Transfers for policy loans	(191)	(3,184)	(62)	—	(5,997)	(4,262)	(9,571)	(10,098)
Transfers of cost of insurance and other charges	(4,262)	(4,433)	(694)	(459)	(13,572)	(13,583)	(22,093)	(17,938)
Transfers between subaccounts, including Declared Interest Option account	(233)	(8,441)	1,797	262	3,953	11,054	70,905	23,101

Net increase (decrease) in net assets from contract transactions	7,833	374	4,046	3,644	20,305	32,203	77,161	34,709

Total increase (decrease) in net assets	15,398	4,012	5,125	3,771	51,755	39,686	112,832	75,426
Net assets at beginning of period	56,871	52,859	9,084	5,313	201,893	162,207	288,900	213,474

Net assets at end of period	$72,269	$56,871	$14,209	$9,084	$253,648	$201,893	$401,732	$288,900

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Variable Account II

Statements of Changes in Net Assets (continued)

	Fidelity Variable Insurance Products Funds*		Franklin Templeton Variable Insurance Products Trust*
	Overseas Subaccount		Franklin Real Estate Subaccount		Franklin Small Cap Value Securities Subaccount		Franklin Small-Mid Cap Growth Securities Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(97)	$(97)	$620	$67	$(303)	$(76)	$(523)	$(413)
Net realized gain (loss) on investments	3,719	2,467	4,791	971	8,693	4,610	3,412	3,243
Change in unrealized appreciation/depreciation of investments	4,605	3,672	2,925	949	7,137	171	1,814	(753)

Net increase (decrease) in net assets from operations	8,227	6,042	8,336	1,987	15,527	4,705	4,703	2,077

Contract transactions:
Transfers of net premiums	10,099	8,782	9,818	2,648	18,297	12,367	16,141	18,264
Transfers of surrenders and death benefits	(4,391)	(2,910)	—	(599)	(4,020)	(4,829)	(3,384)	(1,619)
Transfers for policy loans	(840)	(1,644)	(979)	—	(744)	(613)	(1,459)	(1,296)
Transfers of cost of insurance and other charges	(3,481)	(2,440)	(2,063)	(796)	(6,475)	(4,301)	(5,691)	(5,493)
Transfers between subaccounts, including Declared Interest Option account	16,214	3,455	29,544	11,053	48,671	27,589	(1,694)	(3,697)

Net increase (decrease) in net assets from contract transactions	17,601	5,243	36,320	12,306	55,729	30,213	3,913	6,159

Total increase (decrease) in net assets	25,828	11,285	44,656	14,293	71,256	34,918	8,616	8,236
Net assets at beginning of period	39,058	27,773	17,716	3,423	77,495	42,577	53,847	45,611

Net assets at end of period	$64,886	$39,058	$62,372	$17,716	$148,751	$77,495	$62,463	$53,847

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Variable Account II

Statements of Changes in Net Assets (continued)

	Franklin Templeton Variable Insurance Products Trust*						J.P. Morgan Series Trust II*
	Franklin U.S. Government Subaccount		Mutual Shares Securities Subaccount		Templeton Growth Securities Subaccount		Mid-Cap Value Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,836	$1,705	$176	$4	$456	$149	$(319)	$(613)
Net realized gain (loss) on investments	(987)	(583)	3,322	2,163	12,564	2,985	7,568	7,125
Change in unrealized appreciation/depreciation of investments	796	(386)	5,346	2,000	8,322	2,797	7,397	78

Net increase (decrease) in net assets from operations	1,645	736	8,844	4,167	21,342	5,931	14,646	6,590

Contract transactions:
Transfers of net premiums	12,918	14,630	6,284	4,442	24,741	23,810	16,399	19,606
Transfers of surrenders and death benefits	(6,210)	(4,015)	(276)	(4,177)	(2,729)	(1,298)	(4,533)	(6,583)
Transfers for policy loans	(2,805)	(163)	(355)	(301)	(1,820)	(4,883)	(301)	(775)
Transfers of cost of insurance and other charges	(3,687)	(4,067)	(3,321)	(2,479)	(6,021)	(5,317)	(6,756)	(7,194)
Transfers between subaccounts, including Declared Interest Option account	838	(1,126)	16,269	(467)	10,181	4,972	365	4,148

Net increase (decrease) in net assets from contract transactions	1,054	5,259	18,601	(2,982)	24,352	17,284	5,174	9,202

Total increase (decrease) in net assets	2,699	5,995	27,445	1,185	45,694	23,215	19,820	15,792
Net assets at beginning of period	53,271	47,276	45,732	44,547	84,159	60,944	91,505	75,713

Net assets at end of period	$55,970	$53,271	$73,177	$45,732	$129,853	$84,159	$111,325	$91,505

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Variable Account II

Statements of Changes in Net Assets (continued)

	J.P. Morgan Series Trust II*		Summit Mutual Funds, Inc. - Pinnacle Series*
	Small Company Subaccount		NASDAQ 100 Index Subaccount		Russell 2000 Small Cap Index Subaccount		S&P MidCap 400 Index Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(479)	$(352)	$(1,368)	$(639)	$(415)	$(492)	$(99)	$(427)
Net realized gain (loss) on investments	5,633	6,148	12,151	14,943	13,268	7,367	9,946	5,768
Change in unrealized appreciation/depreciation of investments	1,829	(3,972)	(3,996)	(13,928)	8,445	(2,652)	2,158	6,205

Net increase (decrease) in net assets from operations	6,983	1,824	6,787	376	21,298	4,223	12,005	11,546

Contract transactions:
Transfers of net premiums	12,592	12,040	50,189	67,384	26,522	29,643	27,623	29,814
Transfers of surrenders and death benefits	(12,249)	(304)	(73,685)	(1,167)	(10,220)	(3,039)	(2,106)	(3,242)
Transfers for policy loans	(3,856)	(2,280)	(15,357)	(46,311)	(5,099)	(5,290)	(89)	(1,400)
Transfers of cost of insurance and other charges	(3,491)	(3,052)	(9,644)	(10,037)	(8,752)	(7,839)	(9,537)	(8,711)
Transfers between subaccounts, including Declared Interest Option account	7,334	8,904	2,995	(703)	12,896	6,112	7,439	4,736

Net increase (decrease) in net assets from contract transactions	330	15,308	(45,502)	9,166	15,347	19,587	23,330	21,197

Total increase (decrease) in net assets	7,313	17,132	(38,715)	9,542	36,645	23,810	35,335	32,743
Net assets at beginning of period	49,420	32,288	179,515	169,973	125,658	101,848	124,914	92,171

Net assets at end of period	$56,733	$49,420	$140,800	$179,515	$162,303	$125,658	$160,249	$124,914

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Variable Account II

Statements of Changes in Net Assets (continued)

	T. Rowe Price Equity Series, Inc.*
	Equity Income Subaccount		Mid-Cap Growth Subaccount		New America Growth Subaccount		Personal Strategy Balanced Subaccount
	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2006	2005	2006	2005	2006	2005	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$3,036	$2,790	$(12,582)	$(11,538)	$(5,100)	$(5,068)	$8,534	$5,655
Net realized gain (loss) on investments	22,773	23,533	244,432	105,574	15,895	3,620	39,196	11,830
Change in unrealized appreciation/depreciation of investments	47,624	(14,156)	(150,965)	78,282	27,840	21,375	25,459	17,059

Net increase (decrease) in net assets from operations	73,433	12,167	80,885	172,318	38,635	19,927	73,189	34,544

Contract transactions:
Transfers of net premiums	48,118	54,024	164,078	181,663	77,537	79,958	105,815	108,889
Transfers of surrenders and death benefits	(27,242)	(16,672)	(65,087)	(46,217)	(27,330)	(25,466)	(56,045)	(24,864)
Transfers for policy loans	(9,878)	(8,524)	(18,843)	(33,150)	(8,691)	(9,964)	(4,119)	(11,010)
Transfers of cost of insurance and other charges	(24,014)	(24,003)	(76,212)	(79,485)	(35,388)	(36,101)	(46,788)	(46,493)
Transfers between subaccounts, including Declared Interest Option account	3,108	4,670	(92,021)	(23,239)	(4,423)	(11,385)	5,153	7,014

Net increase (decrease) in net assets from contract transactions	(9,908)	9,495	(88,085)	(428)	1,705	(2,958)	4,016	33,536

Total increase (decrease) in net assets	63,525	21,662	(7,200)	171,890	40,340	16,969	77,205	68,080
Net assets at beginning of period	422,149	400,487	1,436,059	1,264,169	599,848	582,879	667,044	598,964

Net assets at end of period	$485,674	$422,149	$1,428,859	$1,436,059	$640,188	$599,848	$744,249	$667,044

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Variable Account II

Statements of Changes in Net Assets (continued)

	T. Rowe Price International Series, Inc.*
	International Stock Subaccount
	Year Ended December 31
	2006	2005
Increase (decrease) in net assets from operations:
Net investment income (loss)	$873	$1,555
Net realized gain (loss) on investments	7,445	3,590
Change in unrealized appreciation/depreciation of investments	34,472	24,148

Net increase (decrease) in net assets from operations	42,790	29,293

Contract transactions:
Transfers of net premiums	33,926	36,321
Transfers of surrenders and death benefits	(4,211)	(2,913)
Transfers for policy loans	(6,118)	(16,860)
Transfers of cost of insurance and other charges	(14,531)	(13,330)
Transfers between subaccounts, including Declared Interest Option account	3,179	(2,317)

Net increase (decrease) in net assets from contract transactions	12,245	901

Total increase (decrease) in net assets	55,035	30,194
Net assets at beginning of period	228,911	198,717

Net assets at end of period	$283,946	$228,911

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

EquiTrust Life Variable Account II

Notes to Financial Statements

December 31, 2006

1. Organization and Significant Accounting Policies

Organization

EquiTrust Life Variable Account II (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by EquiTrust Life Insurance Company (the Company) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce, of the State of Iowa. The Account is a funding vehicle for flexible premium variable life insurance policies and flexible premium last survivor variable life insurance policies issued by the Company.

At the direction of eligible policy owners, the Account invests in forty investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests Exclusively in Shares of
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value(1)	VP Mid Cap Value Fund
Inflation Protection Bond(1)	VP Inflation Protection Bond Fund
Ultra	VP Ultra® Fund
Value(1)	VP Value Fund
Vista	VP VistaSM Fund

Dreyfus Variable Investment Fund:
Appreciation	VIF Appreciation Portfolio
Developing Leaders	VIF Developing Leaders Portfolio
Disciplined Stock	VIF Disciplined Stock Portfolio
Dreyfus Growth & Income	VIF Growth and Income Portfolio
International Equity	VIF International Equity Portfolio

Socially Responsible Growth	Dreyfus Socially Responsible Growth Fund, Inc.

EquiTrust Variable Insurance Series Fund:
Blue Chip	Blue Chip Portfolio
High Grade Bond	High Grade Bond Portfolio
Managed	Managed Portfolio
Money Market	Money Market Portfolio
Strategic Yield	Strategic Yield Portfolio
Value Growth	Value Growth Portfolio

Fidelity Variable Insurance Products Funds:
Contrafund	VIP Contrafund® Portfolio—Initial Class
Growth	VIP Growth Portfolio—Initial Class
Fidelity Growth & Income	VIP Growth & Income Portfolio—Initial Class
High Income	VIP High Income Portfolio—Service Class 2
Index 500	VIP Index 500 Portfolio—Initial Class
Mid-Cap	VIP Mid Cap Portfolio—Service Class 2
Overseas	VIP Overseas Portfolio—Initial Class

(1)	Subaccounts commenced operations May 1, 2006; however, remained inactive through December 31, 2006.

EquiTrust Life Variable Account II

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Invests Exclusively in Shares of
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	Franklin Real Estate Fund—Class 2
Franklin Small Cap Value Securities	Franklin Small Cap Value Securities Fund—Class 2
Franklin Small-Mid Cap Growth Securities	Franklin Small-Mid Cap Growth Securities Fund -Class 2
Franklin U.S. Government	Franklin U.S. Government Fund—Class 2
Mutual Shares Securities	Mutual Shares Securities Fund—Class 2
Templeton Growth Securities	Templeton Growth Securities Fund— Class 2

J.P. Morgan Series Trust II:
Mid-Cap Value	J.P. Morgan Mid Cap Value Portfolio
Small Company	J.P. Morgan Small Company Portfolio

Summit Mutual Funds, Inc.—Pinnacle Series:
NASDAQ 100 Index	NASDAQ—100 Index Portfolio
Russell 2000 Small Cap Index	Russell 2000 Small Cap Index Portfolio
S&P MidCap 400 Index	S&P MidCap 400 Index Portfolio

T. Rowe Price Equity Series, Inc.:
Equity Income	Equity Income Portfolio
Mid-Cap Growth	Mid-Cap Growth Portfolio
New America Growth	New America Growth Portfolio
Personal Strategy Balanced	Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.:
International Stock	International Stock Portfolio

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the life insurance policies is not chargeable with liabilities arising out of any other business the Company may conduct.

Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates guaranteed for each policy year.

Investments

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

EquiTrust Life Variable Account II

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Amounts Due To/Due From EquiTrust Life Insurance Company

The amounts due to or from EquiTrust Life Insurance Company represent premiums received from contract holders that have not been remitted to the Account, net of amounts due for surrenders and death benefits, as well as other policy and administrative charges.

2. Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

Mortality and Expense Risk Charges: The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of .90% of the average daily net asset value of the Account. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

Premium Expense Charge: Premiums paid by the policyholders are reduced by a 7% premium expense charge for flexible premium variable life insurance policies. (For any flexible premium variable life insurance policy issued prior to May 1, 2005, the premium expense charge is 7% of each premium up to the target premium, as defined, and 2% for each premium over the target premium.) Premiums paid by the policyholders are reduced by a 7% premium expense charge up to the target premium, as defined, and 2% for each premium over the target premium for flexible premium last survivor variable life insurance policies. The charge is used to compensate the Company for expenses incurred in connection with the distribution of the policies and for premium taxes imposed by various states and political subdivisions.

Cost of Insurance and Policy Charges: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A policy expense charge of $7 and $10 for flexible premium variable life insurance policies and flexible premium last survivor variable life insurance policies, respectively, is deducted monthly for the administration of policies and the Account. (For any flexible premium variable life insurance policy purchased prior to May 1, 2005, a $5 expense charge is deducted monthly for administration of policies and the Account.) Flexible premium last survivor variable life insurance policies apply an additional monthly charge of $.03 per $1,000 of Specified Amount for the administration of policies and the Account. During the first year, a monthly charge of $.07 and $.10 for flexible premium variable life insurance policies and flexible premium last survivor variable life insurance policies, respectively, for every $1,000 of Specified Amount or increase in Specified Amount is deducted. (For any flexible premium variable life insurance policy purchased prior to May 1, 2005, a $.05 expense is charged per $1,000 of Specified Amount or increase in

EquiTrust Life Variable Account II

Notes to Financial Statements (continued)

2. Expense Charges and Related Party Transactions (continued)

Specified Amount.) An additional first-year monthly policy expense charge of $7 and $10 for flexible premium variable life insurance policies and flexible premium last survivor variable life insurance policies, respectively, is deducted. (For any flexible premium variable life insurance policy purchased prior to May 1, 2005, the first-year monthly policy expense charge is $5.) First-year charges are for costs associated with underwriting and start-up expenses associated with the policy and the Account. The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account’s prospectus.

Other Charges: A transfer charge of $25 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. In the event of a partial withdrawal, a fee equal to the lesser of $25 or 2% of the accumulated value withdrawn will be imposed. A surrender charge is applicable for all full policy surrenders or lapses in the first six and ten years for flexible premium variable life insurance policies and flexible premium last survivor variable life insurance policies, respectively, of the policy or following an increase in Specified Amount. This surrender charge varies based on age, sex, underwriting class and policy year as described in the Account’s prospectus.

Paid to Affiliates

Management fees are paid indirectly to EquiTrust Investment Management Services, Inc., an affiliate of the Company, in its capacity as manager of the EquiTrust Variable Insurance Series Fund. The management agreement provides for an annual fee based on the portfolio’s average daily net assets of as follows: Blue Chip Portfolio—0.20%, High Grade Bond Portfolio—0.30%, Managed Portfolio—0.45%, Money Market Portfolio—0.25%, Strategic Yield Portfolio—0.45%, and Value Growth Portfolio—0.45%.

3. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the period ended December 31, 2006:

Subaccount	Cost of Purchases	Proceeds from Sales
American Century Variable Portfolios, Inc.:
Ultra	$13,646	$8,265
Vista	27,436	22,751

Dreyfus Variable Investment Fund:
Appreciation	128,692	216,279
Developing Leaders	235,342	141,229
Disciplined Stock	116,345	177,776
Dreyfus Growth & Income	51,069	46,404
International Equity	51,313	83,154

EquiTrust Life Variable Account II

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	$814	$293

EquiTrust Variable Insurance Series Fund:
Blue Chip	127,235	200,125
High Grade Bond	59,640	53,591
Managed	40,582	22,866
Money Market	18,595	3,356
Strategic Yield	50,262	24,651
Value Growth	47,680	55,800

Fidelity Variable Insurance Products Funds:
Contrafund	239,887	25,117
Growth	26,376	23,404
Fidelity Growth & Income	16,659	7,380
High Income	5,665	684
Index 500	43,448	21,527
Mid-Cap	163,258	50,033
Overseas	25,257	7,507

Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	45,603	4,637
Franklin Small Cap Value Securities	69,886	10,477
Franklin Small-Mid Cap Growth Securities	18,615	15,225
Franklin U.S. Government	14,721	11,831
Mutual Shares Securities	25,358	4,926
Templeton Growth Securities	50,988	22,176

J.P. Morgan Series Trust II:
Mid-Cap Value	19,267	12,171
Small Company	19,256	17,858

Summit Mutual Funds, Inc.—Pinnacle Series:
NASDAQ 100 Index	51,926	98,796
Russell 2000 Small Cap Index	38,700	19,521
S&P MidCap 400 Index	39,354	11,103

T. Rowe Price Equity Series, Inc.:
Equity Income	67,265	61,465
Mid-Cap Growth	264,544	187,299
New America Growth	56,824	52,000
Personal Strategy Balanced	111,424	76,959

T. Rowe Price International Series, Inc.:
International Stock	33,797	19,750

EquiTrust Life Variable Account II

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2006 and 2005:

	Period Ended December 31
	2006			2005
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
American Century Variable Portfolios, Inc.:
Ultra	1,326	745	581	1,607	302	1,305
Vista	1,807	1,489	318	1,313	386	927

Dreyfus Variable Investment Fund:
Appreciation	9,593	18,517	(8,924)	12,860	8,021	4,839
Developing Leaders	7,895	8,354	(459)	8,894	9,071	(177)
Disciplined Stock	10,373	16,403	(6,030)	12,831	13,145	(314)
Dreyfus Growth & Income	4,382	3,896	486	5,481	5,064	417
International Equity	2,811	4,656	(1,845)	4,567	3,000	1,567

Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	79	25	54	121	172	(51)

EquiTrust Variable Insurance Series Fund:
Blue Chip	9,543	17,710	(8,167)	12,732	5,781	(3,049)
High Grade Bond	3,012	3,607	(595)	2,515	4,398	(1,883)
Managed	2,322	1,557	765	2,214	2,528	(314)
Money Market	1,493	267	1,226	477	536	(59)
Strategic Yield	2,569	1,591	978	2,230	1,921	309
Value Growth	2,571	3,134	(563)	2,835	5,354	(2,519)

Fidelity Variable Insurance Products Funds:
Contrafund	12,618	1,342	11,276	5,957	1,092	4,865
Growth	2,537	2,211	326	2,496	1,476	1,020
Fidelity Growth & Income	1,251	580	671	1,487	1,444	43
High Income	313	40	273	305	41	264
Index 500	3,306	1,617	1,689	4,452	1,523	2,929
Mid-Cap	6,293	2,398	3,895	3,694	1,565	2,129
Overseas	1,597	468	1,129	885	452	433

Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	2,735	275	2,460	1,070	81	989
Franklin Small Cap Value Securities	3,453	505	2,948	2,394	560	1,834

Franklin Templeton Variable Insurance Products Trust:
Franklin Small Mid-Cap Growth Securities	1,507	1,161	346	1,413	872	541
Franklin U.S. Government	1,087	997	90	1,135	667	468
Mutual Shares Securities	1,500	301	1,199	287	509	(222)
Templeton Growth Securities	3,256	1,462	1,794	2,091	679	1,412

EquiTrust Life Variable Account II

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions (continued)

	Period Ended December 31
	2006			2005
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
J.P. Morgan Series Trust II:
Mid-Cap Value	857	598	259	1,417	881	536
Small Company	1,195	1,169	26	1,497	291	1,206

Summit Mutual Funds, Inc.—Pinnacle Series:
NASDAQ 100 Index	4,151	7,869	(3,718)	5,548	4,836	712
Russell 2000 Small Cap Index	2,134	1,194	940	2,508	1,078	1,430
S&P MidCap 400 Index	2,048	606	1,442	2,062	608	1,454

T. Rowe Price Equity Series, Inc.:
Equity Income	2,955	3,645	(690)	2,798	2,150	648
Mid-Cap Growth	4,557	9,093	(4,536)	6,116	6,201	(85)
New America Growth	5,217	5,005	212	5,598	6,002	(404)
Personal Strategy Balanced	4,813	4,526	287	5,001	2,636	2,365

T. Rowe Price International Series, Inc.:
International Stock	2,408	1,407	1,001	2,781	2,749	32

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2006, 2005, 2004, 2003 and 2002, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment Income Ratio(1)
Subaccount	Units	Unit Value	Net Assets		Expense Ratio(2)	Total Return(3)
American Century Variable Portfolios, Inc.:
Ultra:
2006	5,194	$10.44	$54,235	—%	0.90%	(4.13)%
2005	4,613	10.89	50,246	—	0.90	1.21
2004	3,308	10.76	35,581	—	0.90	9.68
2003	2,572	9.81	25,217	—	0.90	23.86
2002	975	7.92	7,723	0.32	0.90	(23.40)
Vista:
2006	4,339	15.27	66,267	—	0.90	7.99
2005	4,021	14.14	56,836	—	0.90	7.20
2004	3,094	13.19	40,813	—	0.90	14.60
2003	1,679	11.51	19,328	—	0.90	40.88
2002	644	8.17	5,262	—	0.90	(20.37)

EquiTrust Life Variable Account II

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio(1)
Subaccount	Units	Unit Value	Net Assets		Expense Ratio(2)	Total Return(3)
Dreyfus Variable Investment Fund:
Appreciation:
2006	116,738	$12.28	$1,434,097	1.58%	0.90%	15.41%
2005	125,662	10.64	1,337,167	0.02	0.90	3.40
2004	120,823	10.29	1,242,818	1.70	0.90	4.15
2003	118,932	9.88	1,175,103	1.51	0.90	20.05
2002	104,597	8.23	860,573	1.23	0.90	(17.45)
Developing Leaders:
2006	87,076	15.68	1,365,578	0.40	0.90	2.82
2005	87,535	15.25	1,334,696	—	0.90	4.88
2004	87,712	14.54	1,275,380	0.21	0.90	10.32
2003	82,357	13.18	1,085,165	0.03	0.90	30.62
2002	70,004	10.09	706,679	0.05	0.90	(19.86)
Disciplined Stock:
2006	136,196	11.01	1,500,128	0.85	0.90	14.69
2005	142,226	9.60	1,364,801	—	0.90	5.38
2004	142,540	9.11	1,298,769	1.40	0.90	6.92
2003	138,684	8.52	1,181,982	0.92	0.90	22.41
2002	119,117	6.96	829,215	0.72	0.90	(23.35)
Dreyfus Growth & Income:
2006	47,394	11.69	553,965	0.79	0.90	13.50
2005	46,908	10.30	483,071	1.35	0.90	2.49
2004	46,491	10.05	467,399	1.28	0.90	6.46
2003	42,626	9.44	402,358	0.85	0.90	25.53
2002	36,778	7.52	276,740	0.63	0.90	(26.06)
International Equity:
2006	29,595	18.58	549,919	0.78	0.90	22.24
2005	31,440	15.20	477,974	0.40	0.90	13.69
2004	29,873	13.37	399,301	4.15	0.90	23.45
2003	28,911	10.83	312,979	4.94	0.90	41.75
2002	24,665	7.64	188,537	3.32	0.90	(16.78)

Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth:
2006	347	10.90	3,782	—	0.90	8.03
2005	293	10.09	2,956	—	0.90	2.44
2004	344	9.85	3,392	0.15	0.90	5.01
2003	321	9.38	3,015	—	0.90	24.57
2002	180	7.53	1,354	—	0.90	(24.70)

EquiTrust Life Variable Account II

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio(1)
Subaccount	Units	Unit Value	Net Assets		Expense Ratio(2)	Total Return(3)
EquiTrust Variable Insurance Series Fund:
Blue Chip:
2006	124,388	$11.62	$1,445,143	1.92%	0.90%	16.43%
2005	132,555	9.98	1,323,197	1.97	0.90	1.32
2004	135,604	9.85	1,335,246	1.46	0.90	5.12
2003	133,848	9.37	1,253,708	1.44	0.90	24.60
2002	118,503	7.52	890,970	1.51	0.90	(19.74)
High Grade Bond:
2006	24,411	14.39	351,230	5.07	0.90	3.90
2005	25,006	13.85	346,446	4.62	0.90	1.69
2004	26,889	13.62	366,161	4.33	0.90	3.42
2003	26,949	13.17	355,024	4.50	0.90	4.44
2002	27,023	12.61	340,699	4.90	0.90	7.41
Managed:
2006	8,593	14.78	127,037	2.13	0.90	10.96
2005	7,828	13.32	104,263	1.80	0.90	3.58
2004	8,142	12.86	104,666	1.31	0.90	7.62
2003	4,550	11.95	54,352	1.92	0.90	21.69
2002	2,764	9.82	27,142	0.68	0.90	(2.68)
Money Market:
2006	3,767	11.62	43,750	4.37	0.90	3.57
2005	2,541	11.22	28,511	2.48	0.90	1.54
2004	2,600	11.05	28,719	0.72	0.90	(0.09)
2003	2,980	11.06	32,968	0.52	0.90	(0.45)
2002	2,771	11.11	30,774	1.15	0.90	0.27
Strategic Yield:
2006	16,473	14.75	243,045	6.03	0.90	5.81
2005	15,495	13.94	215,994	5.70	0.90	2.35
2004	15,186	13.62	206,825	5.97	0.90	8.01
2003	13,004	12.61	164,034	7.01	0.90	10.91
2002	10,516	11.37	119,532	7.06	0.90	4.50
Value Growth:
2006	22,631	17.70	400,575	1.34	0.90	11.11
2005	23,194	15.93	369,591	1.23	0.90	5.43
2004	25,713	15.11	388,486	1.04	0.90	10.53
2003	25,883	13.67	353,753	1.35	0.90	29.57
2002	23,907	10.55	252,276	1.74	0.90	(11.27)

Fidelity Variable Insurance Products Funds:
Contrafund:
2006	24,139	17.21	415,404	1.28	0.90	10.75
2005	12,863	15.54	199,902	0.24	0.90	15.88
2004	7,998	13.41	107,248	0.29	0.90	14.42
2003	5,733	11.72	67,170	0.36	0.90	27.39
2002	3,234	9.20	29,758	0.23	0.90	(10.16)

EquiTrust Life Variable Account II

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio(1)
Subaccount	Units	Unit Value	Net Assets		Expense Ratio(2)	Total Return(3)
Fidelity Variable Insurance Products Funds (continued)
Growth:
2006	11,068	$10.56	$116,858	0.38%	0.90%	5.92%
2005	10,742	9.97	107,088	0.46	0.90	4.84
2004	9,722	9.51	92,432	0.23	0.90	2.48
2003	7,347	9.28	68,179	0.21	0.90	31.63
2002	4,647	7.05	32,751	0.12	0.90	(30.68)
Fidelity Growth & Income:
2006	5,724	12.63	72,269	0.85	0.90	12.27
2005	5,053	11.25	56,871	1.57	0.90	6.64
2004	5,010	10.55	52,859	0.77	0.90	4.87
2003	4,241	10.06	42,672	0.83	0.90	22.68
2002	2,021	8.20	16,581	0.12	0.90	(17.34)
High Income:
2006	921	15.42	14,209	9.41	0.90	9.99
2005	648	14.02	9,084	16.07	0.90	1.45
2004	384	13.82	5,313	7.43	0.90	8.39
2003	325	12.75	4,139	3.37	0.90	25.62
2002	110	10.15	1,113	0.29	0.90	1.50
Index 500:
2006	19,411	13.07	253,648	1.62	0.90	14.75
2005	17,722	11.39	201,893	1.64	0.90	3.83
2004	14,793	10.97	162,207	1.25	0.90	9.70
2003	13,806	10.00	138,095	1.13	0.90	27.23
2002	7,677	7.86	60,339	0.10	0.90	(22.94)
Mid-Cap:
2006	19,592	20.51	401,732	0.16	0.90	11.47
2005	15,697	18.40	288,900	—	0.90	16.97
2004	13,568	15.73	213,474	—	0.90	23.57
2003	10,323	12.73	131,463	0.22	0.90	37.03
2002	7,244	9.29	67,321	0.20	0.90	(10.84)
Overseas:
2006	3,821	16.98	64,886	0.70	0.90	17.02
2005	2,692	14.51	39,058	0.58	0.90	17.97
2004	2,259	12.30	27,773	0.93	0.90	12.64
2003	1,484	10.92	16,205	0.52	0.90	42.19
2002	659	7.68	5,063	0.30	0.90	(23.20)

Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate:
2006	3,724	16.75	62,372	2.21	0.90	19.56
2005	1,264	14.01	17,716	1.47	0.90	12.44
2004(4)	275	12.46	3,423	1.11	0.90	24.60

EquiTrust Life Variable Account II

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio(1)
Subaccount	Units	Unit Value	Net Assets		Expense Ratio(2)	Total Return(3)
Franklin Small Cap Value Securities:
2006	7,447	$19.97	$148,751	0.62%	0.90%	15.90%
2005	4,499	17.23	77,495	0.77	0.90	7.82
2004	2,665	15.98	42,577	0.17	0.90	22.64
2003	1,655	13.03	21,561	0.24	0.90	30.95
2002	836	9.95	8,316	0.27	0.90	(10.04)
Franklin Small-Mid Cap Growth Securities:
2006	4,847	12.89	62,463	—	0.90	7.78
2005	4,501	11.96	53,847	—	0.90	3.82
2004	3,960	11.52	45,611	—	0.90	10.45
2003	2,800	10.43	29,192	—	0.90	36.16
2002	1,218	7.66	9,337	0.22	0.90	(29.34)
Franklin U.S. Government:
2006	4,804	11.65	55,970	4.29	0.90	3.10
2005	4,714	11.30	53,271	4.24	0.90	1.53
2004	4,246	11.13	47,276	5.02	0.90	2.49
2003	3,533	10.86	38,357	6.08	0.90	1.31
2002	1,848	10.72	19,802	2.67	0.90	8.94
Mutual Shares Securities:
2006	4,496	16.28	73,177	1.22	0.90	17.38
2005	3,297	13.87	45,732	0.90	0.90	9.56
2004	3,519	12.66	44,547	0.73	0.90	11.64
2003	4,427	11.34	50,198	1.04	0.90	24.07
2002	4,168	9.14	38,108	0.28	0.90	(12.62)
Templeton Growth Securities:
2006	8,250	15.74	129,853	1.31	0.90	20.71
2005	6,456	13.04	84,159	1.10	0.90	7.95
2004	5,044	12.08	60,944	1.15	0.90	14.94
2003	3,623	10.51	38,066	1.55	0.90	31.05
2002	1,354	8.02	10,861	2.00	0.90	(19.32)

J.P. Morgan Series Trust II:
Mid-Cap Value:
2006	5,396	20.63	111,325	0.57	0.90	15.83
2005	5,137	17.81	91,505	0.18	0.90	8.20
2004	4,601	16.46	75,713	0.26	0.90	19.97
2003	3,699	13.72	50,734	0.35	0.90	28.58
2002	2,637	10.67	28,154	0.01	0.90	0.09
Small Company:
2006	3,678	15.43	56,733	—	0.90	14.04
2005	3,652	13.53	49,420	—	0.90	2.50
2004	2,446	13.20	32,288	—	0.90	26.07
2003	1,226	10.47	12,840	—	0.90	34.75
2002	571	7.77	4,437	0.13	0.90	(22.14)

EquiTrust Life Variable Account II

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio(1)
Subaccount	Units	Unit Value	Net Assets		Expense Ratio(2)	Total Return(3)
Summit Mutual Funds, Inc.—Pinnacle Series:
NASDAQ 100 Index:
2006	10,688	$13.17	$140,800	0.13%	0.90%	5.70%
2005	14,406	12.46	179,515	0.54	0.90	0.40
2004	13,694	12.41	169,973	—	0.90	9.05
2003	8,372	11.38	95,238	—	0.90	47.41
2002	3,760	7.72	29,034	—	0.90	(38.09)
Russell 2000 Small Cap Index:
2006	9,638	16.84	162,303	0.60	0.90	16.54
2005	8,698	14.45	125,658	0.45	0.90	3.14
2004	7,268	14.01	101,848	0.18	0.90	16.65
2003	5,416	12.01	65,057	0.55	0.90	44.87
2002	3,344	8.29	27,718	0.06	0.90	(21.72)
S&P MidCap 400 Index:
2006	9,466	16.93	160,249	0.82	0.90	8.73
2005	8,024	15.57	124,914	0.49	0.90	10.98
2004	6,570	14.03	92,171	0.23	0.90	14.72
2003	5,244	12.23	64,129	0.42	0.90	33.52
2002	1,825	9.16	16,707	0.25	0.90	(15.89)

T. Rowe Price Equity Series, Inc.:
Equity Income:
2006	27,652	17.56	485,674	1.59	0.90	17.93
2005	28,342	14.89	422,149	1.58	0.90	2.97
2004	27,694	14.46	400,487	1.59	0.90	13.86
2003	26,888	12.70	341,389	1.73	0.90	24.39
2002	24,753	10.21	252,661	1.63	0.90	(13.91)
Mid-Cap Growth:
2006	72,847	19.61	1,428,859	—	0.90	5.66
2005	77,383	18.56	1,436,059	—	0.90	13.73
2004	77,468	16.32	1,264,169	—	0.90	17.33
2003	75,326	13.91	1,047,991	—	0.90	37.18
2002	65,417	10.14	663,505	—	0.90	(22.00)
New America Growth:
2006	65,723	9.74	640,188	0.05	0.90	6.33
2005	65,511	9.16	599,848	—	0.90	3.62
2004	65,915	8.84	582,879	0.05	0.90	9.81
2003	67,419	8.05	542,487	—	0.90	33.94
2002	58,595	6.01	352,093	—	0.90	(28.96)
Personal Strategy Balanced:
2006	45,059	16.52	744,249	2.10	0.90	10.87
2005	44,772	14.90	667,044	1.80	0.90	5.52
2004	42,407	14.12	598,964	2.06	0.90	11.80
2003	39,892	12.63	503,988	2.27	0.90	23.70
2002	33,636	10.21	343,538	2.67	0.90	(8.68)

EquiTrust Life Variable Account II

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio(1)
Subaccount	Units	Unit Value	Net Assets		Expense Ratio(2)	Total Return(3)
T. Rowe Price International Series, Inc.:
International Stock:
2006	20,697	$13.72	$283,946	1.24%	0.90%	18.07%
2005	19,696	11.62	228,911	1.67	0.90	14.94
2004	19,664	10.11	198,717	1.22	0.90	12.83
2003	17,814	8.96	159,653	1.39	0.90	29.29
2002	14,642	6.93	101,435	1.08	0.90	(19.04)

(1)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
(2)	These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.
(4)	Subaccount commenced operations on May 1, 2003; however it was inactive through December 31, 2003.

7. Subsequent Events

The Board of Trustees of Dreyfus Variable Investment Fund voted to close the Dreyfus Variable Investment Fund Disciplined Stock Portfolio and to liquidate the discontinued fund on April 30, 2007. As a result of this announcement, the Disciplined Stock Subaccount, which invests in the Dreyfus Variable Investment Fund Disciplined Stock Portfolio, will not be available for investment beginning April 30, 2007. Policyholders who do not reallocate funds out of the Dreyfus Disciplined Stock Portfolio prior to that date will have their funds reallocated to the EquiTrust Variable Insurance Series Fund, Money Market Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ON FINANCIAL STATEMENTS

The Board of Directors and Stockholder

EquiTrust Life Insurance Company

We have audited the accompanying balance sheets of EquiTrust Life Insurance Company as of December 31, 2006 and 2005, and the related statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EquiTrust Life Insurance Company at December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 6, 2007

EQUITRUST LIFE INSURANCE COMPANY

BALANCE SHEETS

(Dollars in thousands, except per share data)

	December 31,
	2006	2005
Assets
Investments:
Fixed maturities—available for sale, at market (amortized cost: 2006—$4,514,093; 2005—$3,049,670)	$4,490,771	$3,066,100
Fixed maturities—trading, at market (cost: 2006—$15,001; 2005—$15,004)	14,927	14,848
Mortgage loans on real estate	450,967	303,359
Derivative instruments	121,584	38,163
Policy loans	20,529	20,835
Short-term investments	20,718	70,596

Total investments	5,119,496	3,513,901
Cash and cash equivalents	104,297	287
Accrued investment income	55,713	34,207
Amounts receivable from affiliates	6,694	—
Reinsurance recoverable	58,553	39,845
Deferred policy acquisition costs	431,844	323,678
Deferred sales inducements	222,369	143,905
Property and equipment, less allowances for amortization of $259 in 2006 and $137 in 2005	1,147	625
Deferred income taxes	33,053	24,514
Goodwill	1,231	1,231
Other assets	23,127	10,738
Assets held in separate accounts	97,638	85,084

Total assets	$6,155,162	$4,178,015

EQUITRUST LIFE INSURANCE COMPANY

BALANCE SHEETS (continued)

(Dollars in thousands, except per share data)

	December 31,
	2006	2005
Liabilities and stockholder’s equity
Liabilities:
Policy liabilities and accruals:
Future policy benefits:
Interest sensitive and index products	$5,518,826	$3,736,190
Traditional life insurance	53,353	54,754
Unearned revenue reserve	1,946	1,888
Other policy claims and benefits	18,116	9,141

	5,592,241	3,801,973
Other policyholders’ funds:
Supplementary contracts without life contingencies	1,268	977
Advance premiums and other deposits	9,679	9,725
Accrued dividends	514	612

	11,461	11,314
Amounts payable to affiliates	—	1,580
Current income taxes	4,430	743
Other liabilities	107,139	36,705
Liabilities related to separate accounts	97,638	85,084

Total liabilities	5,812,909	3,937,399
Stockholder’s equity:
Common stock, par value $1,500 per share—authorized 2,500 shares, issued and outstanding 2,000 shares	3,000	3,000
Additional paid-in capital	273,717	178,817
Accumulated other comprehensive income (loss)	(3,022)	8,468
Retained earnings	68,558	50,331

Total stockholder’s equity	342,253	240,616

Total liabilities and stockholder’s equity	$6,155,162	$4,178,015

See accompanying notes.

EQUITRUST LIFE INSURANCE COMPANY

STATEMENTS OF INCOME

(Dollars in thousands)

	Year Ended December 31,
	2006	2005	2004
Revenues:
Interest sensitive and index product charges	$28,401	$23,621	$19,976
Traditional life insurance premiums	4,171	4,517	4,741
Net investment income	240,026	177,780	141,561
Derivative income (loss)	70,433	(2,706)	15,312
Realized/unrealized gains (losses) on investments	(11)	(504)	734

Total revenues	343,020	202,708	182,324
Benefits and expenses:
Interest sensitive and index product benefits	240,364	127,046	112,408
Traditional life insurance benefits	5,061	4,073	4,703
Decrease in traditional life future policy benefits	(1,096)	(498)	(110)
Distributions to participating policyholders	1,089	1,203	1,231
Underwriting, acquisition and insurance expenses	69,458	54,167	44,360
Other expenses	155	196	163

Total benefits and expenses	315,031	186,187	162,755

	27,989	16,521	19,569
Income taxes	(9,762)	(5,900)	(6,905)

Net income	$18,227	$10,621	$12,664

See accompanying notes.

EQUITRUST LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

(Dollars in thousands)

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder’s Equity
Balance at January 1, 2004	$3,000	$108,817	$13,895	$27,046	$152,758
Comprehensive income:
Net income for 2004	—	—	—	12,664	12,664
Change in net unrealized investment gains/losses	—	—	9,892	—	9,892

Total comprehensive income					22,556
Capital contributions from parent	—	20,000	—	—	20,000

Balance at December 31, 2004	3,000	128,817	23,787	39,710	195,314
Comprehensive loss:
Net income for 2005	—	—	—	10,621	10,621
Change in net unrealized investment gains/losses	—	—	(15,319)	—	(15,319)

Total comprehensive loss					(4,698)
Capital contributions from parent	—	50,000	—	—	50,000

Balance at December 31, 2005	3,000	178,817	8,468	50,331	240,616
Comprehensive income:
Net income for 2006	—	—	—	18,227	18,227
Change in net unrealized investment gains/losses	—	—	(11,490)	—	(11,490)

Total comprehensive income					6,737
Capital contributions from parent	—	94,900	—	—	94,900

Balance at December 31, 2006	$3,000	$273,717	$(3,022)	$68,558	$342,253

See accompanying notes.

EQUITRUST LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	Year Ended December 31,
	2006	2005	2004
Operating activities
Net income	$18,227	$10,621	$12,664
Adjustments to reconcile net income to net cash provided by operating activities:
Adjustments related to interest sensitive and index products:
Interest credited to account balances, excluding deferred sales inducements	145,483	105,706	97,144
Change in fair value of embedded derivatives	70,036	4,902	2,353
Charges for mortality and administration	(27,132)	(22,489)	(19,214)
Deferral of unearned revenues	86	148	148
Amortization of unearned revenue reserve	(33)	(27)	(32)
Provision for amortization of property and equipment	259	137	—
Provision for accretion and amortization of investments	(3,724)	(7,058)	(13,990)
Realized/unrealized losses (gains) on investments	11	504	(734)
Change in fair value of derivatives	(51,947)	(4,295)	(4,193)
Decrease in traditional life benefit accruals	(1,398)	(440)	(18)
Policy acquisition costs deferred	(138,948)	(90,592)	(69,355)
Amortization of deferred policy acquisition costs	43,848	33,071	27,385
Amortization of deferred sales inducements	18,654	10,214	6,792
Net acquisition of fixed maturities—trading	—	(15,006)	—
Change in accrued investment income	(21,506)	(10,540)	(9,351)
Change in amounts receivable from/payable to affiliates	(8,274)	1,503	(3,611)
Change in reinsurance recoverable	(18,791)	8,848	(2,834)
Change in current income taxes	3,687	(5,022)	(11,615)
Provision for deferred income taxes	(2,352)	(8,062)	(8,861)
Other	(3,119)	5,046	3,685

Net cash provided by operating activities	23,067	17,169	6,363
Investing activities
Sale, maturity or repayment of investments:
Fixed maturities—available for sale	156,502	324,380	533,812
Mortgage loans on real estate	25,688	9,553	7,394
Derivative instruments	104,030	12,841	—
Policy loans	3,319	3,497	3,502
Short-term investments—net	49,878	—	—

	339,417	350,271	544,708
Acquisition of investments:
Fixed maturities—available for sale	(1,576,227)	(903,938)	(1,075,467)
Mortgage loans on real estate	(173,215)	(93,210)	(58,285)
Derivative instruments	(67,954)	(34,465)	(8,110)
Policy loans	(3,013)	(3,098)	(2,990)
Short-term investments—net	—	(59,842)	(3,697)

	(1,820,409)	(1,094,553)	(1,148,549)
Purchases of property and equipment	(781)	(629)	(133)

Net cash used in investing activities	(1,481,773)	(744,911)	(603,974)

EQUITRUST LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS (continued)

(Dollars in thousands)

	Year Ended December 31,
	2006	2005	2004
Financing activities
Receipts from interest sensitive and index products credited to policyholder account balances	$1,838,356	$931,904	$700,659
Return of policyholder account balances on interest sensitive and index products	(321,978)	(233,658)	(174,322)
Capital contributions from parent	46,338	15,823	15,000

Net cash provided by financing activities	1,562,716	714,069	541,337

Increase (decrease) in cash and cash equivalents	104,010	(13,673)	(56,274)
Cash and cash equivalents at beginning of year	287	13,960	70,234

Cash and cash equivalents at end of year	$104,297	$287	$13,960

Supplemental disclosure of cash flow information
Cash paid for income taxes during the year	$8,427	$18,984	$27,381
Non-cash operating activity—deferral of sales inducements	88,915	71,191	48,950
Non-cash financing activity—fixed maturities contributed from parent	48,562	34,177	5,000

See accompanying notes.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Nature of Business

EquiTrust Life Insurance Company (we or the Company), a wholly owned subsidiary of FBL Financial Group, Inc., operates in the life insurance industry. We market individual annuity products through independent agents and brokers and variable products through alliances with other insurance companies. These sales take place throughout the United States. In addition to writing direct insurance business, we assume through coinsurance agreements a percentage of certain annuities written by American Equity Investment Life Insurance Company (American Equity) prior to August 1, 2004 and a percentage of an in force block of business written by EMC National Life Company (EMCNL).

Accounting Changes

In February 2007, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (Statement) No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which permits certain financial assets and liabilities to be measured at fair value, with changes in fair value be reported in earnings. This election is allowed on an instrument-by-instrument basis and requires additional reporting disclosures. This Statement is effective for fiscal years beginning after November 15, 2007. Early adoption is allowed provided the provisions of Statement No. 157 are also adopted. We are currently evaluating the requirements of this Statement and have not yet concluded if the fair value option will be adopted.

In September 2006, the FASB issued Statement No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value and expands the required disclosures about fair value measurements. This Statement is effective for fiscal years beginning after November 15, 2007. The impact of adoption is not expected to be material to our financial statements.

In September 2006, the FASB issued Statement No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R).” This Statement requires the recognition of an asset or liability in the balance sheet based on the funded status of a defined benefit postretirement plan and changes in the funded status of the plan are recorded as a component of comprehensive income in the year in which the changes occur. These requirements are effective for fiscal years ending after December 15, 2007, with early adoption encouraged. Statement No. 158 also requires measurement of a plan’s assets and benefit obligations as of the end of the employer’s fiscal year, beginning with fiscal years ending after December 15, 2008. Statement No. 158 has no impact on our financial statements as we participate with several affiliates and an unaffiliated organization in various multiemployer defined benefit and other postretirement plans, which are exempt from this Statement.

In June 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes.” Interpretation No. 48 creates a single model to address uncertainty in tax positions and clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. Under the Interpretation, a tax position can be recognized in the financial statements if it is more likely than not that the position will be sustained upon examination by taxing authorities who have full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Interpretation No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. We intend to adopt Interpretation No. 48 beginning in 2007 and expect to record a tax liability for tax positions totaling approximately $0.1 million.

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AcSEC) issued Statement of Position (SOP) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts.” The SOP

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NOTES TO FINANCIAL STATEMENTS (continued)

provides guidance on the accounting for internal replacements of one insurance contract for another insurance contract. Under the SOP, an internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract is accounted for as an extinguishment of the replaced contract. As an extinguishment, the unamortized deferred policy acquisition costs, deferred sales inducements and unearned revenue reserves from the replaced contract are written off at the time of the extinguishment. An internal replacement that is determined to result in a replacement contract that is substantially unchanged from the replaced contract is accounted for as a continuation of the replaced contract. The SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. We do not expect to record a cumulative effect of accounting change adjustment upon adoption of this SOP in 2007 as adoption is expected to have an insignificant impact on lapse assumptions included in our deferred policy acquisition cost and related models. In addition, net income is not expected to be impacted materially going forward as our current accounting policy for internal replacements substantially conforms to current interpretations of the guidance in the SOP.

In June 2005, the FASB issued Statement No. 154, “Accounting Changes and Error Corrections,” which is a replacement of Accounting Principals Board Opinion No. 20, “Accounting Changes” and FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements.” Statement No. 154 requires retrospective application to prior periods’ financial statements for all voluntary changes in accounting principle, unless impracticable. Statement No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 31, 2005. Statement No. 154 has no immediate impact on our financial statements, though it will impact our presentation of future voluntary accounting changes, if any such changes occur.

Investments

Fixed Maturity Securities

Fixed maturity securities, comprised of bonds and redeemable preferred stocks, which may be sold, are designated as “available for sale.” Available-for-sale securities are reported at market value and unrealized gains and losses on these securities are included directly in stockholders’ equity as a component of accumulated other comprehensive income (loss). Fixed maturity securities that are purchased with the intent to sell within a short period of time are classified as “trading.” These securities are carried at fair value and unrealized gains and losses are reflected in the statements of income as a component of realized/unrealized gains (losses) on investments. Premiums and discounts are amortized/accrued using methods which result in a constant yield over the securities’ expected lives. Amortization/accrual of premiums and discounts on mortgage and asset-backed securities incorporates prepayment assumptions to estimate the securities’ expected lives.

Mortgage Loans on Real Estate

Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If we determine that the value of any mortgage loan is impaired (i.e., when it is probable we will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to its fair value, which may be based upon the present value of expected future cash flows from the loan (discounted at the loan's effective interest rate), or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance, changes to which are recognized as realized gains or losses on investments. Interest income on impaired loans is recorded on a cash basis. We do not have any impaired loans (those loans in which we do not believe we will collect all amounts due according to the contractual terms of the respective loan agreements) at December 31, 2006 and 2005.

Our mortgage loan portfolio consists principally of commercial mortgage loans. Our lending policies require that the loans be collateralized by the value of the related property, establish limits on the amount that can be loaned to one borrower and require diversification by geographic location and collateral type.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Instruments

Derivative instruments include call options used to fund index credits on index annuities sold through our independent distribution channel. Furthermore, we have embedded derivatives associated with our index annuity business, certain modified coinsurance contracts and when-issued investment trading activity. All derivatives are recognized as either assets or liabilities in the balance sheets and measured at fair value.

Our derivatives are not designated as hedging instruments, therefore the change in fair value is recognized in earnings in the period of change. See Note 3, “Derivative Instruments,” for more information regarding our derivative instruments and embedded derivatives.

Other Investments

Policy loans are reported at unpaid principal balance. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts.

Accrued Investment Income

We discontinue the accrual of investment income on invested assets when it is determined that collection is uncertain.

Realized/Unrealized Gains and Losses on Investments

Realized gains and losses on sales of investments are determined on the basis of specific identification. This line item also includes the change in unrealized gains and losses on trading securities. The carrying values of all our investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value of the investment is reduced to its fair value and a specific write down is taken. Such reductions in carrying value are recognized as realized losses on investments. For fixed maturity securities, the fair value becomes the new cost basis for the security and the cost basis is not adjusted for subsequent recoveries in fair value. However, for fixed maturity securities for which we can reasonably estimate future cash flows after a write down, the discount or reduced premium recorded, based on the new cost basis, will be amortized over the remaining life of the security. Amortization in this instance is computed using the prospective method and the current estimate of the amount and timing of future cash flows. It is difficult to estimate cash flows on securities that have been written down for an other-than-temporary impairment due to the inherent variability of cash flows associated with distressed securities. No such amortization was recorded in 2006, 2005 or 2004.

Market Values

Market values of fixed maturity securities are reported based on quoted market prices, where available. Market values of fixed maturity securities not actively traded in a liquid market are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U.S. Treasury bond yields. Market values of redeemable preferred stocks and call options are based on the latest quoted market prices, or for those not readily marketable, generally at values which are representative of the market values of comparable issues. Market values for the embedded derivatives in our modified coinsurance contracts and relating to our when-issued securities are based on the difference between the fair value and the cost basis of the underlying investments. Market values for the embedded derivatives in our reinsurance recoverable relating to call options are based on quoted market prices.

Cash and Cash Equivalents

For purposes of our statements of cash flows, we consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. Cash collateral received for derivative positions is invested in cash equivalents and reported with derivative instruments as an investing activity in the statements of cash flows.

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NOTES TO FINANCIAL STATEMENTS (continued)

Reinsurance Recoverable

We use reinsurance to manage certain risks associated with our insurance operations. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential risks arising from large claims and provide additional capacity for growth. For business ceded to other companies, reinsurance recoverable generally consists of the reinsurers’ share of policyholder liabilities, claims and expenses, net of amounts due the reinsurers for premiums. For business assumed from other companies, reinsurance recoverable generally consists of premium receivable, net of our share of benefits and expenses we owe to the ceding company.

We assume, under a coinsurance agreement, certain fixed and index annuity contracts issued by American Equity (the coinsurance agreement). The call options used to fund the index credits on the index annuities are purchased by and maintained on the books of American Equity. We record our proportionate share of the option value supporting the business we reinsure as reinsurance recoverable on the balance sheets. See Note 3, “Derivative Instruments,” for more information regarding these call options and see Note 5, “Reinsurance and Policy Provisions,” for additional information regarding this reinsurance agreement.

Deferred Policy Acquisition Costs and Deferred Sales Inducements

Deferred policy acquisition costs include certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, to the extent recoverable from future policy revenues and gross profits. Deferred sales inducements include premium bonuses and bonus interest credited to contracts during the first contract year only. For participating traditional life insurance, interest sensitive and index products, these costs are being amortized generally in proportion to expected gross profits (after dividends to policyholders, if applicable) from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively through an unlocking process when estimates of current or future gross profits/margins (including the impact of investment gains and losses) to be realized from a group of products are revised.

Property and Equipment

Property and equipment, comprised of capitalized software costs, is reported at cost less allowances for amortization. Amortization expense is computed primarily using the straight-line method over the estimated useful lives of the assets. Capitalized software costs had a carrying value of $1.1 million at December 31, 2006 and $0.6 million at December 31, 2005, and estimated useful lives that range from two to five years. Amortization expense for capitalized software was $0.3 million in 2006 and $0.1 million in 2005. There was no amortization expense incurred in 2004.

Goodwill

Goodwill represents the excess of the amount paid to acquire a company over the fair value of its net assets acquired. Goodwill is not amortized but is subject to annual impairment testing. We have performed impairment testing using cash flow analysis and determined none of our goodwill was impaired as of December 31, 2006 or December 31, 2005.

Future Policy Benefits

Future policy benefit reserves for interest sensitive products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Future policy benefit reserves for index annuities are equal to the sum of the fair value of the embedded index options, accumulated index credits and the host contract reserve computed using a method similar to that used for interest sensitive products. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

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NOTES TO FINANCIAL STATEMENTS (continued)

For our direct business, interest crediting rates for interest sensitive products ranged from 2.30% to 5.50% in 2006, from 2.40% to 4.90% in 2005 and from 2.65% to 4.90% in 2004. For interest sensitive products assumed through coinsurance agreements, interest crediting rates ranged from 3.00% to 6.00% in 2006 and 3.00% to 11.50% in 2005 and 2004. A portion of the interest credited on our direct business and assumed through the coinsurance agreement ($3.9 million in 2006, $1.2 million in 2005 and $9.5 million in 2004) represents an additional interest credit on first-year premiums, payable at policy issue or until the first contract anniversary date (first-year bonus interest). These amounts are included as deferred sales inducements.

The liability for future policy benefits for participating traditional life insurance is based on net level premium reserves, including assumptions as to interest, mortality and other factors underlying the guaranteed policy cash values. Reserve interest assumptions ranged from 2.25% to 5.50% at December 31, 2006 and 2.50% to 5.50% at December 31, 2005. The average rate of assumed investment yields used in estimating gross margins was 6.98% in 2006, 7.41% in 2005, 6.86% in 2004. Accrued dividends for participating business assumed from EMCNL are established for anticipated amounts earned to date that have not been paid. The declaration of future dividends for participating business is at the discretion of EMCNL’s Board of Directors. Participating business accounted for 1.4% of direct receipts from policyholders during 2006, 0.9% during 2005 and 0.1% during 2004 and represented 0.5% of life insurance in force at December 31, 2006 and 1.1% at December 31, 2005. The liability for future policy benefits for non-participating traditional life insurance is computed using a net level method, including assumptions as to mortality, persistency and interest and includes provisions for possible unfavorable deviations.

The unearned revenue reserve reflects the unamortized balance of charges assessed to interest sensitive contract holders to compensate us for services to be performed over future periods (policy initiation fees). These charges have been deferred and are being recognized in income over the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs.

Guaranty Fund Assessments

From time to time, assessments are levied on us by guaranty associations in most states in which we are licensed. These assessments, which are accrued for, are to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes.

We had undiscounted reserves of less than $0.1 million at December 31, 2006 and 2005 to cover estimated future assessments on known insolvencies. We had assets totaling $0.3 million at December 31, 2006 and $0.2 million at December 31, 2005 representing estimated premium tax offsets on paid and future assessments. Expenses incurred for guaranty fund assessments, net of related premium tax offsets, totaled less than $0.1 million in 2006, 2005 and 2004. It is anticipated that estimated future guaranty fund assessments on known insolvencies will be paid during 2007 and substantially all the related future premium tax offsets will be realized during the five year period ending December 31, 2011. We believe the reserve for guaranty fund assessments is sufficient to provide for future assessments based upon known insolvencies and projected premium levels.

Deferred Income Taxes

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period.

Separate Accounts

The separate account assets and liabilities reported in our accompanying balance sheets represent funds that are separately administered for the benefit of certain policyholders that bear the underlying investment risk. The

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NOTES TO FINANCIAL STATEMENTS (continued)

separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of income.

Guaranty

Farm Bureau Life Insurance Company (Farm Bureau Life), an affiliate has guaranteed that it will maintain a minimum statutory capitalization level for us, sufficient to maintain a favorable statutory risk based capital ratio.

Recognition of Premium Revenues and Costs

Revenues for interest sensitive, index and variable products consist of policy charges for the cost of insurance, asset charges, administration charges, amortization of policy initiation fees and surrender charges assessed against policyholder account balances. The timing of revenue recognition as it relates to these charges and fees is determined based on the nature of such charges and fees. Policy charges for the cost of insurance, asset charges and policy administration charges are assessed on a daily or monthly basis and are recognized as revenue when assessed and earned. Certain policy initiation fees that represent compensation for services to be provided in the future are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are determined based upon contractual terms and are recognized upon surrender of a contract. Policy benefits and claims charged to expense include interest or index amounts credited to policyholder account balances (excluding sales inducements) and benefit claims incurred in excess of policyholder account balances during the period. Changes in the reserves for the embedded derivatives in the index annuities and amortization of deferred policy acquisition costs and deferred sales inducements are recognized as expense over the life of the policy.

We reduced our reserves for the embedded derivative in our coinsured index annuities $7.1 million in 2006. This adjustment, which is the correction of an overstatement that started in 2001, increased 2006 net income $2.6 million after offsets for taxes and the amortization of deferred policy acquisition costs and deferred sales inducements. The impact to the financial statement line items and prior period financial statements affected by this overstatement is not material. This adjustment does not impact our segment results as the segment results are based on operating income which, as explained in Note 12, excludes the impact of changes in the valuation of derivatives.

Traditional life insurance premiums are recognized as revenues over the premium-paying period. Future policy benefits and policy acquisition costs are recognized as expenses over the life of the policy by means of the provision for future policy benefits and amortization of deferred policy acquisition costs and deferred sales inducements.

All insurance-related revenues, benefits and expenses are reported net of reinsurance ceded. The cost of reinsurance ceded is generally amortized over the contract periods of the reinsurance agreements. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

Components of our underwriting, acquisition and insurance expenses are as follows:

	Year Ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	$1,461	$1,599	$1,790
Amortization of deferred policy acquisition costs	43,848	33,071	27,385
Other underwriting, acquisition and insurance expenses, net of deferrals	24,149	19,497	15,185

Total	$69,458	$54,167	$44,360

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NOTES TO FINANCIAL STATEMENTS (continued)

Comprehensive Income

Unrealized gains and losses on our available-for-sale securities are included in accumulated other comprehensive income (loss) in stockholder’s equity. Other comprehensive income (loss) excludes net investment gains (losses) included in net income which represent transfers from unrealized to realized gains and losses. These amounts totaled less than ($0.1) million in 2006, ($0.2) million in 2005 and $0.2 million in 2004. These amounts, which have been measured through the date of sale, are net of income taxes and adjustments to deferred policy acquisition costs and deferred sales inducements totaling less than $0.1 million in 2006, $0.2 million in 2005 and ($0.5) million in 2004.

Reclassifications

Certain amounts in the 2005 and 2004 statements of cash flows have been reclassified to conform to the 2006 financial statement presentation.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities. For example, significant estimates and assumptions are utilized in the valuation of investments, determination of other-than-temporary impairments of investments, amortization of deferred policy acquisition costs and deferred sales inducements, calculation of policyholder liabilities and accruals and determination of pension expense. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

2. Investment Operations

Fixed Maturities

The following tables contain amortized cost and estimated market value information on fixed maturity securities classified as available for sale:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
	(Dollars in thousands)
December 31, 2006
Bonds:
Corporate securities	$2,103,715	$28,266	$(36,054)	$2,095,927
Mortgage and asset-backed securities	1,186,624	6,769	(14,131)	1,179,262
United States Government and agencies	247,473	465	(7,498)	240,440
State, municipal and other governments	662,033	9,852	(9,896)	661,989
Public utilities	303,550	3,870	(4,839)	302,581
Redeemable preferred stocks	10,698	65	(191)	10,572

Total fixed maturities	$4,514,093	$49,287	$(72,609)	$4,490,771

December 31, 2005
Bonds:
Corporate securities	$1,320,129	$31,289	$(19,477)	$1,331,941
Mortgage and asset-backed securities	986,446	7,709	(7,591)	986,564
United States Government and agencies	238,646	302	(5,158)	233,790
State, municipal and other governments	340,924	9,827	(1,012)	349,739
Public utilities	152,827	2,737	(2,264)	153,300
Redeemable preferred stocks	10,698	83	(15)	10,766

Total fixed maturities	$3,049,670	$51,947	$(35,517)	$3,066,100

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NOTES TO FINANCIAL STATEMENTS (continued)

Short-term investments have been excluded from the above schedule as amortized cost approximates market value for these securities.

The carrying value and estimated market value of our portfolio of available-for-sale fixed maturity securities at December 31, 2006, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Estimated Market Value
	(Dollars in thousands)
Due in one year or less	$30,044	$30,186
Due after one year through five years	309,543	310,476
Due after five years through ten years	1,168,314	1,163,295
Due after ten years	1,808,870	1,796,980

	3,316,771	3,300,937
Mortgage and asset-backed securities	1,186,624	1,179,262
Redeemable preferred stocks	10,698	10,572

	$4,514,093	$4,490,771

Net unrealized investment gains on fixed maturity securities classified as available for sale, recorded directly to stockholder’s equity, were comprised of the following:

	December 31,
	2006	2005
	(Dollars in thousands)
Unrealized appreciation on fixed maturities—available for sale	$(23,322)	$16,430
Adjustment for assumed changes in amortization pattern of:
Deferred policy acquisition costs	10,534	(3,342)
Deferred sales inducements	8,143	(60)
Unearned revenue reserve	(4)	—
Provision for deferred income taxes	1,627	(4,560)

Net unrealized investment gains	$(3,022)	$8,468

The changes in net unrealized investment gains and losses are recorded net of deferred income taxes and other adjustments for assumed changes in the amortization pattern of deferred policy acquisition costs, deferred sales inducements and unearned revenue reserve totaling ($28.3) million in 2006, ($32.1) million in 2005 and $17.3 million in 2004.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following tables set forth the estimated market value and unrealized losses of available-for-sale fixed maturity securities in an unrealized loss position that are not deemed to be other-than-temporarily impaired. These are listed by investment category and the length of time the securities have been in an unrealized loss position:

December 31, 2006

	Less than One Year		One Year or More		Total
Description of Securities	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses
	(Dollars in thousands)
Corporate securities	$472,948	$(6,985)	$613,590	$(29,069)	$1,086,538	$(36,054)
Mortgage and asset-backed securities	266,240	(2,217)	476,609	(11,914)	742,849	(14,131)
United States Government and agencies	8,429	(156)	196,453	(7,342)	204,882	(7,498)
State, municipal and other governments	262,693	(5,542)	88,939	(4,354)	351,632	(9,896)
Public utilities	87,356	(788)	81,385	(4,051)	168,741	(4,839)
Redeemable preferred stock	—	—	6,507	(191)	6,507	(191)

Total fixed maturities	$1,097,666	$(15,688)	$1,463,483	$(56,921)	$2,561,149	$(72,609)

December 31, 2005

	Less than One Year		One Year or More		Total
Description of Securities	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses	Estimated Market Value	Unrealized Losses
	(Dollars in thousands)
Corporate securities	$652,231	$(17,822)	$31,331	$(1,655)	$683,562	$(19,477)
Mortgage and asset-backed securities	438,112	(5,049)	66,411	(2,542)	504,523	(7,591)
United States Government and agencies	161,697	(2,187)	54,892	(2,971)	216,589	(5,158)
State, municipal and other governments	93,271	(979)	975	(33)	94,246	(1,012)
Public utilities	82,816	(2,235)	781	(29)	83,597	(2,264)
Redeemable preferred stock	6,683	(15)	—	—	6,683	(15)

Total fixed maturities	$1,434,810	$(28,287)	$154,390	$(7,230)	$1,589,200	$(35,517)

Included in the above table are 656 securities from 456 issuers at December 31, 2006 and 412 securities from 279 issuers at December 31, 2005. These increases are primarily due to the impact of increases in market interest rates. The following summarizes the details describing the more significant unrealized losses by investment category as of December 31, 2006.

Corporate securities: The unrealized losses on corporate securities totaled $36.1 million, or 49.7% of our total unrealized losses. The largest losses were in the manufacturing sector ($290.6 million carrying value and $13.9 million unrealized loss) and in the financial services sector ($412.1 million carrying value and $9.3 million unrealized loss). The largest unrealized losses in the manufacturing sector were in the paper and allied products sector ($56.4 million carrying value and $3.9 million unrealized loss) and the printing and publishing sector ($23.1 million carrying value and $2.1 million unrealized loss). The unrealized losses in the paper and allied products and

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NOTES TO FINANCIAL STATEMENTS (continued)

printing and publishing sectors are mainly due to a rise in market interest rates and spread widening that are the result of weaker operating results. In addition, we believe there are concerns that these sectors may experience increased equity enhancing activity by management, such as common stock buybacks, which could be detrimental to credit quality. The unrealized losses in the financial services sector and the remaining corporate sectors were caused primarily by a rise in market interest rates. Because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2006.

Mortgage and asset-backed securities: The unrealized losses on mortgage and asset-backed securities totaled $14.1 million, or 19.5% of our total unrealized losses, and were caused primarily by increases in market interest rates. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on mortgages and other assets backing the securities. Because the decline in market value is attributable to changes in market interest rates and not credit quality, and because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2006.

United States Government and agencies: The unrealized losses on U.S. Governments and agencies totaled $7.5 million, or 10.3% of our total unrealized losses, and were caused by increases in market interest rates. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on direct guarantees from the U.S. Government and by agencies of the U.S. Government. Because the decline in market value is attributable to changes in market interest rates and not credit quality, and because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2006.

State municipal and other governments: The unrealized losses on state, municipal and other governments totaled $9.9 million, or 13.6% of our total unrealized losses, and were caused by increases in market interest rates. We purchased most of these investments at a discount to their face amount and the contractual cash flows of these investments are based on the taxing authority of a municipality or the revenues of a municipal project. Because the decline in market value is attributable to changes in market interest rates and not credit quality, and because we have the ability and intent to hold these investments until a recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2006.

Public utilities: The unrealized losses on public utilities totaled $4.8 million, or 6.7% of our total unrealized losses, and were caused primarily by an increase in market interest rates. Because the decline in market value is attributable to changes in market interest rates and not credit quality, and because we have the ability and intent to hold these investments until recovery of fair value, which may be maturity, we do not consider these investments to be other-than-temporarily impaired at December 31, 2006.

We monitor the financial condition and operations of the issuers of securities rated below investment grade and of the issuers of certain investment grade securities on which we have concerns regarding credit quality. In determining whether or not an unrealized loss is other than temporary, we review factors such as:

•	historical operating trends;

•	business prospects;

•	status of the industry in which the company operates;

•	analyst ratings on the issuer and sector;

•	quality of management;

•	size of the unrealized loss;

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NOTES TO FINANCIAL STATEMENTS (continued)

•	length of time the security has been in an unrealized loss position; and

•	our intent and ability to hold the security.

Net Investment Income

Components of net investment income are as follows:

	Year Ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Fixed maturity securities—available for sale	$217,617	$161,347	$128,852
Fixed maturity securities—trading	546	277	—
Mortgage loans on real estate	22,419	15,899	12,960
Policy loans	1,278	1,303	1,307
Short-term investments, cash and cash equivalents	2,014	814	584
Prepayment fee income and other	907	1,412	410

	244,781	181,052	144,113
Less investment expenses	(4,755)	(3,272)	(2,552)

Net investment income	$240,026	$177,780	$141,561

Realized and Unrealized Gains and Losses

Realized/unrealized gains (losses), recorded as a component of income, and the change in unrealized appreciation/depreciation on investments, recorded as a component of the change in accumulated other comprehensive income (loss), are summarized below:

	Year Ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Realized/unrealized—income
Fixed maturities—available for sale	$(94)	$(348)	$737
Fixed maturities—trading	83	(156)	—
Short-term investments	—	—	(3)

Realized gains (losses) on investments	$(11)	$(504)	$734

Unrealized—accumulated other comprehensive income (loss)
Change in unrealized appreciation/depreciation of fixed maturities—available for sale	$(39,752)	$(47,437)	$27,239

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (continued)

An analysis of sales, maturities and principal repayments of our available-for-sale fixed maturities portfolio is as follows:

	Amortized Cost	Gross Realized Gains	Gross Realized Losses	Proceeds
	(Dollars in thousands)
Year ended December 31, 2006
Scheduled principal repayments and calls—available for sale	$130,827	$—	$—	$130,827
Sales—available for sale	25,749	335	(409)	25,675

Total	$156,576	$335	$(409)	$156,502

Year ended December 31, 2005
Scheduled principal repayments and calls—available for sale	$225,583	$—	$—	$225,583
Sales—available for sale	142,487	1,103	(2,053)	141,537

Total	$368,070	$1,103	$(2,053)	$367,120

Year ended December 31, 2004
Scheduled principal repayments and calls—available for sale	$486,786	$—	$—	$486,786
Sales—available for sale	46,089	1,003	(66)	47,026

Total	$532,875	$1,003	$(66)	$533,812

In December 2005, we exchanged certain bonds with Farm Bureau Life. We received bonds from Farm Bureau Life with a fair value of $42.7 million, accrued interest of $0.9 million and $0.5 million in cash, in exchange for bonds with a fair value of $44.1 million. We realized a loss of $0.9 million on the transaction.

Realized losses on fixed maturities totaling less than $0.1 million in 2005 and $0.2 million in 2004 were incurred as a result of writedowns for other-than-temporary impairment of fixed maturity securities. There were no writedowns for other-than-temporary impairments in 2006.

Income taxes (credits) include a provision of less than ($0.1) million in 2006, ($0.2) million in 2005 and $0.3 million in 2004 for the tax effect of realized gains and losses.

Other

At December 31, 2006, affidavits of deposits covering investments with a carrying value totaling $5,147.1 million were on deposit with state agencies to meet regulatory requirements.

At December 31, 2006, we had committed to provide additional funding for mortgage loans on real estate aggregating $58.2 million. These commitments arose in the normal course of business at terms that are comparable to similar investments.

We held cash collateral for derivative transactions totaling $72.5 million at December 31, 2006 and $4.5 million at December 31, 2005 that was invested and included in the balance sheets with corresponding amounts recorded in other liabilities. We also have securities we hold as off-balance sheet collateral for derivative transactions with a market value totaling $10.5 million at December 31, 2006 and $4.7 million at December 31, 2005.

No investment in any entity or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of stockholder’s equity at December 31, 2006.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (continued)

Our parent contributed fixed maturity securities to us with a market value totaling $48.6 million during 2006 and $34.2 million during 2005. These capital contributions were recorded at market value and the securities were subsequently classified as available for sale.

3. Derivative Instruments

We assume index annuity business under the coinsurance agreement and began writing index annuities directly during 2004. Index annuities guarantee the return of principal to the contract holder and credit amounts based on a percentage of the gain in a specified market index. Most of the premium received is invested in investment grade fixed income securities and a portion of the premium received from the contract holder is used to purchase derivative instruments consisting of one-year or two-year call options on the applicable market indices to fund the index credits due to the index annuity contract holders. On the respective anniversary dates of the index annuity contracts, the market index used to compute the index credits is reset and new call options are purchased to fund the next index credit. Although the call options are designed to be effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” Therefore, the change in fair value of the options is recognized in earnings in the period of change. The cost of the options can be managed through the terms of the index annuities, which permit changes to participation rates, asset fees and/or caps, subject to guaranteed minimums.

We held call options relating to our direct business with a fair value of $121.6 million at December 31, 2006 and $38.2 million at December 31, 2005. Our share of call options assumed under the coinsurance agreement, which is recorded as embedded derivatives in reinsurance recoverable, totaled $42.5 million at December 31, 2006 and $27.7 million at December 31, 2005. Derivative income (loss) includes $70.4 million for 2006, ($2.3) million for 2005 and $15.2 million for 2004 relating to call option proceeds and changes in fair value.

The reserve for index annuity contracts includes a series of embedded derivatives that represent the contract holder’s right to participate in index returns over the expected lives of the applicable contracts. The reserve includes the value of the embedded forward options despite the fact that call options are not purchased for a period longer than the period of time to the next index reset date. The change in the value of this embedded derivative is included in interest sensitive and index product benefits in the statements of income and totaled $70.0 million for 2006, $4.9 million for 2005 and $2.4 million for 2004.

We have modified coinsurance agreements where interest on funds withheld is determined by reference to a pool of fixed maturity securities. These arrangements contain embedded derivatives requiring bifurcation. Embedded derivatives in these contracts are recorded at fair value at each balance sheet date and changes in the fair values of the derivatives are recorded as derivative income or loss. The fair value of the embedded derivatives pertaining to funds withheld on variable business assumed by us totaled $0.1 million at December 31, 2006 and 2005, and the fair value of the embedded derivatives pertaining to funds withheld on business ceded by us was less than $0.1 million at December 31, 2006 and 2005. Derivative income (loss) from our modified coinsurance contracts totaled less than $0.1 million in 2006, ($0.4) million in 2005 and $0.1 million in 2004.

We occasionally purchase asset-backed securities and agree to settle at a future date, even though the same security or an essentially similar security could be settled at an earlier date. For these “when issued” securities, any changes in the market value of the security from the trade date through the settlement date are recorded as derivative income (loss) rather than as a component of accumulated other comprehensive income (loss). We did not purchase any when issued securities in 2006 or 2005. Derivative income from when issued securities totaled less than $0.1 million in 2004.

4. Fair Values of Financial Instruments

Statement No. 107, “Disclosures About Fair Value of Financial Instruments,” requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, for which it is practicable

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (continued)

to estimate value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent our underlying value.

We used the following methods and assumptions in estimating the fair value of our financial instruments.

Fixed maturity securities: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using a matrix calculation assuming a spread (based on interest rates and a risk assessment of the bonds) over U.S. Treasury bond yields.

Mortgage loans on real estate: Fair values are estimated by discounting expected cash flows using interest rates based on a spread above the U.S. Treasury curve. These spreads are based on overall performance of the commercial real estate market and the average life and historical performance of the loans in our portfolio.

Derivative instruments: Fair values for call options are based on quoted market prices.

Policy loans: Fair values are estimated by discounting expected cash flows using a risk-free interest rate based on the U.S. Treasury curve.

Cash and short-term investments: The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

Reinsurance recoverable: Reinsurance recoverable relating to our portion of the call options used to fund index credits on the index annuities assumed from American Equity is reported at fair value. Fair value is determined using quoted market prices for the call options. Reinsurance recoverable also includes the embedded derivatives in our modified coinsurance contracts under which we assume business. Market values for these embedded derivatives are based on the difference between the fair value and the cost basis of the underlying fixed maturity securities. We are not required to estimate fair value for the remainder of the reinsurance recoverable balance.

Other assets: Other assets include the embedded derivatives in our modified coinsurance contracts under which we cede business. Market values for these embedded derivatives are based on the difference between the fair value and the cost basis of the underlying fixed maturity securities. We are not required to estimate fair value for the remainder of the other assets balances.

Assets held in separate accounts: Separate account assets are reported at estimated fair value in our balance sheets.

Future policy benefits and other policyholders’ funds: Fair values of our liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities and supplementary contracts) are estimated using one of two methods. For contracts with known maturities, fair value is determined using discounted cash flow analyses based on current interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For contracts without known maturities, fair value is cash surrender value, the cost we would incur to extinguish the liability. We are not required to estimate the fair value of our liabilities under other insurance contracts.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (continued)

Liabilities related to separate accounts: Separate account liabilities are estimated at cash surrender value, the cost we would incur to extinguish the liability.

The following sets forth a comparison of the fair values and carrying values of our financial instruments subject to the provisions of Statement No. 107:

	December 31,
	2006		2005
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(Dollars in thousands)
Assets
Fixed maturities—available for sale	$4,490,771	$4,490,771	$3,066,100	$3,066,100
Fixed maturities—trading	14,927	14,927	14,848	14,848
Mortgage loans on real estate	450,967	457,132	303,359	307,910
Derivative instruments	121,584	121,584	38,163	38,163
Policy loans	20,529	23,621	20,835	22,662
Cash and short-term investments	125,015	125,015	70,883	70,883
Reinsurance recoverable	42,613	42,613	27,799	27,799
Other assets	37	37	32	32
Assets held in separate accounts	97,638	97,638	85,084	85,084
Liabilities
Future policy benefits	$5,364,978	$4,563,398	$3,577,953	$3,031,460
Other policyholders’ funds	10,921	10,921	10,670	10,670
Liabilities related to separate accounts	97,638	93,372	85,084	80,602

5. Reinsurance and Policy Provisions

Reinsurance

In the normal course of business, we seek to limit our exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers. Our reinsurance coverage for life insurance varies according to the age and risk classification of the insured with retention limits ranging up to $0.1 million of coverage per individual life. Amounts in excess of $0.1 million are ceded to Farm Bureau Life or to various third-party reinsurers. We do not use financial or surplus relief reinsurance. Life insurance in force ceded totaled $399.9 million (65.9% of direct life insurance in force) at December 31, 2006 and $385.5 million (62.9% of direct life insurance in force) at December 31, 2005.

In addition to the cession of risks described above, we also have reinsurance agreements with variable alliance partners to cede a specified percentage of risks associated with variable universal life and variable annuity contracts. Under these agreements, we pay the alliance partners their reinsurance percentage of charges and deductions collected on the reinsured polices. The alliance partners in return pay us their reinsurance percentage of benefits in excess of related account balances. In addition, the alliance partners pay us an expense allowance for certain new business, development and maintenance costs on the reinsured contracts.

Certain business has also been reinsured to Midland National Life Insurance Company (Midland National), formerly Clarica Life Insurance Company U.S., under an assumption reinsurance agreement.

Under the agreement, Midland National agreed to use its best efforts to secure appropriate policyholder and regulatory approvals to effectuate the transfer of risk from us to Midland National. This business is treated as being reinsured under indemnity reinsurance arrangements for the fiscal years ended December 31, 2006, 2005 and 2004.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (continued)

In total, insurance premiums and product charges have been reduced by $1.5 million in 2006, 2005 and 2004 and insurance benefits have been reduced by $1.8 million in 2006, $0.5 million in 2005 and $0.4 million in 2004 as a result of cession agreements.

Reinsurance contracts do not relieve us of our obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, we would be liable for these obligations, and payment of these obligations could result in losses. To limit the possibility of such losses, we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. No allowance for uncollectible amounts has been established against our asset for reinsurance recoverable since none of our receivables are deemed to be uncollectible.

We assume certain annuity business issued prior to August 1, 2004 through the coinsurance agreement with American Equity. Effective August 1, 2004, we announced the suspension of this agreement and, as a result of this suspension, no transfers of new business will occur unless we and American Equity agree to resume the coinsurance of new business. The business assumed by us prior to the suspension remains as part of our in force business. Premiums collected on this assumed business, not included in revenues in the statements of income, totaled $2.9 million in 2006, $4.5 million in 2005 and $202.1 million in 2004.

We assume certain traditional life, universal life and annuity business issued through December 31, 2002 from EMCNL. We also assume variable annuity and variable life business from alliance partners through modified coinsurance arrangements.

Life insurance in force assumed totaled $1,626.5 million (88.7% of total life insurance in force) at December 31, 2006 and $1,844.5 million (89.0% of total life insurance in force) at December 31, 2005. In total, premiums and product charges assumed totaled $26.0 million in 2006, $24.8 million in 2005 and $23.0 million in 2004. Insurance benefits assumed totaled $10.9 million in 2006, $10.7 million in 2005 and $11.1 million in 2004.

Policy Provisions

Certain variable annuity and variable universal life contracts in our separate accounts have minimum interest guarantees on funds deposited in our general account and guaranteed minimum death benefits (GMDBs) on our variable annuities. In addition, we have certain variable annuity contracts that have an incremental death benefit (IDB) rider that pays a percentage of the gain on the contract upon death of the contract holder. Information regarding our GMDBs and IDBs by type of guarantee and related separate account balance and net amount at risk (amount by which GMDB or IDB exceeds account value) is as follows:

	December 31, 2006		December 31, 2005
Type of Guarantee	Separate Account Balance	Net Amount at Risk	Separate Account Balance	Net Amount at Risk
	(Dollars in thousands)
Guaranteed minimum death benefit:
Return of net deposits	$13,275	$—	$7,366	$1
Return the greater of highest anniversary value or net deposits	172,634	278	126,906	695
Incremental death benefit	162,949	11,525	119,797	6,159

Total		$11,803		$6,855

The separate account assets are principally comprised of stock and bond mutual funds. The reserve for GMDBs and IDBs, determined using scenario-based modeling techniques and industry mortality assumptions, that is included in future policy benefits, totaled $0.3 million at December 31, 2006 and $0.1 million at December 31, 2005. The weighted average age of the contract holders with a GMDB or IDB rider was 54 years at December 31, 2006 and 57 years at December 31, 2005.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (continued)

Incurred benefits for GMDBs and IDBs totaled $0.2 million for 2006 and less than $0.1 million for 2005 and 2004. The 2004 amount excludes the impact of the adoption of SOP 03-1. Paid benefits for GMDBs and IDBs totaled less than $0.1 million for 2006, 2005 and 2004. The adoption of SOP 03-1 provisions relating to GMDBs and IDBs resulted in an increase to net income for 2004 totaling less than $0.1 million.

6. Income Taxes

We file a consolidated federal income tax return with FBL Financial Group, Inc. and a majority of its subsidiaries. FBL Financial Group, Inc. and its direct and indirect subsidiaries included in the consolidated federal income tax return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing a benefit to the extent their losses contribute to reduce consolidated taxes.

Deferred income taxes have been established based upon the temporary differences between the financial statement and income tax bases of assets and liabilities. The reversal of the temporary differences will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.

Income tax expenses (credits) are included in the financial statements as follows:

	Year Ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Taxes provided in statements of income:
Current	$12,114	$13,962	$15,766
Deferred	(2,352)	(8,062)	(8,861)

	9,762	5,900	6,905
Taxes provided in statement of changes in stockholder's equity—change in net unrealized investment gains/losses—deferred	(6,187)	(8,249)	5,327

	$3,575	$(2,349)	$12,232

The effective tax rate on income before income taxes is different from the prevailing federal income tax rate as follows:

	Year Ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Income before income taxes	$27,989	$16,521	$19,569

Income tax at federal statutory rate (35%)	$9,796	$5,782	$6,849
Tax effect (decrease) of:
Tax-exempt dividend income	(240)	(125)	(114)
State income taxes	200	242	181
Other items	6	1	(11)

Income tax expense	$9,762	$5,900	$6,905

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (continued)

The tax effect of temporary differences giving rise to our deferred income tax assets and liabilities is as follows:

	December 31,
	2006	2005
	(Dollars in thousands)
Deferred income tax assets:
Fixed maturity and equity securities	$7,036	$—
Future policy benefits	241,293	183,827
Other	1,292	1,027

	249,621	184,854
Deferred income tax liabilities:
Fixed maturity and equity securities	—	(6,374)
Deferred policy acquisition costs	(137,395)	(103,090)
Deferred sales inducements	(77,829)	(50,367)
Other	(1,344)	(509)

	(216,568)	(160,340)

Deferred income tax asset	$33,053	$24,514

7. Credit Arrangements

Farm Bureau Life and Farm Bureau Mutual Insurance Company, an affiliate, have each extended lines of credit to us in the amount of $10.0 million. Any borrowings are due within 30 days and interest on these agreements is charged at a variable rate equal to the one-month London Interbank Offered Rate (LIBOR). We do not have any outstanding borrowings on these lines of credit at December 31, 2006 or 2005.

8. Retirement Plans

We participate with several affiliates and an unaffiliated organization in various multiemployer defined benefit plans. These plans cover substantially all our employees and the employees of the other participating companies who have attained age 21 and one year of service. Benefits are based on years of service and the employee’s compensation. One of these plans provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. Net periodic pension cost of the plans is allocated between participants generally on a basis of time incurred by the respective employees for each employer. Such allocations are reviewed annually. Pension expense aggregated $1.1 million in 2006, $0.9 million in 2005 and $0.6 million in 2004.

We participate with several affiliates in a 401(k) defined contribution plan which covers substantially all employees. We contribute FBL Financial Group, Inc. stock in an amount equal to 100% of an employee's contributions up to 2% of the annual salary contributed by the employee and an amount equal to 50% of an employee's contributions between 2% and 4% of the annual salary contributed by the employee. Costs are allocated among the affiliates on a basis of time incurred by the respective employees for each company. Expense related to the plan totaled $0.2 million in 2006 and 2005 and $0.1 million in 2004.

In addition to benefits offered under the aforementioned benefit plans, we and several other affiliates sponsor a plan that provides group term life insurance benefits to retirees who have worked full-time for ten years and attained age 55 while in service. Postretirement benefit expense is allocated in a manner consistent with pension expense discussed above. Postretirement benefit expense aggregated less than $0.1 million in 2006, 2005 and 2004.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (continued)

9. Management and Other Agreements

We share certain office facilities and services with the Iowa Farm Bureau Federation (IFBF), the majority owner of FBL Financial Group, Inc., and its affiliated companies. These expenses are allocated on the basis of cost and time studies that are updated annually and consist primarily of rent, salaries and related expenses, travel and other operating costs.

We participate in a management agreement with FBL Financial Group, Inc., under which FBL Financial Group, Inc. provides general business, administration and management services. In addition, Farm Bureau Management Corporation, a wholly-owned subsidiary of the IFBF, provides certain management services to us under a separate arrangement. We incurred expenses totaling $5.7 million in 2006, $3.0 million in 2005 and $1.5 million in 2004 for these services.

We have equipment and auto lease agreements with FBL Leasing Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc. We incurred expenses totaling $0.8 million in 2006, $0.7 million in 2005 and $0.5 million in 2004 under these agreements.

EquiTrust Investment Management Services, Inc., an indirect, wholly-owned subsidiary of FBL Financial Group, Inc., provides investment advisory services for us. The related fees are based on the level of assets under management plus certain out-of-pocket expenses. We incurred expenses totaling $4.6 million in 2006, $3.2 million in 2005 and $2.5 million in 2004 relating to these services.

10. Commitments and Contingencies

In the normal course of business, we may be involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. At December 31, 2006, management is not aware of any claims for which a material loss is reasonably possible. Midland National, as part of the sale agreement for the Company, has assumed all accrued, absolute and contingent liabilities that may arise out of or related to, the business with us prior to December 30, 1997.

We self-insure our employee health and dental claims. However, claims in excess of our self-insurance limits are fully insured. We fund insurance claims through a self-insurance trust. Deposits to the trust are made at an amount equal to our best estimate of claims incurred during the period. Accordingly, no accruals are recorded on our financial statements for unpaid claims and claims incurred but not reported. Adjustments, if any, resulting in changes in the estimate of claims incurred will be reflected in operations in the periods in which such adjustments are known.

We have extended a line of credit in the amount of $10.0 million to Farm Bureau Life. Any borrowings are due within 30 days and interest on this agreement is charged at a variable rate equal to the one-month LIBOR. There were no outstanding borrowings on this line of credit at December 31, 2006 or 2005.

Our parent leases its home office properties under a 15-year operating lease. Our expected share of future remaining minimum lease payments under this lease as of December 31, 2006 is as follows: 2007—$0.3 million; 2008—$0.4 million; 2009—$0.4 million; 2010—$0.4 million; 2011—$0.4 million and thereafter, through 2013—$0.5 million. Rent expense for this lease totaled $0.6 million in 2006, $0.5 million in 2005 and $0.4 million in 2004. We also lease additional space under an operating lease which expires December 31, 2016. Our expected share of future remaining lease payments under this lease as of December 31, 2006 is as follows: 2007—$0.2 million; 2008—$0.2 million; 2009—$0.2 million; 2010—$0.5 million; 2011—$0.5 million and thereafter, through 2016—$2.5 million. Rent expense for this lease totaled $0.1 million for 2006, 2005 and 2004.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (continued)

11. Statutory Information

Our financial statements included herein differ from related statutory-basis financial statements principally as follows: (a) the bond portfolio is classified as either available-for-sale or trading, which are carried at fair value rather than generally being carried at amortized cost; (b) changes in the fair value of call options we directly hold are recorded as a component of derivative income rather than, prior to 2006, directly to surplus; (c) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (d) future policy benefit reserves for participating traditional life insurance products are based on net level premium methods and guaranteed cash value assumptions which may differ from statutory reserves; (e) future policy benefit reserves for certain interest sensitive products are based on full account values, rather than discounting methodologies utilizing statutory interest rates; (f) net realized gains or losses attributed to changes in the level of market interest rates are recognized as gains or losses in the statements of income when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security or mortgage loan; (g) the established formula-determined statutory investment reserve, changes in which are charged directly to surplus, is not recorded as a liability; (h) certain deferred income tax assets, agents’ balances and certain other assets designated as “nonadmitted assets” for statutory purposes are reported as assets rather than being charged to surplus; (i) revenues for interest sensitive and variable products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; (j) pension income or expense is recognized for all employees in accordance with Statement No. 87, “Employers’ Accounting for Pensions” rather than for vested employees only; and (k) assets and liabilities are restated to fair values when a change in ownership occurs that is accounted for as a purchase, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

Our net income, as determined in accordance with statutory accounting practices, was $24.5 million in 2006, $20.2 million in 2005 and $22.9 million in 2004. Our total statutory capital and surplus was $328.0 million at December 31, 2006 and $215.6 million at December 31, 2005.

Our ability to pay dividends to our parent company is restricted because prior approval of the Iowa Insurance Commissioner is required for payment of dividends to the stockholder which exceed an annual limitation. In addition, under the Iowa Insurance Holding Company Act, we may not pay an “extraordinary” dividend without prior notice to and approval by the Iowa Insurance Commissioner. An “extraordinary” dividend is defined under the Iowa Insurance Holding Company Act as any dividend or distribution of cash or other property whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceeds the greater of (i) 10% of policyholders’ surplus (total statutory capital stock and statutory surplus) as of December 31 of the preceding year, or (ii) the statutory net gain from operations of the insurer for the 12-month period ending December 31 of the preceding year. During 2007, the maximum amount legally available for distribution to our parent company without further regulatory approval is $32.8 million.

12. Segment Information

We analyze operations by reviewing financial information regarding products that are aggregated into four product segments. The product segments are: (1) Traditional Annuity—Exclusive Distribution (“Exclusive Annuity”), (2) Traditional Annuity—Independent Distribution (“Independent Annuity”), (3) Traditional and Universal Life Insurance and (4) Variable. We also have corporate capital that is aggregated into a Corporate and Other segment.

The Exclusive Annuity segment primarily consists of a closed block of fixed rate annuities sold through our exclusive agency distribution prior to February 2006. Fixed rate annuities consist primarily of flexible premium deferred annuities which provide for tax-deferred savings. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (continued)

The Independent Annuity segment consists of fixed rate annuities, index annuities and supplementary contracts (some of which involve life contingencies) sold through our independent distribution or assumed through our coinsurance agreements with American Equity and EMCNL. Supplementary contracts provide for the systematic repayment of funds that accumulate interest. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Traditional and Universal Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The Corporate and Other segment consists primarily of investments and related investment income not specifically allocated to our product segments.

We analyze our segment results based on pre-tax operating income (loss). Accordingly, income taxes are not allocated to the segments. In addition, operating results are generally reported net of any transactions between the segments. Operating income (loss) represents net income excluding the impact of realized and unrealized gains and losses on investments and changes in net unrealized gains and losses on derivatives. The impact of realized and unrealized gains and losses on investments and unrealized gains and losses on derivatives also includes adjustments for that portion of amortization of deferred policy acquisition costs and deferred sales inducements attributable to such gains or losses.

We use operating income, in addition to net income, to measure our performance since realized and unrealized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from period to period. These fluctuations make it difficult to analyze core operating trends. In addition, for derivatives not designated as hedges, there is a mismatch between the valuation of the asset and liability when deriving net income. Specifically, call options relating to our index business are one or two-year assets while the embedded derivative in the index contracts represents the rights of the contract holder to receive index credits over the entire period the index annuities are expected to be in force. For our other embedded derivatives in the product segments, the embedded derivatives are marked to market, but the associated insurance liabilities are not marked to market. A view of our operating performance without the impact of these mismatches enhances the analysis of our results. We use operating income for goal setting, determining company-wide bonuses and evaluating performance on a basis comparable to that used by many in the investment community.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (continued)

Financial information concerning our operating segments is as follows:

	Year Ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Operating revenues:
Traditional Annuity—Exclusive Distribution	$24	$14	$—
Traditional Annuity—Independent Distribution	234,139	168,724	139,265
Traditional and Universal Life Insurance	28,641	29,711	30,373
Variable	3,860	3,650	3,370
Corporate and Other	1,563	1,345	230

	268,227	203,444	173,238
Realized/unrealized gains (losses) on investments(A)	(11)	(504)	734
Change in unrealized gains/losses on derivatives(A)	74,804	(232)	8,352

Total revenues	$343,020	$202,708	$182,324

Net investment income:
Traditional Annuity—Exclusive Distribution	$16	$14	$—
Traditional Annuity—Independent Distribution	222,897	160,303	124,712
Traditional and Universal Life Insurance	14,811	15,447	15,653
Variable	739	671	966
Corporate and Other	1,563	1,345	230

Total net investment income	$240,026	$177,780	$141,561

Amortization:
Traditional Annuity—Exclusive Distribution	$55	$—	$—
Traditional Annuity—Independent Distribution	53,390	34,996	18,967
Traditional and Universal Life Insurance	1,211	1,714	318
Variable	1,240	2,231	(116)
Corporate and Other	(5)	1	—

	55,891	38,492	19,169
Realized/unrealized gains (losses) on investments(A)	2	(100)	365
Change in unrealized gains/losses on derivatives(A)	3,144	(2,478)	653

Total amortization	$59,037	$36,364	$20,187

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (continued)

	Year Ended December 31,
	2006	2005	2004
	(Dollars in thousands)
Pre-tax operating income (loss):
Traditional Annuity—Exclusive Distribution	$(401)	$(487)	$—
Traditional Annuity—Independent Distribution	22,594	17,921	12,282
Traditional and Universal Life Insurance	6,520	4,427	6,343
Variable	(3,430)	(2,465)	20
Corporate and Other	1,094	1,036	(661)

	26,377	20,432	17,984
Income taxes on operating income	(8,711)	(7,490)	(6,352)
Realized/unrealized gains (losses) on investments(A)	(8)	(262)	240
Change in unrealized gains/losses on derivatives(A)	569	(2,059)	792

Net income	$18,227	$10,621	$12,664

Assets:
Traditional Annuity—Exclusive Distribution	$496	$1,245	$—
Traditional Annuity—Independent Distribution	5,632,395	3,764,454	2,816,659
Traditional and Universal Life	254,730	258,507	267,354
Variable	137,632	122,358	105,586
Corporate and Other	146,736	86,307	46,730

	6,171,989	4,232,871	3,236,329
Unrealized gains (losses) on investments, net(A)	(3,091)	13,028	36,596
Other classification adjustments	(13,736)	(67,884)	(5,659)

Total assets	$6,155,162	$4,178,015	$3,267,266

(A)	Amounts are net of adjustments, as applicable, to amortization of deferred policy acquisition costs, deferred sales inducements and income taxes attributable to gains and losses on investments and derivatives.

Beginning in 2005, we changed the allocation of capital among our segments to be consistent with a change in how we manage capital at the segment level. This change, coupled with a refinement in the allocation of accrued investment income and certain other assets and liabilities among the segments, resulted in an increase (decrease) in investments in our segments as of January 1, 2005 as follows: Independent Annuity—$19.8 million; Traditional and Universal Life Insurance—($7.6) million; Variable—($0.8) million and Corporate and Other—$1.5 million. Accordingly, operating revenues and pre-tax operating income (loss) by segment for 2005 are impacted by the income on the investments transferred. An estimate of the impact of this asset transfer on operating revenues and pre-tax operating income (loss) for 2005 is as follows: Independent Annuity—$1.3 million; Traditional and Universal Life Insurance—($0.5) million and Corporate and Other—$0.1 million.

Also beginning in 2005, we changed the method in which indirect expenses (those expenses for which we do not have a reliable basis such as time studies for allocating the costs) are allocated among the segments from a pro rata method based on allocated capital to a pro rata method based on direct expenses. The change in allocating indirect expenses was made in conjunction with our change in allocating capital to better reflect the effort and resources required to operate the separate segments. The exact impact of this change is not determinable as it was not practicable to calculate required capital under both the new and old capital allocation methodologies during 2005. The most significant impact of this change was a shift of other underwriting expenses from the Corporate and Other segment to the Traditional and Universal Life Insurance and Variable segments. The impact on the Independent Annuity segment is not believed to be significant with a slight reduction in other underwriting expenses resulting from this change.

EQUITRUST LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (continued)

Capitalized software is allocated to the Corporate and Other segment and the related amortization is allocated to the Independent Annuity segment.

Expenditures for long-lived assets were not significant during the periods presented above. Goodwill of $1.2 million at December 31, 2006 and 2005 is allocated to the Variable segment.

Net statutory premiums collected, which include premiums collected from annuities and universal life-type products that are not included in revenues for GAAP reporting, totaled $1,855.7 million in 2006, $959.0 million in 2005 and $722.4 million in 2004. Our direct annuity premiums collected for the Independent Annuity segment are concentrated in the following states: Florida (2006—10%, 2005—14%, 2004—13%), Texas (2006—9%, 2005—8%, 2004—4%), Pennsylvania (2006—8%, 2005—4%, 2004—<1%), California (2006—8%, 2005—10%, 2004—11%), North Carolina (2006—6%, 2005—8%, 2004—6%) and Michigan (2006—6%, 2005—7%, 2004—11%).

PART C

OTHER INFORMATION

Item 26. Exhibits

(a)	Certified Resolution of the Board of Directors of the Company establishing the Variable Account.(1)

(b)	None.

(c)	(1)	Underwriting Agreement.(3)

	(2)	Form of Sales Agreement.(1)

	(3)	Form of Wholesaling Agreement.(1)

	(4)	Paying Agent Agreement(3)

(d)	(1)	Policy Form.(1)

	(2)	Universal Cost of Living Increase Rider.(6)

	(3)	Universal Waiver of Charges Rider.(6)

	(4)	Other Adult Universal Life Insurance Rider.(6)

	(5)	Universal Children’s Term Life Insurance Rider.(6)

	(6)	Death Benefit Guarantee Rider(2)

	(7)	Universal Guaranteed Insurability Option Rider.(6)

(e)	(1)	Application Form.(1)

(f)	(1)	Certificate of Incorporation of the Company.(1)

	(2)	By-Laws of the Company.(1)

(g)	(1)	Reinsurance Agreement between EquiTrust Life Insurance Company and Gerling Global Reinsurance Company.(5)

	(2)	Reinsurance Agreement between EquiTrust Life Insurance Company and Business Men’s Reinsurance Company of America.(5)

(h)	(1)	Participation Agreement relating to Equitrust Variable Insurance Series Fund.(1)

(a) Amended Schedule to Participation Agreement.(4)

(b) Amended Participation Agreement.(9)

	(2)	Participation Agreement relating to Dreyfus Funds.(1)

(a) Amended Schedule to Participation Agreement.(7)

(b) Supplemental Agreement.(9)

	(3)	Participation Agreement relating to T. Rowe Price Equity Series, Inc. Fund and T. Rowe Price International Series, Inc.(1)

	(4)	Participation Agreement relating to American Century Funds.(7)

(a) Amendment to Shareholder Services Agreement.(7)

(b) Form of Amendment to Participation Agreement.(8)

(c) Form of Amendment to Shareholder Services Agreement.(8)

	(5)	Participation Agreement relating to Fidelity Variable Insurance Products Funds.(4)

	(6)	Participation Agreement relating to Franklin Templeton Funds.(4)

(a) Amendment to Participation Agreement.(7)

(7) Participation Agreement relating to JP Morgan Series Trust II.(4)

(a) Amendment to Fund Participation Agreement.(9)

(8) Participation Agreement relating to Summit Pinnacle Series.(4)

(i)	None.

(j)	(1) T. Rowe Price Shareholder Information Agreement (Rule 22c-2).(9)
(2) American Century Shareholder Information Agreement (Rule 22c-2).(9)
(3) Fidelity Shareholder Information Agreement (Rule 22c-2).(9)
(4) Franklin Shareholder Information Agreement (Rule 22c-2).(9)
(5) Summit Shareholder Information Agreement (Rule 22c-2).(9)

(k)	Opinion and Consent of Stephen M. Morain, Esquire.(9)

(l)	Opinion and Consent of Christopher G. Daniels, FSA, MAAA, Life Product Development and Pricing Vice President.(9)

(m)	None.

(n)	(1) Consent of Ernst & Young LLP(9)
(2) Consent of Sutherland Asbill & Brennan LLP(9)

(o)	Financial Statement Schedules.(9)

Schedule I—Summary of Investments

Schedule III—Supplementary Insurance Information

Schedule IV—Reinsurance

All other schedules for which provision is made in the applicable accounting regulation of the
Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

(p)	None.

(q)	Memorandum describing the Company’s issuance, transfer and redemption procedures for the Policy.(9)

(1)	Incorporated herein by reference to the Initial Filing to the Registration Statement on Form S-6 (File No. 333-62221) filed with the Securities and Exchange Commission on August 25, 1998.
(2)	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 (File No. 333-62221) filed with the Securities and Exchange Commission on February 26, 2001.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 (File No. 333-62221) filed with the Securities and Exchange Commission on April 26, 2001.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 (File No. 333-45813) filed with the Securities and Exchange Commission on September 28, 2001.
(5)	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 (File No. 333-45813) filed with the Securities and Exchange Commission April 29, 2003.
(6)	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 (File No. 333-62221) filed with the Securities and Exchange Commission on April 29, 2003.
(7)	Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 (File No. 333-62221) filed with the Securities and Exchange Commission on April 29, 2005.
(8)	Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-6 (File No. 333-62221) filed with the Securities and Exchange Commission on April 28, 2006.
(9)	Filed herein.

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices

Steve L. Baccus	Director

Jerry L. Chicoine	Director

Craig D. Hill	Director

Craig A. Lang	President and Director

James W. Noyce	Chief Executive Officer and Director

Dennis J. Presnall	Senior Vice President

Stephen M. Morain	Senior Vice President and General Counsel, Secretary

John M. Paule	Executive Vice President

James P. Brannen	Chief Financial Officer and Chief Administrative Officer, Treasurer

Douglas W. Gumm	Vice President—Information Technology

JoAnn Rumelhart	Vice President

Lou Ann Sandburg	Vice President—Investments and Assistant Treasurer

David T. Sebastian	Vice President

Donald J. Seibel	Vice President—Finance

Bruce A. Trost	Vice President

Paul Grinvalds	Vice President—Life Administration

Dwayne McGraw	Vice President—Corporate Actuarial, Appointed Actuary

David A. McNeill	Vice President—Assistant General Counsel—Life

Dennis M. Marker	Vice President—Investment Administration

Thomas L. May	Vice President—Sales and Marketing

James M. Mincks	Vice President—Human Resources

Rosemary Parson	Vice President—Operations

James A. Pugh	Vice President—Assistant General Counsel

Scott S. Shuck	Vice President—Marketing Services

Robert A. Simons	Vice President—Assistant General Counsel—Securities

Name and Principal Business Address*	Positions and Offices

James J. Streck	Vice President—Life Underwriting/Issue/Alliance Administration

Lynn E. Wilson	Vice President—Life Sales

Laura Kellen Beebe	Securities Vice President

Christopher G. Daniels	Life Product Development and Pricing Vice President, Illustration Actuary

Charles T. Happel	Securities Vice President

Danielle Kuhn	Accounting Vice President

James E. McCarthy	Trust Sales Vice President

Kenneth (Kip) G. Peters	Enterprise Information Protection Vice President

Robert J. Rummelhart	Investment Vice President

Janice K. Sewright	Accounting Vice President

Douglas V. Shelton	Tax and Benefits Vice President

Roger PJ Soener	Investment Vice President, Real Estate

Blake D. Weber	Sales Services Vice President

*	The principal business address of all persons listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266.

Item 28. Persons Controlled By Or Under Common Control With The Depositor Or Registrant

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by Farm Bureau Life Insurance Company which is owned by FBL Financial Group, Inc. This Company and its affiliates are described more fully in the Prospectus and Statement of Additional Information included in this registration statement. Various companies and other entities controlled by FBL Financial Group, Inc., may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of the owners of their common stock (where applicable), are set forth on the following diagram.

SEE ORGANIZATION CHART ON FOLLOWING PAGE

FBL FINANCIAL GROUP, INC.

Ownership Chart

01/01/07

Item 29. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) EquiTrust Marketing Services, LLC is the registrant’s principal underwriter and also serves as the principal underwriter to EquiTrust Life Annuity Account, EquiTrust Life Annuity Account II, and EquiTrust Life Variable Account II, and the separate accounts of Farm Bureau Life Insurance Company, an affiliate of the Company, including Farm Bureau Life Annuity Account and Farm Bureau Life Variable Account.

(b) Officers and Managers of EquiTrust Marketing Services, LLC

Name and Principal Business Address*	Positions and Offices

David T. Sebastian	President and Manager

James W. Noyce	Chief Executive Officer and Manager

James P. Brannen	Chief Financial Officer, Treasurer and Manager

Dennis M. Marker	Chief Compliance Officer, Vice President—Investment Administration and Manager

JoAnn Rumelhart	Executive Vice President and Manager

John M. Paule	Executive Vice President and Manager

Stephen M. Morain	Senior Vice President, General Counsel and Manager

Lou Ann Sandburg	Vice President—Investments, Assistant Treasurer and Manager

Robert A. Simons	Assistant General Counsel, Securities

Kristi Rojohn	Investment Compliance Vice President and Secretary

Deborah K. Peters	Broker/Dealer Compliance and Market Conduct Vice President

Lisa Altes	Director, Mutual Funds Business Development

Rob Ruisch	Mutual Funds Accounting Director

Barbara A. Bennett	Director, Treasury Services

Name and Principal Business Address*	Positions and Offices

Thomas J. Faulconer	OSJ Principal (Indiana)

Karen Garza	Assistant Secretary

Jennifer Morgan	Assistant Secretary

Sara Welp	Assistant Secretary

Jodi Winslow	Assistant Secretary

*	The principal business address of all of the persons listed above is 5400 University Avenue, West Des Moines, Iowa 50266.

(c) Compensation from the Registrant

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation

EquiTrust Marketing Services, LLC	$164,901	NA	NA	NA

Item 31. Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 5400 University Avenue, West Des Moines, Iowa 50266.

Item 32. Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 33. Fee Representation

The Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, EquiTrust Life Variable Account II certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of West Des Moines, State of Iowa, on the 27th day of April, 2007.

EQUITRUST LIFE VARIABLE ACCOUNT II

By:	/s/ Craig A. Lang
Craig A. Lang
President
EquiTrust Life Insurance Company

EQUITRUST LIFE INSURANCE COMPANY

By:	/s/ Craig A. Lang
Craig A. Lang
President
EquiTrust Life Insurance Company

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates set forth below.

Signature	Title	Date
/s/ Craig A. Lang	President and Director [Principal Executive Officer]	April 27, 2007
Craig A. Lang

/s/ James W. Noyce	Chief Executive Officer and Director	April 27, 2007
James W. Noyce

/s/ James P. Brannen James P. Brannen	Chief Financial Officer and Chief Administrative Officer, Treasurer [Principal Financial and Accounting Officer]	April 27, 2007

*	Director	April 27, 2007
Steve L. Baccus

* Craig D. Hill	Director	April 27, 2007

*	Director	April 27, 2007
Jerry L. Chicoine

*By	/s/ Stephen M. Morain
Stephen M. Morain
Attorney-In-Fact,
Pursuant to Power of Attorney.